         As filed with the Securities and Exchange Commission on August 24, 2005
                                                    1933 Act File No. 333-123961
                                                     1940 Act File No. 811-21745

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-2

                             REGISTRATION STATEMENT
                      UNDER THE SECURITIES ACT OF 1933     [ ]
                        PRE-EFFECTIVE AMENDMENT NO. 1      [X]
                        POST-EFFECTIVE AMENDMENT NO. __    [ ]

                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940      [ ]
                                AMENDMENT NO. 1            [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

           EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (617) 482-8260

                                 ALAN R. DYNNER
     THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MASSACHUSETTS 02109
                     NAME AND ADDRESS (OF AGENT FOR SERVICE)

                          COPIES OF COMMUNICATIONS TO:

            MARK P. GOSHKO, ESQ.                         LEONARD B. MACKEY, ESQ.
KIRKPATRICK & LOCKHART NICHOLSON GRAHAM LLP               CLIFFORD CHANCE US LLP
              75 STATE STREET                              31 WEST 52ND STREET
        BOSTON, MASSACHUSETTS 02109                         NEW YORK, NY 10019

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

     It is proposed that this filing will become effective (check appropriate box):

          [ ] when declared effective pursuant to Section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

---------------------------------------------------------------------------------------------------------
                                                         PROPOSED         PROPOSED
                                                          MAXIMUM          MAXIMUM
                                       AMOUNT BEING      OFFERING         AGGREGATE         AMOUNT OF
                                        REGISTERED    PRICE PER UNIT   OFFERING PRICE   REGISTRATION FEES
TITLE OF SECURITIES BEING REGISTERED        (1)             (1)              (1)            (1)(2)(3)
---------------------------------------------------------------------------------------------------------
Common Shares of Beneficial
Interest, $0.01 par value                 50,000          $20.00         $1,000,000          $117.70
---------------------------------------------------------------------------------------------------------

(1) Estimated solely for purposes of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2) Includes Shares that may be offered to the Underwriters pursuant to an option to cover over-allotments.

(3) A registration fee of $117.70 was previously paid in connection with the initial filing filed on April 8, 2005.

                                   ----------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATES AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY PROSPECTUS           Subject to Completion           August 23, 2005
--------------------------------------------------------------------------------

                              SHARES

                EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND

                COMMON SHARES
[EATON VANCE LOGO]
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES. Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes.

PORTFOLIO MANAGEMENT STRATEGIES. Under normal market conditions, the Fund's investment program will consist primarily of (1) owning a diversified portfolio of common stocks, a segment of which (the "U.S. Segment") holds stocks of U.S. issuers and a segment of which (the "International Segment") holds stocks of non-U.S. issuers, and (2) selling on a continuous basis call options on broad-based domestic stock indices on at least 80% of the value of the U.S. Segment and call options on broad-based foreign country and/or regional stock indices on at least 80% of the value of the International Segment.

INVESTMENT ADVISER AND SUB-ADVISERS. The Fund's investment adviser is Eaton Vance Management ("Eaton Vance" or the "Adviser"). As of July 31, 2005, Eaton Vance and its subsidiaries managed approximately $106 billion on behalf of funds, institutional clients and individuals, including approximately $64.6 billion in equity assets. Eaton Vance has engaged its affiliate, Parametric Portfolio Associates LLC ("Parametric" or a "Sub-Adviser"), as a sub-adviser to the Fund. Parametric, founded in 1987, specializes in managing broadly diversified, risk controlled and tax-efficient portfolios for high net worth and investment company clients. Parametric managed approximately $12.8 billion in assets as of July 31, 2005. Eaton Vance has also engaged Rampart Investment Management Company, Inc. ("Rampart" or a "Sub-Adviser"), as a sub-adviser of the Fund. Rampart, founded in 1983, specializes in options management and trading for institutional, high net worth and investment company clients. Rampart managed approximately $4.48 billion in assets as of June 30, 2005. Eaton Vance will be responsible for managing the Fund's overall investment program, providing research support to the Sub-Advisers and supervising the performance of the Sub-Advisers. Parametric will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques, relying in part on the fundamental research and analytical judgments of the Adviser. Parametric has developed specialized programs and systems that are designed to provide for efficient implementation of the Fund's strategies. Rampart will be responsible for providing advice on,
and execution of, the Fund's options strategy.        (continued on inside front
cover)

BECAUSE THE FUND IS NEWLY ORGANIZED, ITS COMMON SHARES HAVE NO HISTORY OF PUBLIC TRADING. THE SHARES OF CLOSED-END INVESTMENT COMPANIES OFTEN TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE, WHICH MAY INCREASE INVESTORS' RISK OF LOSS.

BEFORE BUYING ANY COMMON SHARES YOU SHOULD READ THE DISCUSSION OF THE MATERIAL RISKS OF INVESTING IN THE FUND IN "PRINCIPAL RISKS OF THE FUND" BEGINNING ON PAGE 34 OF THIS PROSPECTUS. CERTAIN OF THE RISKS ARE SUMMARIZED IN "PROSPECTUS SUMMARY--PRINCIPAL RISKS OF THE FUND" BEGINNING ON PAGE 9.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                   PRICE TO PUBLIC   SALES LOAD(2)   ESTIMATED OFFERING EXPENSES(3)     PROCEEDS TO FUND
------------------------------------------------------------------------------------------------------------------------
Per Share                                $20.00            $0.90                    $0.04                      $19.10
------------------------------------------------------------------------------------------------------------------------
Total(1)                             $                $                        $                           $
------------------------------------------------------------------------------------------------------------------------

(1) The Fund has granted the underwriters an option to purchase up to additional common shares at the price to the public, less sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total price to public, sales load, estimated offering expenses and proceeds to
     the Fund will be $    , $    , $    and $    , respectively. See
     "Underwriting."
(2) Eaton Vance (not the Fund) has agreed to pay a shareholder servicing fee to UBS Securities LLC and may also pay additional compensation to certain qualifying Underwriters. The total compensation received by the Underwriters will not exceed 9.0% of the aggregate initial offering price of the common shares offered hereby. See "Underwriting."
(3)  In addition to the sales load, the Fund will pay offering expenses of up to
     $0.04 per share, estimated to total $    , which will reduce the "Proceeds
     to Fund" (above). Eaton Vance or an affiliate has agreed to pay the amount by which the aggregate of all of the Fund's offering costs (other than sales load) exceed $0.04 per share. Eaton Vance or an affiliate has agreed to reimburse all Fund organizational costs.
The underwriters expect to deliver the common shares to purchasers on or about
          , 2005.

UBS INVESTMENT BANK                         CITIGROUP                       MERRILL LYNCH & CO.
WACHOVIA SECURITIES                                                                A.G. EDWARDS
ADVEST, INC.                      BANC OF AMERICA SECURITIES LLC          ROBERT W. BAIRD & CO.
H&R BLOCK FINANCIAL ADVISORS,          FERRIS, BAKER WATTS         J.J.B. HILLIARD, W.L. LYONS,
INC.                                       INCORPORATED                                    INC.
JANNEY MONTGOMERY SCOTT LLC          KEYBANC CAPITAL MARKETS             LEGG MASON WOOD WALKER
                                                                                   INCORPORATED
OPPENHEIMER & CO.          RBC CAPITAL MARKETS       RAYMOND JAMES      WELLS FARGO SECURITIES

--------------------------------------------------------------------------------
(continued from previous page)

PORTFOLIO CONTENTS. Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks of domestic and foreign issuers. Initially, the U.S. Segment is expected to represent approximately 50% to 60% of the value of the Fund's stock portfolio and the International Segment is expected to represent approximately 40% to 50% of the Fund's stock portfolio. The Fund initially is investing a substantial portion of its assets in U.S. issuers because the Adviser believes that such issuers currently provide favorable investment opportunities. These percentages may vary significantly over time depending upon the Adviser's evaluation of market circumstances and other factors. Under normal market conditions, the Fund will invest a substantial portion of its total assets in the securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). The Fund may invest up to 15% of its total assets in securities in emerging markets issuers.

For the U.S. Segment, the Fund intends initially to write index call options on the Standard & Poor's 500 Composite Stock Price Index and the NASDAQ-100 Index. For the International Segment, the Fund intends initially to write index call options on broad-based foreign country and/or regional stock indices that the Adviser believes are collectively representative of the International Segment. Over time, the indices on which the Fund writes call options may vary as a result of changes in the availability and liquidity of various listed index options, the Adviser's evaluation of equity market conditions and other factors. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis.

THE FUND SEEKS TO GENERATE CURRENT EARNINGS FROM OPTION PREMIUMS AND, TO A LESSER EXTENT, FROM DIVIDENDS ON STOCKS HELD. The Fund intends to employ a variety of tax-management techniques and strategies as described herein, seeking in part to minimize the Fund's ordinary income and its net realized short-term capital gains in excess of net realized long-term capital losses. To the extent that the Fund's ordinary income and net realized short-term gains over net realized long-term losses exceed Fund expenses, dividends with respect to such amounts when paid to Common Shareholders will be taxable as ordinary income.

Under normal market conditions, at least 80% of the value of the Fund's total assets will be subject to written index call options. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential future stock price appreciation of the Fund's portfolio of common stocks.

EXCHANGE LISTING. The Fund has applied for listing of its common shares ("Common Shares") on the New York Stock Exchange under the symbol "ETW." Because the Fund is newly organized, its Common Shares have no history of public trading. The shares of closed-end management investment companies frequently trade at a discount from their net asset value which may increase investor's risk of loss. The returns earned by holders of the Fund's Common Shares ("Common Shareholders") who purchase their shares in this offering and sell their shares below net asset value will be reduced.

Eaton Vance believes that the Fund may be appropriate for investors seeking an investment vehicle that combines regular distributions with the potential for capital appreciation. The Fund may be particularly well suited for taxpaying investors who can benefit from the minimization and deferral of federal income taxes that the Fund seeks to provide.

The Fund's net asset value and distribution rate will vary and may be affected by numerous factors, including changes in stock prices, option premiums, market interest rates, dividend rates and other factors. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

This Prospectus sets forth concisely information you should know before investing in the shares of the Fund. Please read and retain this Prospectus for
future reference. A Statement of Additional Information dated           , 2005,
has been filed with the Securities and Exchange Commission ("SEC") and can be obtained without charge by calling 1-800-225-6265 or by writing to the Fund. A table of contents to the Statement of Additional Information is located at page 62 of this Prospectus. This Prospectus incorporates by reference the entire Statement of Additional Information. The Statement of Additional Information is available along with shareholder reports and other Fund-related materials: at the SEC's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the reference room); from the EDGAR database on the SEC's internet site (http://www.sec.gov); upon payment of copying fees by writing to the SEC's public reference section, Washington, DC 20549-0102; or by electronic mail at publicinfo@sec.gov. The Fund's address is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 and its telephone number is 1-800-225-6265.

--------------------------------------------------------------------------------
                                       II

The Fund's shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the Common Shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the respective indices to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices for option writing. The index sponsors have no obligation to take the needs of the Fund or its Common Shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Common Shares of the Fund to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.

THE INDEX SPONSORS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE INDEX SPONSORS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, THE COMMON SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES IN THE FUND'S OPTIONS WRITING PROGRAM. IN PUBLISHING THE INDICES, THE INDEX SPONSORS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX SPONSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The underwriters named in the Prospectus may purchase up to           additional
shares from the Fund under certain circumstances.

Until           , 2005 (25 days after the date of this prospectus), all dealers that buy, sell or trade the shares, whether or not participating in this offering, may be required to deliver a Prospectus. This is in addition to the dealers' obligations to deliver a Prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Prospectus summary....................    1
Summary of Fund expenses..............   17
The Fund..............................   18
Use of proceeds.......................   18
Investment objectives and policies....   18
Principal risks of the Fund...........   34
Management of the Fund................   41
Distributions.........................   44
Federal income tax matters............   46
Dividend reinvestment plan............   50
Description of capital structure......   52
Underwriting..........................   58
Custodian and transfer agent..........   61
Legal opinions........................   61
Reports to shareholders...............   61
Independent registered public
  accounting firm.....................   61
Additional information................   61
Table of contents for the Statement of
  Additional Information..............   62
The Fund's privacy policy.............   63

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROSPECTUS. THE FUND HAS NOT, AND THE UNDERWRITERS HAVE NOT, AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. THE FUND IS NOT, AND THE UNDERWRITERS ARE NOT, MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED. THE FUND WILL NOTIFY SHAREHOLDERS OF ANY MATERIAL CHANGE TO THIS PROSPECTUS DURING THE PERIOD THE FUND IS REQUIRED TO DELIVER THE PROSPECTUS. THE FUND'S BUSINESS, FINANCIAL CONDITION AND PROSPECTS MAY HAVE CHANGED SINCE THE DATE OF THIS PROSPECTUS.

--------------------------------------------------------------------------------
                                       III

Prospectus summary

THE FUND

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund seeks to provide current income and gains, with a secondary objective of capital appreciation. Investments are based on Eaton Vance Management's ("Eaton Vance" or the "Adviser"), Parametric Portfolio Associates LLC's ("Parametric" or a "Sub-Adviser") and Rampart Investment Management Company, Inc.'s ("Rampart" or a "Sub-Adviser") internal research and proprietary modeling techniques and software. An investment in the Fund may not be appropriate for all investors. There is no assurance that the Fund will achieve its investment objectives.

THE OFFERING

The Fund is offering           common shares of beneficial interest, par value
$0.01 per share, through a group of underwriters (the "Underwriters") led by UBS Securities LLC, Citigroup Global Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wachovia Capital Markets, LLC and A.G. Edwards & Sons, Inc. The common shares of beneficial interest are called "Common Shares." The Underwriters have been granted an option by the Fund to purchase up to an
additional Common Shares solely to cover orders in excess of           Common
Shares. The initial public offering price is $20.00 per Common Share. The minimum purchase in this offering is 100 Shares ($2,000). See "Underwriting." Eaton Vance or an affiliate has agreed to (i) reimburse all organizational costs of the Fund and (ii) pay all offering costs (other than sales load) that exceed $0.04 per Common Share.

INVESTMENT OBJECTIVES AND STRATEGIES

The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. There can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund's investment program will consist primarily of (1) owning a diversified portfolio of common stocks, a segment of which (the "U.S. Segment") holds stocks of U.S. issuers and a segment of which (the "International Segment") holds stocks of non-U.S. issuers, and (2) selling on a continuous basis call options on broad-based domestic stock indices on at least 80% of the value of the U.S. Segment and call options on broad-based foreign country and/or regional stock indices on at least 80% of the value of the International Segment.

Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks of domestic and foreign issuers. Initially, the U.S. Segment is expected to represent approximately 50% to 60% of the value of the Fund's stock portfolio and the International Segment is expected to represent approximately 40% to 50% of the Fund's stock portfolio. The Fund initially is investing a substantial portion of its assets in U.S. issuers because the Adviser believes that such issuers currently provide favorable investment opportunities. These percentages may vary significantly over time depending upon the Adviser's evaluation of market circumstances and other factors. Under normal market conditions, the Fund will invest a substantial portion of its total assets in the securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). The Fund may invest up to 15% of its total assets in securities in emerging markets issuers.

For the U.S. Segment, the Fund intends initially to write index call options on the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500") and the NASDAQ-100 Index (the "NASDAQ-100"). For the International Segment, the Fund intends initially to write index call options on broad-based foreign country and/or regional stock indices that the Adviser believes are collectively representative of the International Segment. Over time, the indices on which the Fund writes call options may vary as a result of changes in the availability and liquidity of various index options, the Adviser's evaluation of equity market conditions and other factors. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund normally expects that its assets will be invested across a broad range of industries and market sectors. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry or group of industries. The Fund may invest a portion of its assets in stocks of mid-capitalization companies. Eaton Vance generally considers mid-capitalization companies to be those companies having market capitalizations within the range of capitalizations for the S&P MidCap 400 Index ("S&P MidCap 400"). As of June 30, 2005, the median market capitalization of companies in the S&P MidCap 400 was approximately $2.36 billion.

The Fund will seek to generate current earnings in part by employing an options strategy of writing (selling) index call options. Under normal market conditions, at least 80% of the value of the Fund's total assets will be subject to written index call options. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential future price appreciation of the Fund's portfolio of common stocks. The Fund seeks to generate current earnings from option premiums and, to a lesser extent, from dividends on stocks held.

The Fund intends to sell stock index call options that are exchange-listed and "European style," meaning that the options may be exercised only on the expiration date of the option. Index options differ from options on individual securities in that index options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the actual purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

As the seller of index call options, the Fund will receive cash (the premiums) from option purchasers. The purchaser of an index call option has the right to any appreciation in the value of the applicable index over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). Generally, the Fund intends to sell call options that are slightly "out-of-the-money" (i.e., the exercise price generally will be slightly above the current level of the applicable index when the option is sold). The Fund may also sell index options that are more substantially "out-of-the-money." Such options that are more substantially "out-of-the-money" provide greater potential for the Fund to realize capital appreciation on its portfolio stocks, but generally would pay a lower premium than options that are slightly "out-of-the-money." In writing index options, the Fund will, in effect, sell the potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. If, at expiration, an index call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the applicable index and the exercise price of the option. The premium, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund's policies that, under normal market conditions, it will invest at least 80% of its total assets in a diversified portfolio of common stocks of domestic and foreign issuers and at least 80% of the value of the Fund's total assets will be subject to written index call options are non-fundamental policies and may be changed by the Fund's Board of Trustees (the "Board") without Common Shareholder approval following the provision of 60 days' prior written notice to Common Shareholders.

In implementing the Fund's investment strategy, the Adviser and Sub-Advisers intend to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by shareholders in connection with their investment in the Fund as described below.

The S&P 500 is an unmanaged index of 500 stocks maintained and published by Standard & Poor's that is market-capitalization weighted and generally representative of the performance of larger stocks traded in the United States. The NASDAQ-100 is an unmanaged index maintained by the Nasdaq Stock Market, Inc. ("Nasdaq") that includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq based upon market capitalization. The NASDAQ-100 reflects companies across a range of major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It is not possible to invest directly in the NASDAQ-100. Compared to the S&P 500, the NASDAQ-100 has a substantially higher weighting in technology-oriented industries.

The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the Common Shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the respective indices to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices for option writing. The index sponsors have no obligation to take the needs of the Fund or its Common Shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Common Shares of the Fund to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.

THE INDEX SPONSORS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE INDEX SPONSORS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, THE COMMON SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES IN THE FUND'S OPTIONS WRITING PROGRAM. IN PUBLISHING THE INDICES, THE INDEX SPONSORS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX SPONSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

INVESTMENT SELECTION STRATEGIES

Eaton Vance will be responsible for managing the Fund's overall investment program, providing research support to the Sub-Advisers and supervising the performance of the Sub-Advisers. Parametric will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques, relying in part on the fundamental research and analytical judgments of the Adviser. Parametric has developed specialized programs and systems that are designed to provide for efficient implementation of the Fund's strategies. The Fund's investments will be actively managed, and securities may be bought or sold on a daily basis. Rampart will be responsible for providing advice on and execution of the Fund's options strategy.

The Adviser believes that a strategy of owning a portfolio of common stocks and selling covered call options (a "buy-write strategy") can provide current income and gains and attractive risk-adjusted returns. The Fund will sell only "covered" call options. An index call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount at least equal to the contract value of the index. An index call option also is covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board). Compared to selling call options on individual stocks, the Adviser believes that selling index call options can achieve better tax and transactional efficiency because exchange-listed options on broad-based securities indices may qualify as "section 1256 contracts" as defined in the Internal Revenue Code of 1986, as amended (the "Code"), subject to favorable tax treatment, and because the markets for index options may be deeper and more liquid than options on individual stocks.

Eaton Vance further believes that a strategy of owning a portfolio of domestic and foreign common stocks in conjunction with writing index call options should generally provide returns that are superior to owning the same stocks without an associated call option writing program under three different stock market scenarios: (1) down-trending equity markets; (2) flat market conditions; and (3) moderately rising equity markets. In the Adviser's opinion, only in more strongly rising equity markets would the buy-write strategy generally be expected to underperform the stock-only portfolio. For these purposes, the Adviser considers more strongly rising equity market conditions to exist whenever the current annual rate of return of U.S. or non-U.S. common stocks exceeds the long-term historical average of global stock market returns. The Adviser considers moderately rising equity market conditions to exist whenever current annual returns on U.S. and non-U.S. common stocks are positive, but do not exceed the long-term historical average of global stock market returns.

To avoid being subject to the "straddle rules" under federal income tax law, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. Under the "straddle rules," "offsetting positions with respect to personal property" generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles because its stock holdings will be sufficiently dissimilar from the components of the indices on which it has outstanding options positions under applicable guidance established by the Internal Revenue Service ("IRS"). Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. Parametric will consider a variety of factors in constructing and maintaining the Fund's stock portfolio, including, but not limited to, stock performance ratings as determined by the Adviser, stock dividend yields, overlap between the Fund's stock holdings and the indices on which it has outstanding options positions, projected tracking of the U.S. Segment and the International Segment versus their respective benchmarks, realization of loss harvesting opportunities and other tax management considerations. The Adviser's evaluation of the future performance potential of individual stocks will be one among several considerations in portfolio construction and will not, on a standalone basis, be determinative of portfolio construction. The Adviser's ratings of the stocks held by the Fund will be based primarily on fundamental research.

The Fund's index option strategy is designed to produce current cash flow from options premiums and to moderate the volatility of the Fund's returns. This index option strategy is of a hedging nature, and is not designed to speculate on equity market performance. The Adviser believes that the Fund's index option strategy will moderate the volatility of the Fund's returns because the option premiums received will help to mitigate the impact of downward price movements in the stocks held by the Fund, while the Fund's obligations under the index calls written will effectively limit the Fund's ability to participate in upward price movements in portfolio stocks beyond certain levels.

The Fund expects to sell on a continuous basis call options on broad-based domestic stock indices on at least 80% of the value of the U.S. Segment and call options on broad-based foreign country and/or regional stock indices on at least 80% of the value of the International Segment. Under normal conditions, at least 80% of the value of the Fund's total assets will be subject to written index call options. The Adviser does not intend to sell index call options representing amounts greater than the value of the Fund's common stock portfolio (i.e., take a "naked" position). The Adviser intends to sell index options that are exchange-listed and "European style," meaning that the options may be exercised only on the expiration date of the option. Exchange-traded index options are typically settled in cash and provide that the holder of the option has the right to receive an amount of cash determined by the excess of the exercise-settlement value of the index over the exercise price of the option. The exercise-settlement value of the index is calculated based on opening sales prices of the component index stocks on the option valuation date, which is the last business day before the expiration date. Generally, the Adviser intends to sell index call options that are slightly "out-of-the-money," meaning that option exercise prices generally will be slightly above the current level of the index at the time the options are written. The Fund may also sell index options that are more substantially "out-of-the-money." Such options that are more substantially "out-of-the-money" provide greater potential for the Fund to realize capital appreciation on its portfolio stocks but generally would pay a lower premium than options that are slightly "out-of-the-money." The Adviser expects initially to follow a primary options strategy of selling index call options with a remaining maturity of between approximately one and three months and maintaining its short call option positions until approximately their option valuation date, at which time replacement call option positions with a remaining maturity within this range are written.

In implementing the Fund's investment strategy, the Adviser and the Sub-Advisers intend to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund. These include: (1) selling index call options that qualify for treatment as "section 1256 contracts" as defined in the Code, on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; (2) limiting the overlap between the Fund's stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis so that the Fund's stock holdings and index call options are not subject to the "straddle rules;" (3) engaging in a systematic program of tax-loss harvesting in the Fund's stock portfolio, periodically selling stock positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund; and (4) managing the sale of appreciated stock positions so as to minimize the Fund's net realized short-term capital gains in excess of net realized long-term capital losses. When an appreciated security is sold, the Fund intends to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis.

In addition, the Fund will seek to earn and distribute "qualified dividend income." Under federal income tax law enacted in 2003, the qualified dividend income of individuals and other noncorporate taxpayers is taxed at long-term capital gain tax rates if certain holding period and other requirements are met. Qualified dividends are dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Common Shareholders. For the Fund to receive tax-advantaged treatment of its qualified dividend income, the Fund must hold stock paying qualified dividends for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Similar provisions apply to each Common Shareholder's investment in the Fund. In order for qualified dividend income paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Fund shares for more than 60 days during the 121-day period surrounding the ex-dividend date. The provisions of the Code applicable to qualified dividend income are effective through 2008. Thereafter, qualified dividend income will be subject to tax at ordinary income rates unless further legislative action is taken. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2009, unless further legislative action is taken.

The Fund may seek to enhance the level of tax-advantaged dividend income it receives by emphasizing higher-yielding stocks in its stock portfolio and by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given time period than if it held a single stock. In order for dividends received by the Fund to qualify for favorable tax treatment, the Fund must comply with the holding period and other requirements set forth in the preceding paragraph. By complying with applicable holding period and other requirements while engaging in dividend capture trading, the Fund may be able to enhance the level of tax-advantaged dividend income it receives because it will receive more dividend payments qualifying for favorable treatment during the same time period than if it simply held its portfolio stocks. The use of dividend capture trading strategies will expose the Fund to increased trading costs and potentially higher short-term gain or loss.

Options on broad-based equity indices that trade on a national securities exchange registered with the Securities and Exchange Commission (the "SEC") or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission generally qualify for treatment as "section 1256 contracts." Options on broad-based equity indices that trade on other exchanges, boards of trade or markets designated by the U.S. Secretary of Treasury also qualify for treatment as "section 1256 contracts." Because only a small number of exchanges, boards and markets outside the U.S. have to date received the necessary designation, most foreign-traded stock index options do not currently qualify for treatment as "section 1256 contracts." With respect to the International Segment, the Fund generally intends to sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts." Options on foreign indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts" may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the United States. To implement its options program most effectively, the Fund may sell index options that do not qualify as "section 1256 contracts." Gain or loss on index options not qualifying as "section 1256 contracts" would be realized upon disposition, lapse or settlement of the positions, and would be treated as short-term gain or loss.

The foregoing policies relating to investments in common stocks and options writing are the Fund's primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices. In addition to writing index call options, the Fund may write call options on up to 20% of the value of its total assets on futures contracts based upon broad-based securities indices. The Fund's use of such options on index futures would be substantially similar to its use of options directly on indices. The Fund may also invest up to 20% of its total assets in other derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes. To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the purchase and sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales, forward sales of stocks and the purchase and sale of forward currency exchange contracts and currency futures). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged dividends). In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment. See "Investment objectives and polices."

LISTING

The Fund has applied for listing of Common Shares on the New York Stock Exchange under the symbol "ETW."

INVESTMENT ADVISER, ADMINISTRATOR AND SUB-ADVISERS

Eaton Vance, a wholly owned subsidiary of Eaton Vance Corp., is the Fund's investment adviser and administrator. The Adviser and its subsidiaries managed approximately $106 billion on behalf of funds, institutional clients and individuals as of July 31, 2005, including approximately $64.6 billion in equity assets. Thirty-three of the funds managed by Eaton Vance are closed-end funds. Eaton Vance has engaged Parametric, an indirect, majority-owned subsidiary of Eaton Vance Corp., as a sub-adviser to the Fund. Parametric, founded in 1987, specializes in managing broadly diversified, risk controlled and tax-efficient portfolios for high net worth and investment company clients. Parametric managed approximately $12.8 billion in assets as of July 31, 2005. Eaton Vance has also engaged Rampart as a sub-adviser. Rampart, founded in 1983, specializes in options management and trading for institutional, high net worth and investment company clients. Rampart managed approximately $4.48 billion in assets as of June 30, 2005. Eaton Vance will be responsible for managing the Fund's overall investment program, providing research support to the Sub-Advisers and supervising the performance of the Sub-Advisers. Parametric will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques, relying in part on the fundamental research and analytical judgments of the Adviser. Parametric has developed specialized programs and systems that are designed to provide for efficient implementation of the Fund's strategies. Rampart will be responsible for providing advice on and execution of the Fund's options strategy. See "Management of the Fund."

DISTRIBUTIONS

Commencing with the Fund's first distribution, the Fund intends to make regular quarterly distributions to Common Shareholders sourced from the Fund's cash available for distribution. "Cash available for distribution" will consist of the Fund's net option premiums, net realized and unrealized gains on stock investments, and dividends and interest income, after payment of Fund expenses. The Fund's distribution rate may be adjusted from time to time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 75 days and paid approximately 90 to 120 days after the completion of this offering, depending on market conditions.

The Fund's annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. To the extent that the Fund's net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund's investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

If the Fund's total quarterly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the Investment Company Act of 1940, as amended (the "1940 Act"), for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual cash available from distribution. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution from that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares' net asset value.

The Fund has applied for an order from the SEC granting it an exemption from
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). In the event that such an exemptive order is obtained, the Fund will consider increasing the frequency of its regular distributions from quarterly to monthly. There is no assurance that the SEC will grant the Fund's request for such exemptive order. The staff of the SEC has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide SEC inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result of this development, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above.

Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan. See "Distributions" and "Dividend reinvestment plan."

DIVIDEND REINVESTMENT PLAN

The Fund has established a dividend reinvestment plan (the "Plan"). Under the Plan, a Common Shareholder may elect to have all distributions automatically reinvested in additional Common Shares either purchased in the open market or newly issued by the Fund if the Common Shares are trading at or above their net asset value. Common Shareholders may elect to participate in the Plan by completing the dividend reinvestment plan application form. Common Shareholders who do not elect to participate in the Plan will receive all distributions in cash paid by check mailed directly to them by PFPC Inc., as dividend paying agent. Common Shareholders who intend to hold their Common Shares through a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan. See "Dividend reinvestment plan."

CLOSED-END STRUCTURE

Closed-end funds differ from, open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities that are redeemable at net asset value at the option of the shareholder and typically engage in a continuous offering of their shares.

Shares of closed-end funds frequently trade at a discount from their net asset value. In recognition of this possibility and that any such discount may not be in the interest of Common Shareholders, the Fund's Board, in consultation with Eaton Vance, from time to time may review possible actions to reduce any such discount. The Board might consider open market repurchases or tender offers for Common Shares at net asset value. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to net asset value per Common Share. The Board might also consider the conversion of the Fund to an open-end mutual fund. The Board believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

PRINCIPAL RISKS OF THE FUND

NO OPERATING HISTORY
The Fund is a newly organized, diversified closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

INVESTMENT AND MARKET RISK
An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Because the Fund intends, under normal market conditions, to sell index call options on at least 80% of the value of its total assets, the Fund's appreciation potential from equity market performance will be limited. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

ISSUER RISK
The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

EQUITY RISK
Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks of domestic and foreign issuers. Therefore, a principal risk of investing in the Fund is equity risk. Equity risk is the risk that the value of securities held by the Fund will fluctuate or fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stocks in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

FOREIGN SECURITY RISK
The Fund will have substantial exposure to foreign securities. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad (such as foreign brokerage costs, custodial expenses and other fees) are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation of assets, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations or repatriating capital invested in foreign countries. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less or less reliable publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions for, or loss of certificates of, portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets.

EMERGING MARKET SECURITY RISK
The Fund may invest up to 15% of its total assets in securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries, and the enforcement of existing regulations may be extremely limited. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest dividend payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

CURRENCY RISK
Since the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

RISKS OF MID-CAP COMPANIES
The Fund may make investments in stocks of companies whose market capitalization is considered middle sized or "mid-cap." Mid-cap companies often are newer or less established companies than larger capitalization companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

RISKS OF "GROWTH" STOCK INVESTING
The Fund expects to invest substantially in stocks with "growth" characteristics. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

RISKS OF SELLING INDEX CALL OPTIONS
Under normal market conditions, at least 80% of the value of the Fund's total assets will be subject to written index call options. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its written index call positions by holding a diversified portfolio of domestic and foreign stocks similar to those of the indices on which it writes call options. However, the Fund does not intend to acquire and hold a portfolio of exactly the same stocks as the indices on which it writes call options. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis.

Consequently, the Fund bears the risk that the performance of the Fund's stock portfolio will vary from the performance of the indices on which it writes call options. For example, the Fund will suffer a loss if the S&P 500 appreciates substantially above the exercise price of S&P 500 call options written by the Fund while the securities held by the Fund in the U.S. Segment in the aggregate fail to appreciate as much or decline in value of the life of the written option. Index options written by the Fund will be priced on a daily basis. Their value will be affected primarily by changes in the price and dividend rates of the underlying common stocks in such index, changes in actual or perceived volatility of such index and the remaining time to the options' expiration. The trading price of index call options will also be affected by liquidity considerations and the balance of purchase and sale orders.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. As the writer of index call options, the Fund will forgo, during the option's life, the opportunity to profit from increases in the value of the applicable index above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the value of the applicable index decline. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the applicable index at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

With respect to the International Segment, the Fund generally intends to sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts." Options on foreign indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts" may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the U.S. To implement its options program most effectively, the Fund may sell index options that do not qualify as "section 1256 contracts." Gain or loss on index options not qualifying as "section 1256 contracts" would be realized upon disposition, lapse or settlement of the positions and would be treated as short-term gain or loss.

The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a call option by buying the option instead of letting it expire or be exercised. There can be no assurance that a liquid market will exist when the Fund seeks to close out a call option position by buying the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which common stocks held by the Fund are traded. To the extent that the options markets close before the markets for securities, significant price and rate movements can take place in the securities markets that would not be reflected concurrently in the options markets. index call options are marked to market daily and their value is affected by changes in the value and dividend rates of the securities represented in the underlying index, changes in interest rates, changes in the actual or perceived volatility of the associated index and the remaining time to the options' expiration, as well as trading conditions in the options market.

TAX RISK
Reference is made to "Federal income tax matters" for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although the Fund seeks to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. The tax treatment and characterization of the Fund's distributions may change over time due to changes in the Fund's mix of investment returns and changes in the federal tax laws, regulations and administrative and judicial interpretations. Distributions paid on the Common Shares may be characterized variously as non-qualified dividends (taxable at ordinary income rates), qualified dividends and capital gains dividends (each taxable at long-term capital gains rates) or return of capital (not currently taxable). The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a Common Shareholder that are return of capital will be tax free to the amount of the Common Shareholder's current tax basis in his or her Common Shares, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of Common Shares. Common Shareholders are required to reduce their tax basis in Common Shares by the amount of tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the Common Shares. In order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, a Common Shareholder must meet certain prescribed holding period and other requirements with respect to his or her Common Shares. If positions held by the Fund were treated as "straddles" for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gain or loss on positions in a straddle are subject to special (and generally disadvantageous) rules. A portion of the Fund's written index options may not qualify as "section 1256 contracts," and any gain or loss thereon would be realized upon disposition or termination of the positions and would be treated as short-term gain or loss. See "Federal income tax matters."

DISTRIBUTION RISK
The quarterly distributions Common Shareholders will receive from the Fund will be sourced from the Fund's net option premiums, net realized and unrealized gains on stock investments, and dividends and interest income, after payment of Fund expenses. The Fund's cash available for distribution may vary widely over the short- and long-term. If stock market volatility declines or stock prices decline, the level of premiums from writing index call options and the amounts available for distribution from options activity will likely decrease as well. Payments to close written call options will reduce amounts available for distribution from call option premiums received. Net realized and unrealized gains on the Fund's stock investments will be determined primarily by the direction and movement of the U.S. stock market (and the particular stocks held). Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

INTEREST RATE RISK
The premiums from writing index call options and amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments. The value of the Fund's common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

DERIVATIVES RISK
In addition to writing index call options, the risks of which are described above, the Fund may invest up to 20% of its total assets in other derivative investments acquired for hedging, risk management and investment purposes. Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Fund's performance.

LIQUIDITY RISK
The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity of the Fund's investments could affect the market price of the securities, thereby adversely affecting the Fund's net asset value, and at times may make the disposition of securities impracticable.

INFLATION RISK
Inflation risk is the risk that the purchasing power of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

MARKET PRICE OF COMMON SHARES
The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund's Common Shares may likewise trade at a discount from net asset value. The net asset value per Common Share will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund. The trading price of the Fund's Common Shares may be less than the public offering price. The risk will be greater for investors who sell their Common Shares in a relatively short period after completion of the public offering.

FINANCIAL LEVERAGE
Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

TECHNOLOGY RISK
The technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions.

MANAGEMENT RISK
Eaton Vance, Parametric, Rampart and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance, Parametric, Rampart and the individual portfolio managers to develop and actively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that Eaton Vance, Parametric, Rampart and the individual portfolio managers will be successful in developing and implementing the Fund's investment strategy. Subjective decisions made by Eaton Vance, Parametric, Rampart and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

MARKET DISRUPTION
The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have raised short-term market risk and may have adverse long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact trading in common stocks and stock options, interest rates, credit risk, inflation and other factors relating to the Common Shares. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets.

ANTI-TAKEOVER PROVISIONS
The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Description of capital structure--Anti-Takeover Provisions in the Declaration of Trust."

Summary of Fund expenses

The purpose of the table below is to help you understand all fees and expenses that you, as a Common Shareholder, would bear directly or indirectly.

SHAREHOLDER TRANSACTION EXPENSES
  Sales load paid by you (as a percentage of offering
     price).................................................  4.50%
  Expenses borne by Common Shareholders (as a percentage of
     offering price)........................................  0.20%(1)
  Dividend reinvestment plan fees...........................   None(2)

                                                                PERCENTAGE OF NET ASSETS
                                                              ATTRIBUTABLE TO COMMON SHARES
-------------------------------------------------------------------------------------------
ANNUAL EXPENSES
  Management fees...........................................              1.00%
  Other expenses............................................              0.20%(3)
                                                                          ----
  Total annual expenses.....................................              1.20%
                                                                          ====

------------
(1) Eaton Vance or an affiliate has agreed to reimburse all organizational costs and pay all offering costs (other than sales loads) that exceed $0.04 per Common Share (0.20% of the offering price).

(2) You will be charged a $5.00 service charge and pay brokerage charges if you direct the plan agent to sell your Common Shares held in a dividend reinvestment account.

(3) Estimated expenses based on the current fiscal year.

The expenses shown in the table are based on estimated amounts for the Fund's first year of operations and assume that the Fund issues approximately 12,500,000 Common Shares. If the Fund issues fewer Common Shares, these expenses, as a percentage of the Fund's net assets attribute to Common Shares, generally would increase. See "Management of the Fund" and "Dividend reinvestment plan."

EXAMPLE

The following Example illustrates the expenses that you would pay on a $1,000 investment in Common Shares (including the sales load of $45 and estimated offering expenses of this offering of $2), assuming (i) total annual expenses of 1.20% of net assets attributable to Common Shares and (ii) a 5% annual return*:

1 YEAR   3 YEARS   5 YEARS   10 YEARS
-------------------------------------
$59        $83      $110       $186

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE HIGHER OR LOWER.
------------
* The example assumes that the estimated Other expenses set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

--------------------------------------------------------------------------------

The Fund

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized as a Massachusetts business trust on March 30, 2005 pursuant to a Declaration of Trust governed by the laws of The Commonwealth of Massachusetts and has no operating history. The Fund's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, and its telephone number is 1-800-225-6265.

This Prospectus relates to the initial public offering of the Fund's common shares of beneficial interest, $0.01 par value (the "Common Shares"). See "Underwriting."

Use of proceeds

The net proceeds of this offering of Common Shares will be approximately $
(or $     assuming exercise of the Underwriters' over-allotment option in full), which, after payment of the estimated offering expenses, will be invested in accordance with the Fund's investment objectives and policies as soon as practicable, but, in no event, assuming normal market conditions, later than three months after the receipt thereof. Pending such investment, the proceeds may be invested in high-quality, short-term debt securities, cash and/or cash equivalents. Eaton Vance or an affiliate has agreed to (i) reimburse all organizational costs and (ii) pay all offering costs of the Fund (other than sales load) that exceed $0.04 per Common Share.

Investment objectives and policies

INVESTMENT OBJECTIVES

The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. There can be no assurance that the Fund will achieve its investment objectives.

Under normal market conditions, the Fund's investment program will consist primarily of (1) owning a diversified portfolio of common stocks, a segment of which (the "U.S. Segment") holds stocks of U.S. issuers and a segment of which (the "International Segment") holds stocks of non-U.S. issuers, and (2) selling on a continuous basis call options on broad-based domestic stock indices on at least 80% of the value of the U.S. Segment and call options on broad-based foreign country and/or regional stock indices on at least 80% of the value of the International Segment.

PRIMARY INVESTMENT POLICIES

GENERAL COMPOSITION OF THE FUND
Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks of domestic and foreign issuers. Initially, the U.S. Segment is expected to represent approximately 50% to 60% of the value of the Fund's stock portfolio and the International Segment is expected to represent approximately 40% to 50% of the Fund's stock portfolio. The Fund initially is investing a substantial portion of its assets in U.S. issuers because the Adviser believes that such issuers currently provide favorable investment opportunities. These percentages may vary significantly over time depending upon the Adviser's evaluation of market circumstances and other factors. Under normal market conditions, the Fund will invest a substantial portion of its total assets

--------------------------------------------------------------------------------
 18

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

in the securities of non-U.S. issuers, including American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and European Depositary Receipts ("EDRs"). The Fund may invest up to 15% of its total assets in securities in emerging markets issuers.

For the U.S. Segment, the Fund intends initially to write index call options on the Standard & Poor's 500(R) Composite Stock Price Index (the "S&P 500") and the NASDAQ-100 Index (the "NASDAQ-100"). For the International Segment, the Fund intends initially to write index call options on broad-based foreign country and/or regional stock indices that the Adviser believes are collectively representative of the International Segment. Over time, the indices on which the Fund writes call options may vary as a result of changes in the availability and liquidity of various index options, the Adviser's evaluation of equity market conditions and other factors. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. The Fund normally expects that its assets will be invested across a broad range of industries and market sectors. The Fund may not invest 25% or more of its total assets in the securities of issuers in any single industry or group of industries. The Fund may invest a portion of its assets in stocks of mid-capitalization companies. Eaton Vance generally considers mid-capitalization companies to be those companies having market capitalizations within the range of capitalizations for the S&P MidCap 400 Index ("S&P MidCap 400"). As of June 30, 2005, the median market capitalization of companies in the S&P MidCap 400 was approximately $2.36 billion.

The Fund will seek to generate current earnings in part by employing an options strategy of writing (selling) index call options. Under normal market conditions, at least 80% of the value of the Fund's total assets will be subject to written index call options. Writing index call options involves a tradeoff between the option premiums received and reduced participation in potential future price appreciation of the Fund's portfolio of common stocks. The Fund seeks to generate current earnings from option premiums and, to a lesser extent, from dividends on stocks held.

The Fund intends to sell stock index call options that are exchange-listed and "European style," meaning that the options may be exercised only on the expiration date of the option. Index options differ from options on individual securities in that index options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the actual purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security. Generally, the Fund intends to sell call options that are slightly "out-of-the-money" (i.e., the exercise price generally will be slightly above the current level of the applicable index when the option is sold). The Fund may also sell index options that are more substantially "out-of-the-money." Such options that are more substantially "out-of-the-money" provide greater potential for the Fund to realize capital appreciation on its portfolio stocks but generally would pay a lower premium than options that are slightly "out-of-the-money."

As the seller of index call options, the Fund will receive cash (the premium) from options purchasers. The purchaser of an index option has the right to receive from the option seller any appreciation in the value of the applicable index over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). The exercise-settlement value of the applicable index is generally calculated based on opening sales prices of the component index stocks on the option valuation date, which is the last business day before the expiration date. By writing index call options, the Fund will, in effect, sell the potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. If, at expiration, an index call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the applicable index and the exercise price of the option. The premium, the exercise price and the market value of

--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

the applicable index will determine the gain or loss realized by the Fund as the seller of the index call option.

The Fund expects to maintain high turnover in index call options, based on the Adviser's intent to sell index call options on at least 80% of the value of its total assets and the Fund's initial expectation to roll forward its options positions approximately every one to three months. For its stock holdings, the Fund's annual portfolio turnover rate is expected to exceed that of the indices on which the Fund writes call options due to turnover in connection with the Fund's tax loss harvesting, gain matching, dividend capture and other strategies. On an overall basis, the Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

The Fund's policies that, under normal market conditions, it will invest at least 80% of its total assets in a diversified portfolio of common stocks of domestic and foreign issuers and that at least 80% of the value of the Fund's total assets will be subject to written index call options are non-fundamental policies and may, be changed by the Fund's Board of Trustees (the "Board") without Common Shareholder approval following the provision of 60 days' prior written notice to Common Shareholders.

In implementing the Fund's investment strategy, the Adviser and Sub-Advisers intend to employ a variety of techniques and strategies designed to minimize and defer the federal income taxes incurred by shareholders in connection with their investment in the Fund as described below.

The S&P 500 is an unmanaged index of 500 stocks maintained and published by Standard & Poor's that is market-capitalization weighted and generally representative of the performance of larger stocks traded in the United States. The NASDAQ-100 is an unmanaged index maintained by the Nasdaq Stock Market, Inc. ("Nasdaq") that includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq based upon market capitalization. The NASDAQ-100 reflects companies across a range of major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It is not possible to invest directly in the NASDAQ-100. Compared to the S&P 500, the NASDAQ-100 has a substantially higher weighting in technology oriented industries.

The Fund is not sponsored, endorsed, sold or promoted by any index sponsor. No index sponsor has passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to the Fund. No index sponsor has made any representation or warranty, express or implied, to the Common Shareholders of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly, or the ability of the respective indices to track general stock market performance. The indices are determined, composed and calculated by the respective index sponsors without regard to the Fund or its use of the indices for option writing. The index sponsors have no obligation to take the needs of the Fund or its Common Shareholders into consideration in determining, composing or calculating the indices. No index sponsor is responsible for or has participated in the determination of the timing of, price of, or number of Common Shares of the Fund to be issued. No index sponsor has any liability in connection with the management, administration, marketing or trading of the Fund.

THE INDEX SPONSORS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDICES OR ANY DATA INCLUDED THEREIN. THE INDEX SPONSORS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, THE COMMON SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES IN THE FUND'S OPTIONS WRITING PROGRAM. IN PUBLISHING THE INDICES, THE INDEX SPONSORS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL AN INDEX SPONSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL,

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INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE
POSSIBILITY OF SUCH DAMAGES.

INVESTMENT STRATEGY
Eaton Vance will be responsible for managing the Fund's overall investment strategy, providing research support to the Sub-Advisers and supervising the performance of the Sub-Advisers. Parametric will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques, relying in part on the fundamental research and analytical judgments of the Adviser. Parametric has developed specialized programs and systems that are designed to provide for efficient implementation of the Fund's strategies. The Fund's investments are actively managed, and securities may be bought or sold on a daily basis. Rampart will be responsible for providing advice on and execution of the Fund's options strategy. See "Management of the Fund."

The Adviser believes that a strategy of owning a portfolio of common stocks and selling covered call options (a "buy-write strategy") can provide current income and gains and attractive risk-adjusted returns. Compared to selling call options on individual stocks, the Adviser believes that selling index call options can achieve better tax and transactional efficiency because exchange-listed options on broad-based securities indices may qualify as "section 1256 contracts" as defined in the Internal Revenue Code of 1986, as amended (the "Code"), subject to favorable tax treatment and because the markets for index options may be deeper and more liquid than options on individual stocks.

Eaton Vance further believes that a strategy of owning a portfolio of domestic and foreign common stocks in conjunction with writing index call options should generally provide returns that are superior to owning the same stocks without an associated call option writing program under three different stock market scenarios: (1) down-trending equity markets; (2) flat market conditions; and (3) moderately rising equity markets. In the Adviser's opinion, only in more strongly rising equity markets would the buy-write strategy generally be expected to underperform the stock-only portfolio. For these purposes, the Adviser considers more strongly rising equity market conditions to exist whenever the current annual rate of return of U.S. or non-U.S. common stocks exceeds the long-term historical average of global stock market returns. The Adviser considers moderately rising equity market conditions to exist whenever current annual returns on U.S. and non-U.S. common stocks are positive, but do not exceed the long-term historical average of global stock market returns.

To avoid being subject to the "straddle rules" under federal income tax law, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. Under the "straddle rules," "offsetting positions with respect to personal property" generally are considered to be straddles. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles because its stock holdings will be sufficiently dissimilar from the components of the indices on which it has outstanding options positions under applicable guidance established by the Internal Revenue Service (the "IRS"). Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. Parametric will consider a variety of factors in constructing and maintaining the Fund's stock portfolio, including, but not limited to, stock performance ratings as determined by the Adviser, stock dividend yields, overlap between the Fund's stock holdings and the indices on which it has outstanding options positions, projected tracking of the U.S. Segment and the International Segment versus their respective benchmarks, realization of loss harvesting opportunities and other tax management considerations. The Adviser's evaluation of the future performance potential of individual stocks will be one among several considerations in portfolio

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construction and will not, on a standalone basis, be determinative of portfolio construction. The Adviser's stock ratings will be based primarily on fundamental research.

The Fund's index option strategy is designed to produce current cash flow from option premiums and to moderate the volatility of the Fund's returns. This index option strategy is of a hedging nature, and is not designed to speculate on equity market performance. The Adviser believes that the Fund's index option strategy will moderate the volatility of the Fund's returns because the option premiums received will help to mitigate the impact of downward price movements in the stocks held by the Fund, while the Fund's obligations under index calls written will effectively limit the Fund's ability to participate in upward price movements in portfolio stocks beyond certain levels. The Adviser initially expects to follow a primary options strategy of selling index call options with a remaining maturity of between approximately one and three months and maintaining its short call options positions until approximately their expiration date, at which time replacement call option positions with a remaining maturity within this range are written. The Adviser does not intend to sell index call options representing amounts greater than the value of the Fund's common stock portfolio (i.e., take a 'naked' position).

The foregoing policies relating to investment in common stocks and index options writing are the Fund's primary investment policies. In addition to its primary investment policies, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices.

In addition to writing index call options, the Fund may write call options on up to 20% of the value of its total assets on futures contracts based upon broad-based securities indices. The Fund's use of such options on index futures would be substantially similar to its use of options directly on indices. The Fund may also invest up to 20% of its total assets in other derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes. Derivative instruments may be used in order to help protect against a decline in the value of its portfolio securities. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities.

TAX-MANAGED INVESTING
Taxes are a major influence on the net after-tax returns that investors receive on their taxable investments. There are five potential sources of returns for a Common Shareholder: (1) appreciation or depreciation in the value of the Common Shares; (2) distributions of qualified dividend income; (3) distributions of other investment income and net short-term capital gains; (4) distributions of long-term capital gains (and long-term capital gains retained by the Fund); and
(5) distributions of return of capital. These different sources of investment returns are subject to widely varying federal income tax treatment. Distributions of other investment income (i.e., non-qualified dividend income) and net realized short-term gains are taxed currently as ordinary income, at rates as high as 35%. Distributions of qualified dividend income and net realized long-term gains (whether distributed or retained by the Fund) are taxed currently at rates up to 15% for individuals and other noncorporate taxpayers. Generally, return from unrealized appreciation and depreciation in the value of Common Shares and distributions characterized as return of capital are not taxable until the Common Shareholder sells his or her Common Shares. Upon sale, a capital gain or loss equal to the difference between the net proceeds of such sale and the Common Shareholder's adjusted tax basis is realized. Capital gain is considered long-term and is taxed at rates up to 15% for individuals and other noncorporate taxpayers if the Common Shareholder has held his or her shares more than one year. Otherwise, capital gain is considered short-term and is taxed at rates up to 35%. The after-tax returns achieved

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by a Common Shareholder will be substantially influenced by the Fund's mix of different types of returns subject to varying federal income tax treatment.

In implementing the Fund's investment strategy, the Adviser and Sub-Advisers intend to employ a variety of techniques and strategies designed to skew the mix of Fund returns to the types of returns that are most advantageously taxed, thereby seeking to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund. Such techniques and strategies are expected to include: (1) employing a call options strategy consisting primarily of selling index call options that qualify for treatment as "section 1256 contracts" on which capital gains and losses are generally treated as 60% long-term and 40% short-term, regardless of holding period; (2) limiting the overlap between the Fund's stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis so that the Fund's stock holdings and index call options are not subject to the "straddle rules;" (3) engaging in a systematic program of tax-loss harvesting in the Fund's stock portfolio, periodically selling stock positions that have depreciated in value to realize capital losses that can be used to offset capital gains realized by the Fund; and (4) managing the sale of appreciated stock positions so as to minimize the Fund's net realized short-term capital gains in excess of net realized long-term capital losses. The Fund will seek to effect the 40% of gains on index options treated as short-term against Fund expenses and realized losses on other investments allocable against short-term gains. When an appreciated security is sold, the Fund intends to select for sale the share lots resulting in the most favorable tax treatment, generally those with holding periods sufficient to qualify for long-term capital gains treatment that have the highest cost basis.

In addition, the Fund will seek to earn and distribute "qualified dividend income." Under federal income tax law enacted in 2003, the qualified dividend income of individuals and other noncorporate taxpayers is taxed at long-term capital gain tax rates if certain holding period and other requirements are met. Qualified dividends are dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of qualified dividend income it receives through to Common Shareholders. For the Fund to receive tax-advantaged treatment of its qualified dividend income, the Fund must hold stock paying qualified dividends for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Similar provisions apply to each Common Shareholder's investment in the Fund. In order for qualified dividend income paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Fund shares for more than 60 days during the 121-day period surrounding the ex-dividend date. The provisions of the Code applicable to qualified dividend income are effective through 2008. Thereafter, qualified dividend income will be taxable as ordinary income unless further legislative action is taken. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2009 unless further legislative action is taken.

The Fund may seek to enhance the level of tax-advantaged dividend income it receives by emphasizing higher-yielding stocks in its stock portfolio and by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend

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payments over a given time period than if it held a single stock. In order for dividends received by the Fund to qualify for favorable tax treatment, the Fund must comply with the holding period and other requirements set forth in the preceding paragraph. By complying with applicable holding period and other requirements while engaging in dividend capture trading, the Fund may be able to enhance the level of tax-advantaged dividend income it receives because it will receive more dividend payments qualifying for favorable treatment during the same time period than if it simply held portfolio stocks. The use of dividend capture trading strategies will expose the Fund to increased trading costs and potentially higher short-term gain or loss.

To seek to protect against price declines in securities holdings with large accumulated gains, the Fund may use various hedging techniques (such as the sale of futures contracts on stocks and stock indices and options thereon, equity swaps, covered short sales, and forward sales of stocks). By using these techniques rather than selling appreciated securities, the Fund can, within certain limitations, reduce its exposure to price declines in the securities without realizing substantial capital gains under current tax law. Derivative instruments may also be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities. As a general matter, dividends received on hedged stock positions are characterized as ordinary income and are not eligible for favorable tax treatment. Dividends received on securities with respect to which the Fund is obligated to make related payments (pursuant to short sales or otherwise) will be treated as fully taxable ordinary income (i.e., income other than tax-advantaged qualified dividend income). In addition, use of derivatives may give rise to short-term capital gains and other income that would not qualify for favorable tax treatment. As indicated above, in addition to writing index call options, the Fund may write call options on up to 20% of the value of its total assets on futures contracts based upon broad-based securities indices. The Fund's use of such options on index futures would be substantially similar to its use of options directly on indices. The Fund may also invest up to 20% of its total assets in other derivative instruments acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes.

Options on broad-based equity indices that trade on a national securities exchange registered with the Securities and Exchange Commission (the "SEC") or a domestic board of trade designated as a contract market by the Commodity Futures Trading Commission (the "CFTC") generally qualify for treatment as "section 1256 contracts." Options on broad-based equity indices that trade on other exchanges, boards of trade or markets designated by the U.S. Secretary of Treasury also qualify for treatment as "section 1256 contracts." Because only a small number of exchanges, boards and markets outside the United States have to date received the necessary designation, most foreign-traded stock index options do not currently qualify for treatment as "section 1256 contracts." With respect to the International Segment, the Fund generally intends to sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts." Options on foreign indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts" may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the United States. To implement its options program most effectively, the Fund may sell index options that do not qualify as "section 1256 contracts." Gain or loss on index options not qualifying as "section 1256 contracts" would be realized upon disposition, lapse or settlement of the positions and would be treated as short-term gain or loss.

COMMON STOCKS
Under normal market conditions, the Fund will invest at least 80% of its total assets in a diversified portfolio of common stocks of domestic and foreign issuers. Common stock represents an equity

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ownership interest in the issuing corporation. Holders of common stock generally have voting rights in the issuer and are entitled to receive common stock dividends when, as and if declared by the corporation's board of directors. Common stock normally occupies the most subordinated position in an issuer's capital structure. Returns on common stock investments consist of any dividends received plus the amount of appreciation or depreciation in the value of the stock.

Although common stocks have historically generated higher average returns than fixed-income securities over the long term and particularly during periods of high or rising concerns about inflation, common stocks also have experienced significantly more volatility in returns and may not maintain their real value during inflationary periods. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of common stocks are sensitive to general movements in the stock market and a drop in the stock market may depress the price of common stocks to which the Fund has exposure. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

FOREIGN SECURITIES
The Fund will have substantial exposure to foreign securities. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities). Dividends received with respect to stock of a foreign corporation may qualify for the reduced rates of federal income taxation applicable to qualified dividend income only if such corporation satisfies the requirements to be a "qualified foreign corporation."

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers

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(particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") may be purchased. ADRs, EDRs and GDRs are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, they continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.

EMERGING MARKETS
The Fund may invest up to 15% of its total assets in securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging market countries are generally smaller, less developed, less liquid and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries, and enforcement of existing regulations may be extremely limited. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging market countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

INDEX OPTIONS GENERALLY
The Fund will pursue its objectives in part by selling on a continuous basis index options on at least 80% of each of the U.S. Segment and the International Segment. Under normal market circumstances, at least 80% of the value of the Fund's total assets will be subject to written index call options.

The Fund intends to sell index options that are exchange-listed and "European style," meaning that the options may be exercised only on the expiration date of the option. Index options differ from options on individual securities in that index options (i) typically are settled in cash rather than by delivery of securities (meaning the exercise of an index option does not involve the actual purchase or sale of securities) and (ii) reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

U.S. listed options contracts are originated and standardized by the Options Clearing Corporation (the "OCC"). Currently, United States listed index options are available on approximately 89 indexes, with new listings added periodically. In the United States, the Fund generally intends to sell index call options that are issued, guaranteed and cleared by the OCC. The Fund may also sell index call options

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in the U.S. and outside the U.S. that are not issued, guaranteed or cleared by the OCC. The Adviser believes that there exists sufficient liquidity in the index options markets to fulfill the Fund's requirements to implement its strategy.

SELLING INDEX CALL OPTIONS
The Fund's index option strategy is designed to produce current cash flow from options premiums and to moderate the volatility of the Fund's returns. This index option strategy is of a hedging nature, and is not designed to speculate on equity market performance.

As the seller of index call options, the Fund will receive cash (the premium) from the purchasers thereof. The purchaser of an index option has the right to any appreciation in the value of the applicable index over a fixed price (the exercise price) as of a specified date in the future (the option valuation date). Generally, the Fund intends to sell index call options that are slightly "out-of-the-money" (i.e., the exercise price generally will be slightly above the current level of the applicable index when the option is sold). The Fund may also sell index options that are more substantially "out-of-the-money." Such options that are more substantially "out-of-the-money" provide greater potential for the Fund to realize capital appreciation on its portfolio stocks but generally would pay a lower premium than options that are slightly "out-of-the-money." The Fund will, in effect, sell the potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. If, at expiration, an index call option sold by the Fund is exercised, the Fund will pay the purchaser the difference between the cash value of the applicable index and the exercise price of the option. The premium, the exercise price and the market value of the applicable index will determine the gain or loss realized by the Fund as the seller of the index call option.

Prior to expiration, the Fund may close an option position by making an offsetting market purchase of identical option contracts (same type, underlying index, exercise price and expiration). The cost of closing transactions and payments in settlement of exercised options will reduce the net option premiums available for distribution to Common Shareholders by the Fund. The reduction in net option premiums due to a rise in stock prices should generally be offset, at least in part, by appreciation in the value of the Fund's common stock portfolio and by the opportunity to realize higher premium income from selling new index options at higher exercise prices.

In certain extraordinary market circumstances, to limit the risk of loss on the Fund's index option strategy, the Fund may enter into "spread" transactions by purchasing index call options with higher exercise prices than those of index call options written. The Fund will only engage in such transactions when Eaton Vance and Rampart believe that certain extraordinary events temporarily have depressed equity prices and substantial short-term appreciation of such prices is expected. By engaging in spread transactions in such circumstances the Fund will reduce the limitation imposed on its ability to participate in such recovering equity markets that exist if the Fund only writes index call options. The premiums paid to purchase such call options are expected to be lower than the premiums earned from the call options written at lower exercise prices. However, the payment of these premiums will reduce amounts available for distribution from the Fund's option activity.

The Fund will sell only "covered" call options. An index call option is considered covered if the Fund maintains with its custodian assets determined to be liquid (in accordance with procedures established by the Board) in an amount at least equal to the contract value of the index. An index call option also is covered if the Fund holds a call on the same index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated assets determined to be liquid (in accordance with procedures established by the Board).

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If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received. If an option written by the Fund is exercised, the Fund realizes a capital gain if the cash payment made by the Fund upon exercise is less than the premium received from writing the option and a capital loss if the cash payment made is more than the premium received. If a written option is repurchased, the Fund realizes a capital gain if the cost of repurchasing the option is less than the premium received from writing the option and a capital loss if the cost of repurchasing the option is more than the premium received.

For written index options that qualify as "section 1256 contracts," the Fund's gains and losses thereon generally will be treated as 60% long-term and 40% short-term capital gain or loss, regardless of holding period. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each outstanding index option position at the close of each taxable year (and on October 31 of each year for excise tax purposes) and to adjust the amount of gain or loss subsequently realized to reflect the marking to market. Gain or loss on index options not qualifying as "section 1256 contracts" would be realized upon disposition, lapse or exercise of the positions and would be treated as short-term gain or loss.

The principal factors affecting the market value of an option contract include supply and demand in the options market, interest rates, the current market price of the underlying index in relation to the exercise price of the option, the actual or perceived volatility associated with the underlying index, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily and valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices or otherwise at fair value as determined by the Board of the Fund.

The transaction costs of buying and selling options consist primarily of commissions (which are imposed in opening, closing and exercise transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the underlying securities because these costs are often greater in relation to option premiums than in relation to the prices of underlying securities. Transaction costs may be especially significant for less liquid option contracts and in option strategies calling for multiple purchases and sales of options over short periods of time or concurrently. Transaction costs associated with the Fund's options strategy will vary depending on market circumstances and other factors.

There are three items of information needed to identify a particular index option contract: (1) the expiration month, (2) the exercise (or strike) price and (3) the type (i.e., call or put). For example, a January 2005 1200 strike S&P 500 call option provides the option holder the right to receive $100 multiplied by the positive difference between the January option exercise-settlement value of the S&P 500 (determine on January 20, 2005 based on opening sales prices of the component index stocks on that date) and 1200. A call option whose exercise price is above the current price of the underlying index is called "out-of-the-money" and a call option whose exercise price is below the current price of the underlying index is called "in-the-money."

The following is a conceptual example of the returns that may be achieved from a buy-write investment strategy that consists of holding a portfolio of stocks whose performance matches the S&P 500 and selling S&P 500 call options on the full value of the stock position. This example is not meant to represent the performance of actual option contracts or the Fund.

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A holder of a portfolio of common stocks writes (sells) January 2005 1200 strike
S&P 500 call options on December 17, 2004 when the S&P 500 is at 1198.63. The options writer receives $14.41 (1.20%) per option written. Assume that the portfolio of stocks held by the options writer matches the performance of the S&P 500 over the period until the January exercise-settlement value of the S&P 500 is determined on January 20, 2005.

In the example, the return over the period until option expiration earned by the holder of a portfolio of stocks whose performance matches the S&P 500 and who writes S&P 500 index call options on the full value of the portfolio position and maintains the options position until expiration will be as follows: (1) if the S&P 500 declines 1.20%, the option will expire worthless and the holder will have a net return during the period the call option position is outstanding of zero (option premium offsets loss in stock portfolio); (2) if the S&P 500 is flat, the option will again expire worthless and the holder will have a net return over the period of 1.20% (option premium plus no gain or loss on portfolio); (3) if the S&P 500 rises 0.11%, the option will again expire with no value and the holder will have a net return over the period of 1.31% (option premium plus 0.11% portfolio return); and (4) if the index rises more than 0.11%, the exercise of the option would limit portfolio gain over the period to 0.11% and total net return to 1.31%. If the index value at exercise exceeds the exercise price, returns over the period from the position are capped at 1.31%. On an annualized basis, before accounting for the costs of the options transactions, in this example option premiums increase returns by approximately 12.9% in down, flat and moderately up markets; annualized returns in this example for the buy-write strategy, before accounting for the costs of the options transactions, are capped at approximately 14.1% in a strong up market.

As demonstrated in the example, writing index call options can lower the variability of potential return outcomes and can enhance returns in three of four market performance scenarios (down, flat or moderately up). Only when the level of the index at option expiration exceeds the sum of the premium received and the option exercise price would the buy-write strategy be expected to provide lower returns than the stock portfolio-only alternative. The amount of downside protection afforded by the buy-write strategy in declining market scenarios is limited, however, to the amount of option premium received. If an index declines by an amount greater than the option premium, a buy-write strategy consisting of owning all of the stocks in the index and writing index options on the full value thereof would generate an investment loss. The Fund's returns from implementing a buy-write strategy using index options will also be substantially affected by the performance of the of the Fund's stock portfolio versus the indices on which it writes call options.

ADDITIONAL INVESTMENT PRACTICES

In addition to its primary investment strategies as described above, the Fund may engage in the following investment practices:

TEMPORARY INVESTMENTS
During unusual market circumstances, the Fund may temporarily invest a substantial portion of its assets in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. In moving to a substantial temporary investments position and in transitioning from such a position back into conformity with the Fund's normal investment policies, the Fund may incur transaction costs that would not be incurred if the Fund had remained fully invested in accordance with such normal policies. The transition to and from a substantial temporary investments position may also result in the Fund having to sell common stocks and/or close out options positions and then later purchase common stocks and open new options positions in circumstances that might not otherwise be optimal. The Fund's investment in such temporary

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investments under unusual market circumstances may not be in furtherance of the
Fund's investment objectives.

SELLING OPTIONS ON INDEX FUTURES
In addition to writing index call options, the Fund may write call options on up to 20% of the value of its total assets on futures contracts based upon broad-based securities indices. The Fund's use of such options on index futures would be substantially similar to its use of options directly on indices and involves substantially similar risks. Such options generally operate in the same manner as options written directly on the underlying indices. An index futures contract is a contract to buy or sell units of an index at a specified price future date a price agreed upon when the contract is made. A call option on an index futures contract, in return for the premium paid to the seller, gives the buyer the right to assume a position in an index futures contract at the specified exercise price at any time during the life of the contract. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds the exercise price of the call option on the index future. If an option exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. As in the case of written call options on indices, the Fund may enter into closing purchase transactions to close out options written on index futures at any time prior to expiration. Options on index futures contracts may qualify as "section 1256 contracts" for federal income tax purposes based upon the same criteria applicable to options directly on indices. To the extent that any option on index futures contract written by the Fund is a "section 1256 contract" under the Code, the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period of such contract.

FOREIGN CURRENCY TRANSACTIONS
The value of foreign assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency rates and exchange control regulations. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. The Fund may engage in transactions to hedge against changes in foreign currencies, and will use such hedging techniques when the Adviser deems appropriate. Foreign currency exchange transactions may be conducted on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into derivative currency transactions. Currency futures contracts are exchange-traded and change in value to reflect movements of a currency or a basket of currencies. Settlement must be made in a designated currency.

Forward foreign currency exchange contracts are individually negotiated and privately traded so they are dependent upon the creditworthiness of the counterparty. Such contracts may be used when a security denominated in a foreign currency is purchased or sold, or when the receipt in a foreign currency of dividend or interest payments on such a security is anticipated. A forward contract can then "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. Additionally, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the securities held that are denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. In addition, it may not be possible to hedge against long-term currency changes.

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Cross-hedging may be performed by using forward contracts in one currency (or basket of currencies) to hedge against fluctuations in the value of securities denominated in a different currency if the Adviser determines that there is an established historical pattern of correlation between the two currencies (or the basket of currencies and the underlying currency). Use of a different foreign currency magnifies exposure to foreign currency exchange rate fluctuations. Forward contracts may also be used to shift exposure to foreign currency exchange rate changes from one currency to another. Short-term hedging provides a means of fixing the dollar value of only a portion of portfolio assets. Income or gains earned on any of the Fund's foreign currency transactions generally will be treated as fully taxable income (i.e. income other than tax-advantaged dividends).

Currency transactions are subject to the risk of a number of complex political and economic factors applicable to the countries issuing the underlying currencies. Furthermore, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying the derivative currency transactions. As a result, available information may not be complete. In an over-the-counter trading environment, there are no daily price fluctuation limits. There may be no liquid secondary market to close out options purchased or written, or forward contracts entered into, until their exercise, expiration or maturity. There is also the risk of default by, or the bankruptcy of, the financial institution serving as counterparty.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS
Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the transacted securities are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. The Fund does not intend to enter into forward commitment or when-issued transactions for the purpose of investment leverage.

ILLIQUID SECURITIES
The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or that are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933, as amended, and securities eligible for resale pursuant to Rule 144A thereunder.
Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be difficult to sell illiquid securities at a price representing their fair value until such time as such securities may be sold publicly. Where registration is required, a considerable period may elapse between a decision by the Fund to sell the securities and the time when it would be permitted to sell. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities through private placements under which it may

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agree to contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

OTHER DERIVATIVE INSTRUMENTS
In addition to the intended strategy of selling index call options, the Fund may invest up to 20% of its total assets in other derivative instruments (which are instruments that derive their value from another instrument, security or index) acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with its investment objectives and policies), provided that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes. These strategies may be executed through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell derivative contracts based on equity and fixed-income indices and other instruments, purchase and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may also include new techniques, instruments or strategies that are permitted as regulatory changes occur. Derivative instruments may be used by the Fund to enhance returns or as a substitute for the purchase or sale of securities.

SWAPS
Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk, or to gain exposure to particular securities, baskets of securities, indices or currencies. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a "notional amount," i.e., the designated referenced amount of exposure to the underlying instruments. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund's obligations over its entitlements will be maintained in a segregated account by the Fund's custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the over-the-counter market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the total return performance of the Fund would be unfavorably affected.

TOTAL RETURN SWAPS
Total return swaps are contracts in which one party agrees to make payments of the total return from the designated underlying asset(s), which may include securities, baskets of securities or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other designated underlying asset(s).

INTEREST RATE SWAPS
Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

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FUTURES AND OPTIONS ON FUTURES
In addition to writing options on index futures contracts for similar purposes to writing options directly on indices, the Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to adverse changes in securities prices, which may exceed the Fund's initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options in compliance with the rules of the CFTC. These transactions involve transaction costs. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the extent that any futures contract or options on futures contract held by the Fund is a "section 1256 contract" under the Code, the contract will be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

SHORT SALES
The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Short sales against-the-box can be a tax-efficient alternative to the sale of an appreciated securities position. The ability to use short sales against-the-box as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out not later than thirty days after the end of the Fund's taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

SECURITIES LENDING
The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Adviser on an ongoing basis.

BORROWINGS
The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Although it does not currently intend to do so, the Fund may in the future from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes or to meet temporary cash needs.

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REVERSE REPURCHASE AGREEMENTS
The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time (normally within seven days) and price, which reflects an interest payment. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. Income realized on reverse repurchase agreements is taxable as ordinary income.

When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Fund's assets. As a result, such transactions may increase fluctuations in the market value of the Fund's assets. There is a risk that large fluctuations in the market value of the Fund's assets could affect net asset value and the market price of Common Shares. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage and may be subject to leverage risks. Such agreements will be treated as subject to investment restrictions as mentioned above under "Borrowings." If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund's cash available for distribution.

PORTFOLIO TURNOVER
The Fund will buy and sell securities to seek to accomplish it investment objectives. Portfolio turnover generally involves expense to the Fund, including brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities. The Fund expects to maintain high turnover in index call options, based on the Adviser's intent to sell index call options on at least 80% of the value of its total assets and the Fund's initial expectation to roll forward its options positions approximately every one to three months. For its stock holdings, the Fund's annual portfolio turnover rate is expected to exceed that of the indices on which the Fund writes call options due to turnover in connection with the Fund's tax loss harvesting, gain matching, dividend capture and other strategies. On an overall basis, the Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund.

Principal risks of the Fund

NO OPERATING HISTORY
The Fund is a newly organized, diversified closed-end investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

INVESTMENT AND MARKET RISK
An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Because the Fund intends, under normal market conditions, to sell index call options on at least 80% of the value of its total assets, the Fund's appreciation potential from equity market performance will be limited. The Common Shares at any point in time may be worth less than the original investment, even after taking into account any reinvestment of distributions.

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ISSUER RISK
The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.

EQUITY RISK
Under normal market conditions, the Fund will invest its managed assets in a diversified portfolio of common stocks. Therefore, a principal risk of investing in the Fund is equity risk. Equity risk is the risk that the value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. Although common stocks have historically generated higher average returns than fixed-income securities over the long term, common stocks also have experienced significantly more volatility in returns. An adverse event, such as an unfavorable earnings report, may depress the value of equity securities of an issuer held by the Fund; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. In addition, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stocks in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stocks or debt instruments of such issuers. Finally, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

FOREIGN SECURITY RISK
The Fund will have substantial exposure to foreign securities. The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in this country or abroad), relations between nations and trading, settlement, custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. Foreign investments also could be affected by other factors not present in the United States, including expropriation of assets, armed conflict, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations or repatriating capital invested in foreign countries. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts, which evidence ownership in underlying foreign securities).

Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments,

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which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.

EMERGING MARKET SECURITY RISK
The Fund may invest up to 15% of its total assets in securities of issuers located in emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the enforcement of existing regulations may be extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest or dividend payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.

CURRENCY RISK
Since the Fund will invest in securities denominated or quoted in currencies other than the U.S. dollar, the Fund will be affected by changes in foreign currency exchange rates (and exchange control regulations) which affect the value of investments in the Fund and the accrued income and appreciation or depreciation of the investments in U.S. dollars. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and the Fund's return on such assets as well as any temporary uninvested reserves in bank deposits in foreign currencies. In addition, the Fund will incur costs in connection with conversions between various currencies.

The Fund may attempt to protect against adverse changes in the value of the U.S. dollar in relation to a foreign currency by entering into a forward contract for the purchase or sale of the amount of foreign currency invested or to be invested, or by buying or selling a foreign currency option or futures

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contract for such amount. Such strategies may be employed before the Fund purchases a foreign security traded in the currency which the Fund anticipates acquiring or between the date the foreign security is purchased or sold and the date on which payment therefor is made or received. Seeking to protect against a change in the value of a foreign currency in the foregoing manner does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

RISKS OF MID-CAP COMPANIES
The Fund may make investments in stocks of companies whose market capitalization is considered middle sized or "mid-cap." Mid-cap companies often are newer or less established companies than larger companies. Investments in mid-cap companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of mid-cap companies may be more abrupt or erratic than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of mid-cap companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

RISKS OF "GROWTH" STOCK INVESTING
The Fund expects to invest substantially in stocks with "growth" characteristics. Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be sensitive to changes in their earnings and more volatile than other types of stocks.

RISKS OF SELLING INDEX CALL OPTIONS
Under normal market conditions, at least 80% of the value of the Fund's total assets will be subject to written index call options. The purchaser of an index call option has the right to any appreciation in the value of the index over the exercise price of the call option as of the valuation date of the option. Because their exercise is settled in cash, sellers of index call options such as the Fund cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. The Fund intends to mitigate the risks of its written index call positions by holding a diversified portfolio of domestic and foreign stocks similar to those of the indices on which it writes call options. However, the Fund does not intend to acquire and hold a portfolio of exactly the same stocks as the indices on which it writes call options. Due to tax considerations, the Fund intends to limit the overlap between its stock holdings (and any subset thereof) and each index on which it has outstanding options positions to less than 70% on an ongoing basis. Consequently, the Fund bears the risk that the performance of the Fund's stock portfolio will vary from the performance of the indices on which it writes call options. For example, the Fund will suffer a loss if the S&P 500 appreciates substantially above the exercise price of S&P 500 call options written by the Fund while the securities held by the Fund in the U.S. Segment in the aggregate fail to appreciate as much or decline in value over the life of the written option. Index options written by the Fund will be priced on a daily basis. Their value will be affected primarily by changes in the price and dividend rates of the underlying common stocks in such index, changes in actual or perceived volatility of such index and the remaining time to the

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options' expiration. The trading price of index call options will also be affected by liquidity considerations and the balance of purchase and sale orders.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived and well-executed options program may be adversely affected by market behavior or unexpected events. As the writer of index call options, the Fund will forgo, during the option's life, the opportunity to profit from increases in the value of the applicable index above the sum of the option premium received and the exercise price of the call option, but retains the risk of loss, minus the option premium received, should the value of the applicable index decline. When a call option is exercised, the Fund will be required to deliver an amount of cash determined by the excess of the value of the applicable index at contract termination over the exercise price of the option. Thus, the exercise of index call options sold by the Fund may require the Fund to sell portfolio securities to generate cash at inopportune times or for unattractive prices.

With respect to the International Segment, the Fund generally intends to sell options on broad-based foreign country and/or regional stock indices that are listed for trading in the United States or which otherwise qualify as "section 1256 contracts." Options on foreign indices that are listed for trading in the U.S. or which otherwise qualify as "section 1256 contracts" may trade in substantially lower volumes and with substantially wider bid-ask spreads than other options contracts on the same or similar indices that trade on other markets outside the United States. To implement its options program most effectively, the Fund may sell index options that do not qualify as "section 1256 contracts." Gain or loss on index options not qualifying as "section 1256 contracts" would be realized upon disposition, lapse or exercise of the positions and would be treated as short-term gain or loss.

The trading price of options may be adversely affected if the market for such options becomes less liquid or smaller. The Fund may close out a call option by buying the option instead of letting it expire or be exercised. There can be no assurance that a liquid market will exist when the Fund seeks to close out a call option position by buying the option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled to discontinue the trading of options (or a particular class or series of options) at some future date. If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for options may not conform to the hours during which common stocks held by the Fund are traded. To the extent that the options markets close before the markets for securities, significant price and rate movements can take place in the securities markets that would not be reflected concurrently in the options markets. index call options are marked to market daily and their value is substantially affected by changes in the value of and dividend rates of the securities represented in the underlying index, changes in interest rates, changes in the actual or perceived volatility of the associated index and the remaining time to the options' expiration, as well as trading conditions in the options market.

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PRINCIPAL RISKS OF THE FUND
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TAX RISK
Reference is made to "Federal income tax matters" for an explanation of the federal income tax consequences and attendant risks of investing in the Fund. Although the Fund seeks to minimize and defer the federal income taxes incurred by Common Shareholders in connection with their investment in the Fund, there can be no assurance that it will be successful in this regard. The tax treatment and characterization of the Fund's distributions may change over time due to changes in the Fund's mix of investment returns and changes in the federal tax laws, regulations and administrative and judicial interpretations. Distributions paid on the Common Shares may be characterized variously as non-qualified dividends (taxable at ordinary income rates), qualified dividends and capital gains dividends (each taxable at long-term capital gains rates) or return of capital (not currently taxable). The ultimate tax characterization of the Fund's distributions made in a calendar year may not finally be determined until after the end of that calendar year. Distributions to a Common Shareholder that are return of capital will be tax free to the amount of the Common Shareholder's current tax basis in his or her Common Shares, with any distribution amounts exceeding such basis treated as capital gain on a deemed sale of Common Shares. Common Shareholders are required to reduce their tax basis in Common Shares by the amount of tax-free return of capital distributions received, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) to be recognized upon a later disposition of the Common Shares. In order for Fund distributions of qualified dividend income to be taxable at favorable long-term capital gains rates, a Common Shareholder must meet certain prescribed holding period and other requirements with respect to his or her Common Shares. If positions held by the Fund were treated as "straddles" for federal income tax purposes, dividends on such positions would not constitute qualified dividend income subject to favorable income tax treatment. Gain or loss on positions in a straddle are subject to special (and generally disadvantageous) rules. A portion of the Fund's written index options may not qualify as "section 1256 contracts," and any gain or loss thereon would be realized upon disposition or termination of the positions and would be treated as short-term gain or loss. See "Federal income tax matters."

DISTRIBUTION RISK
The quarterly distributions Common Shareholders will receive from the Fund will be sourced from the Fund's net option premiums, net realized and unrealized gains on stock investments, and dividends and interest income, after payment of Fund expenses. The Fund's cash available for distribution may vary widely over the short- and long-term. If stock market volatility declines and, therefore, stock prices decline, the level of premiums from writing index call options and the amounts available for distribution from options activity will likely decrease as well. Payments to close written call options will reduce amounts available for distribution from call option premiums received. Net realized and unrealized gains on the Fund's stock investments will be determined primarily by the direction and movement of the U.S. stock market (and the particular stocks held). Dividends on common stocks are not fixed but are declared at the discretion of the issuer's board of directors. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

INTEREST RATE RISK
The premiums from writing index call options and amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments. The value of the Fund's common stock investments may also be influenced by changes in interest rates. Higher yielding stocks and stocks of issuers whose businesses are substantially affected by changes in interest rates may be particularly sensitive to interest rate risk.

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DERIVATIVES RISK
In addition to writing index call options, the risks of which are described above, the Fund may invest up to 20% of its total assets in other derivative investments acquired for hedging, risk management and investment purposes. Derivative transactions including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales) may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels and interest rates, and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or no recovery in such circumstances. Derivatives may disproportionately increase losses and have a potentially large negative impact on the Fund's performance.

LIQUIDITY RISK
The Fund may invest up to 15% of its total assets in securities for which there is no readily available trading market or which are otherwise illiquid. The Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell such securities if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. In addition, the limited liquidity could affect the market price of the securities, thereby adversely affecting the Fund's net asset value, and at times may make the disposition of securities infeasible.

INFLATION RISK
Inflation risk is the risk that the purchasing power of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions thereon can decline.

MARKET PRICE OF COMMON SHARES
The shares of closed-end management investment companies often trade at a discount from their net asset value, and the Fund's Common Shares may likewise trade at a discount from net asset value. The net asset value per Common Share will be reduced immediately following this offering by the sales load and the amount of offering expenses paid by the Fund. The trading price of the Fund's Common Shares may be less than the public offering price. The risk will be greater for investors who sell their Common Shares in a relatively short period after completion of the public offering.

FINANCIAL LEVERAGE
Although the Fund has no current intention to do so, the Fund is authorized and reserves the flexibility to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the returns derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions may be greater than if leverage had not been used. Conversely, if the returns from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to

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PRINCIPAL RISKS OF THE FUND
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Common Shareholders will be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares. In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

TECHNOLOGY RISK
The technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.

MANAGEMENT RISK
The Fund is subject to management risk because it is an actively managed portfolio. Eaton Vance, Parametric, Rampart and the individual portfolio managers invest the assets of the Fund as they deem appropriate in implementing the Fund's investment strategy. Accordingly, the success of the Fund depends upon the investment skills and analytical abilities of Eaton Vance, Parametric, Rampart and the individual portfolio managers to develop and actively implement investment strategies that achieve the Fund's investment objectives. There is no assurance that Eaton Vance, Parametric, Rampart and the individual portfolio managers will be successful in developing and implementing the Fund's investment strategy. Subjective decisions made by Eaton Vance, Parametric, Rampart and the individual portfolio managers may cause the Fund to incur losses or to miss profit opportunities on which it could otherwise have capitalized.

MARKET DISRUPTION
The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. These terrorist attacks and related events, including the war in Iraq, its aftermath, and continuing occupation of Iraq by coalition forces, have raised short-term market risk and may have adverse long-term effects on U.S. and world economies and markets. A similar disruption of the financial markets could impact trading in common stocks and stock options, interest rates, credit risk, inflation and other factors relating to the Common Shares. The Fund cannot predict the effects of similar events in the future on the U.S. economy and securities markets.

ANTI-TAKEOVER PROVISIONS
The Fund's Agreement and Declaration of Trust includes provisions that could limit the ability of other persons or entities to acquire control of the Fund or to change the composition of its Board. These provisions may deprive Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Description of capital structure--Anti-Takeover Provisions in the Declaration of Trust."

Management of the Fund

BOARD OF TRUSTEES

The management of the Fund, including general supervision of the duties performed by the Adviser under the Advisory Agreement (as defined below) and the Sub-Advisers under each Sub-Advisory

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Agreement (as defined below), is the responsibility of the Fund's Board under the laws of The Commonwealth of Massachusetts and the 1940 Act.

THE ADVISER

Eaton Vance acts as the Fund's investment adviser under an Investment Advisory Agreement (the "Advisory Agreement"). The Adviser's principal office is located at The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. Eaton Vance, its affiliates and predecessor companies have been managing assets of individuals and institutions since 1924 and of investment funds since 1931. Eaton Vance (or its affiliates) currently serves as the investment adviser to investment funds and various individual and institutional clients with combined assets under management of approximately $106 billion as of July 31, 2005, including approximately $64.6 billion in equity assets. Eaton Vance is a direct, wholly-owned subsidiary of Eaton Vance Corp., a publicly-held holding company, which through its subsidiaries and affiliates engages primarily in investment management, administration and marketing activities.

Under the general supervision of the Fund's Board, Eaton Vance will be responsible for managing the Fund's overall investment program, providing the Sub-Advisers with research support and supervising the performance of the Sub-Advisers. As described below under the caption "The Sub-Advisers," Parametric will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques, relying in part on the fundamental research and analytical judgments of the Adviser; Rampart will responsible for providing advice on and execution of the Fund's options strategy. The Adviser will furnish to the Fund investment advice and office facilities, equipment and personnel for servicing the investments of the Fund. The Adviser will compensate all Trustees and officers of the Fund who are members of the Adviser's organization and who render investment services to the Fund, and will also compensate all other Adviser personnel who provide research and investment services to the Fund. In return for these services, facilities and payments, the Fund has agreed to pay the Adviser as compensation under the Advisory Agreement an annual fee in the amount of 1.00% of the average daily gross assets of the Fund. For purposes of the Advisory Agreement and each Sub-Advisory Agreement, gross assets of the Fund means total assets of the Fund, including any form of investment leverage that the Fund may in the future determine to utilize, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through
(i) indebtedness of any type (including, without limitation, borrowing through a credit facility/commercial paper program or the issuance debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means. During any future periods in which the Fund is using leverage, the fees paid to Eaton Vance for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's gross assets, including proceeds from any borrowings and from the issuance of preferred shares.

Walter A. Row and other Eaton Vance investment professionals comprise the investment team responsible for managing the Fund's overall investment program, providing the Sub-Advisers with research support and supervising the performance of the Sub-Advisers. Mr. Row is the portfolio manager responsible for the day-to-day management of Eaton Vance's responsibilities with respect to the Fund's investment portfolio.

Mr. Row is a Vice President and the Director of Equity Research at Eaton Vance. He is a member of Eaton Vance's Equity Strategy Committee, manages four other Eaton Vance registered closed-end investment companies that utilize buy-write strategies and has been an equity analyst and member of Eaton's Vance's equity research team since 1996.

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THE SUB-ADVISERS

Eaton Vance has engaged its affiliate Parametric as a sub-adviser to the Fund. Parametric will be responsible for structuring and managing the Fund's common stock portfolio, including tax-loss harvesting and other tax-management techniques, relying in part on the fundamental research and analytical judgments of the Adviser. Parametric has developed specialized programs and systems that allow for efficient implementation of the Fund's strategies. Parametric's principal office is located at 1151 Fairview Avenue North, Seattle, WA 98109. Parametric was founded in 1987. In September of 2003, Eaton Vance Corp, the parent company of Eaton Vance, acquired an 80% interest in the firm, with the remaining 20% owned primarily by Parametric employees. Parametric specializes in managing broadly diversified, risk controlled and tax-efficient portfolios for high net worth investors and investment company clients. Parametric managed approximately $12.8 billion in assets as of July 31, 2005.

Under the terms of the Sub-Advisory Agreement (a "Sub-Advisory Agreement") between Eaton Vance and Parametric, Eaton Vance (and not the Fund) will pay Parametric a fee at an annual rate equal to 0.25% of the average daily gross assets of the Fund. Pursuant to the terms of the Advisory Agreement, Eaton Vance, upon approval by the Board, may terminate the Sub-Advisory Agreement and Eaton Vance may assume full responsibility for the services provided by Parametric without the need for approval by shareholders of the Fund.

David Stein, Ph.D., and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund's common stock portfolio. Mr. Stein and Mr. Seto manage two other Eaton Vance closed-end investment companies that utilize a buy-write investment strategy.

Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities. Prior to joining Parametric in 1996, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp., the Vanguard Group and IBM Retirement Funds.

Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies. Prior to joining Parametric in 1998, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

Eaton Vance has engaged Rampart to serve as a sub-adviser to the Fund to provide advice on and execution of the Fund's options strategy. Rampart's principal office is located at One International Place, Boston, Massachusetts 02110. Founded in 1983, Rampart provides customized investment management services within its core competency in options program management to a spectrum of institutional, high net worth and investment company clients. Rampart managed approximately $4.48 billion in assets as of June 30, 2005.

Ronald M. Egalka is the portfolio manager at Rampart responsible for the development and implementation of the options strategy utilized in managing the Fund.

Mr. Egalka has been with Rampart since 1983 and is President and CEO of Rampart. He is also President of Rampart Securities, Inc., an affiliate of Rampart and a NASD member broker/dealer. Mr. Egalka oversees the development and implementation of investment strategies and tactics for Rampart. Mr. Egalka is responsible for the development and implementation of the options strategies utilized by four other Eaton Vance closed-end investment companies.

Under the terms of the Sub-Advisory Agreement (a "Sub-Advisory Agreement") between Eaton Vance and Rampart, Eaton Vance (and not the Fund) will pay Rampart a fee at an annual rate equal to 0.10% of the average daily gross assets of the Fund. Pursuant to the terms of the Advisory Agreement,

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Eaton Vance, upon approval by the Board, may terminate the Sub-Advisory
Agreement and Eaton Vance may assume full responsibility for the services provided by Rampart without the need for approval by shareholders of the Fund.

The Fund, the Adviser and the Sub-Advisers have adopted codes of ethics relating to personal securities transactions (the "Codes of Ethics"). The Codes of Ethics permit Adviser and Sub-Adviser personnel to invest in securities (including securities that may be purchased or held by the Fund) for their own accounts, subject to certain pre-clearance, reporting and other restrictions and procedures contained in such Codes of Ethics.

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS
The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

THE ADMINISTRATOR

Eaton Vance serves as administrator of the Fund. Under an Administration Agreement with the Fund (the "Administration Agreement"), Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Board and shareholders' meetings, providing service in connection with any repurchase offers and other administrative services necessary to conduct the Fund's business. Eaton Vance currently receives no compensation for providing administrative services to the Fund. In addition to the management fee, the Fund pays all costs and expenses of its operation, including compensation of its Trustees (other than those affiliated with the Adviser), custodial expenses, dividend disbursing expenses, legal fees, expenses of the independent auditors, expenses of preparing Fund documents and reports to governmental agencies, and taxes and filing or other fees, if any.

Distributions

Commencing with the Fund's first distribution, the Fund intends to make regular quarterly distributions to Common Shareholders sourced from the Fund's cash available for distribution. "Cash available for distribution" will consist of the Fund's net option premiums, net realized and unrealized gains on stock investments, and dividends and interest income, after payment of Fund expenses. The Fund's distribution rate may be adjusted from time-to-time. The Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders. The initial distribution is expected to be declared approximately 75 days and paid approximately 90 to 120 days after the completion of this offering, depending on market conditions.

The Fund's annual distributions will likely differ from annual net investment income. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day. To the extent that that Fund's net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will make a special distribution at or near year-end of

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DISTRIBUTIONS
--------------------------------------------------------------------------------

such excess amount as may be required. Over time, all of the Fund's investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. The Fund may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

If, for any calendar year, as discussed above, the total distributions made exceed the Fund's net investment taxable income and net capital gains, the excess generally will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder's basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares. The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her Common Shares. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts.

To permit the Fund to maintain more stable distributions, distribution rates will be based on projected annual cash available for distribution. As a result, the distributions paid by the Fund for any particular quarter may be more or less than the amount of cash available for distribution for that quarterly period. In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares' net asset value.

Common Shareholders may elect automatically to reinvest some or all of their distributions in additional Common Shares under the Fund's dividend reinvestment plan. See "Dividend reinvestment plan."

The Fund has applied for an order from the SEC granting it an exemption from
Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). In the event that such an exemptive order is obtained, the Fund will consider increasing the frequency of its regular distributions to Common Shareholders from quarterly to monthly. The Fund does not intend to designate more than the permitted number of capital gain distributions until it receives such an exemptive order. The staff of the SEC has indicated that it has suspended the processing of exemptive applications requesting the type of relief referenced above, pending review by the staff of the results of an industry-wide SEC inspection focusing on the dividend practices of closed-end investment companies. There can be no assurance as to when that review might be completed or whether, following that review, the staff would process such applications or grant such relief. As a result of this development, the Fund has no current expectation that it will be in a position to include long-term capital gains in Fund distributions more frequently than is permitted under the 1940 Act, thus leaving the Fund with the possibility of variability in distributions (and their tax attributes) as discussed above. Failure to receive exemptive relief would increase the likelihood that in certain taxable years the Fund would retain all or a portion of the year's net capital gain and pay tax on the retained gain as described above. The Adviser does

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not believe that retaining capital gains and paying tax thereon would have a material adverse affect on the Fund or the Common Shareholders.

Federal income tax matters

The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term capital gains (after reduction by any available capital loss carryforwards) in accordance with the timing requirements imposed by the Code, so as to maintain its regulated investment company status and to avoid paying federal income or excise tax thereon. To the extent it qualifies for treatment as a regulated investment company and satisfies the above-mentioned distribution requirements, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gains distributions.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. As provided under federal tax law, Common Shareholders of record as of the end of the Fund's taxable year will include their attributable share of the retained gain in their income for the year as long-term capital gain (regardless of holding period in the Common Shares), and will be entitled to a tax credit or refund for the tax paid on their behalf by the Fund. Common Shareholders of record for the retained capital gain will also be entitled to increase their tax basis in their Common Shares by 65% of the allocated gain. Distributions of the Fund's net capital gain ("capital gain distributions"), if any, are taxable to Common Shareholders as long-term capital gain, regardless of their holding period in the Common Shares. Distributions of the Fund's net realized short-term gains will be taxable as ordinary income.

If, for any calendar year, the Fund's total distributions exceed the Fund's current and accumulated earnings and profits, the excess will be treated as a tax-free return of capital to each Common Shareholder (up to the amount of the Common Shareholder's basis in his or her Common Shares) and thereafter as gain from the sale of Common Shares (assuming the Common Shares are held as a capital asset). The amount treated as a tax-free return of capital will reduce the Common Shareholder's adjusted basis in his or her Common Shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale or other disposition of his or her Common Shares. See below for a summary of the maximum tax rates applicable to long-term capital gain (including capital gain distributions). A corporation that owns Fund shares generally will not be entitled to the dividends received deduction with respect to all (or any prescribed percentage) of the distributions it receives from the Fund. Fund distributions that are attributable to qualified dividend income received by the Fund from certain domestic corporations may be designated by the Fund as being eligible for the dividends received deduction.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction ("DRD") in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

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Certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash, (vii) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (viii) adversely alter the characterization of certain complex financial transactions. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

For the Fund's index call options that qualify as "section 1256 contracts," Code
Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each outstanding section 1256 contract position at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a section 1256 contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules.

The Fund's index call options that do not qualify as "section 1256 contracts" generally will be treated as equity options governed by Code Section 1234. Pursuant to Code Section 1234, if a written option expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If a call option written by the Fund that is not a section 1256 contract is cash settled, any resulting gain or loss will be short-term.

The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose because the Fund's portfolio of common stocks will be sufficiently dissimilar from the components of the indices on which it has outstanding options positions under applicable guidance established by the IRS. Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are "section 1256 contracts". The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a

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                                                                              47
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FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

daily "marking to market" of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of "substantially identical property" held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain dividend distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations.

Subject to certain exceptions, a "qualified foreign corporation" is any foreign corporation that is either (i) incorporated in a possession of the United States (the "possessions test"), or (ii) eligible for benefits of a comprehensive income tax treaty with the United States that the Secretary of the Treasury determines is satisfactory for these purposes and which includes an exchange of information program (the "treaty test"). The Secretary of the Treasury has currently identified tax treaties between the

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FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

United States and 52 other countries that satisfy the treaty test. Subject to the same exceptions, a foreign corporation that does not satisfy either the possessions test or the treaty test will still be considered a "qualified foreign corporation" with respect to any dividend paid by such corporation if the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States. The Treasury Department has issued a notice stating that common or ordinary stock, or an ADR in respect of such stock, is considered "readily tradable" if it is listed on a national securities exchange that is registered under Section 6 of the Securities Exchange Act of 1934, as amended, or on the NASDAQ Stock Market. Foreign corporations that are passive foreign investment companies will not be "qualified foreign corporations."

In order for qualified dividends paid by the Fund to a Common Shareholder to be taxable at long-term capital gains rates, the Common Shareholder must hold his or her Common Shares for more than 60 days during the 121-day period surrounding the ex-dividend date. For the Fund to receive tax-advantaged dividend income, the Fund must hold stock paying qualified dividend income for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or more than 90 days during the associated 181-day period, in the case of certain preferred stocks). In addition, the Fund cannot be obligated to make related payments (pursuant to a short sale or otherwise) with respect to positions in any security that is substantially similar or related property with respect to such stock. Gains on option positions treated as short-term and other short-term gains, interest income and non-qualified dividends are not eligible for the lower tax rate. The special rules relating to the taxation of ordinary income dividends paid by the Fund generally apply to taxable years beginning before January 1, 2009. Thereafter, the Fund's distributions that are characterized as dividends, other than capital gain distributions, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's dividend distributions will qualify for favorable treatment under the Tax Act. The Fund's investment program and the tax treatment of Fund distributions may be affected by IRS interpretations of the Code and future changes in tax laws and regulations, including changes resulting from the "sunset" provisions described above that would have the effect of repealing the favorable treatment of qualified dividend income and reimposing the higher tax rates applicable to ordinary income in 2009 unless further legislative action is taken.

The Fund will inform Common Shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Selling Common Shareholders will generally recognize gain or loss in an amount equal to the difference between the Common Shareholder's adjusted tax basis in the Common Shares sold and the sale proceeds. If the Common Shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less (currently 35%), or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as any capital gain distributions) (5% for individuals in the 10% or 15% tax brackets). Any loss on a disposition of Common Shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to those Common Shares. For purposes of determining whether Common Shares have been held for six months or less, the holding period is suspended for any periods during which the Common Shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property, or through certain options or short sales. Any loss realized on a sale or exchange of Common Shares will be disallowed to the extent those Common Shares are replaced by other Common Shares within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the Common Shares (whether through the

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FEDERAL INCOME TAX MATTERS
--------------------------------------------------------------------------------

reinvestment of distributions or otherwise). In that event, the basis of the replacement Common Shares will be adjusted to reflect the disallowed loss.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution that is likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price. Taxable distributions to certain individuals and certain other non-corporate Common Shareholders, including those who have not provided their correct taxpayer identification number and other required certifications, may be subject to "backup" federal income tax withholding at the fourth lowest rate of tax applicable to a single individual (in 2005, 28%).

An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

The foregoing briefly summarizes some of the important federal income tax consequences to Common Shareholders of investing in Common Shares, reflects the federal tax law as of the date of this Prospectus, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds Common Shares as a capital asset. This discussion is based upon current provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the IRS retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable in their particular circumstances, as well as any proposed tax law changes.

Dividend reinvestment plan

Pursuant to the Fund's dividend reinvestment plan (the "Plan"), a Common Shareholder may elect to have all distributions (including capital gain distributions) automatically reinvested in Common Shares. Common Shareholders may elect to participate in the Plan by completing the dividend reinvestment plan application form.

PFPC Inc. (the "Plan Agent") serves as agent for the Common Shareholders in administering the Plan. Common Shareholders who elect not to participate in the Plan will receive all Fund distributions in cash paid by check mailed directly to the Common Shareholder of record (or if the Common Shares are held in street or other nominee name, then to the nominee) by PFPC Inc., as disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent prior to any distribution record date.

Common Shares will be acquired by the Plan Agent or an independent broker-dealer for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of additional previously authorized but unissued Common Shares from the Fund ("newly issued Common Shares") or (ii) by purchase of outstanding Common Shares on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If, on the payment date for the distribution, the net asset value per Common Share is equal to or less than the market price per Common Share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the distribution amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution by the net asset value per Common Share on the date the Common Shares are issued, provided that the

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 50
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DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

maximum discount from the then current market price per Common Share on the date of issuance may not exceed 5%. If on the distribution payment date the net asset value per Common Share is greater than the market value plus estimated brokerage commissions (such condition being referred to herein as "market discount"), the Plan Agent will invest the distribution amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the distribution payment date, the Plan Agent will have up to 30 days after the distribution payment date to invest the distribution amount in Common Shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent could exceed the net asset value of the Fund's Common Shares, resulting in the acquisition of fewer Common Shares than if the distribution had been paid in newly issued Common Shares on the distribution payment date. Therefore, the Plan provides that if the Plan Agent is unable to invest the full distribution amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the distribution amount in newly issued Common Shares.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Common Shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each Common Shareholder's proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants. In the case of Common Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Common Shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in Common Shares or in cash. However, each Plan participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of distributions.

Common Shareholders participating in the Plan may receive benefits not available to Common Shareholders not participating in the Plan. If the market price (plus commissions) of the Fund's Common Shares is above their net asset value, participants in the Plan will receive Common Shares of the Fund purchased at a discount to market price and having a current value that exceeds the cash distributions they would have otherwise received on their Common Shares. If the market price (plus commissions) of the Fund's Common Shares is below their net asset value, Plan participants will receive Common Shares with a net asset value that exceeds the cash distributions they would have otherwise received on their Common Shares. There may, however, be insufficient Common Shares available in the market at prices below net asset value to satisfy the Plan's requirements, in which case the Plan Agent will acquire newly issued Common Shares. Also, since the Fund does not redeem its Common Shares, the price on resale of Common Shares may be more or less than their net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, upon 30 days' notice to Plan participants, the Fund reserves the right to amend or terminate the Plan. A Plan participant will be charged a $5.00 service charge and pay brokerage charges whenever he or she directs the Plan Agent to sell Common Shares held in a distribution reinvestment account.

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All correspondence concerning the Plan should be directed to the Plan Agent at
PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. Please call 1-800-331-1710 between the hours of 9:00 a.m. and 5:00 p.m. Eastern Time if you have questions regarding the Plan.

Description of capital structure

The Fund is an unincorporated business trust established under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated and filed with the Secretary of The Commonwealth on March 30, 2005 (the "Declaration of Trust"). The Declaration of Trust provides that the Board may authorize separate classes of shares of beneficial interest. The Board has authorized an unlimited number of Common Shares. The Fund intends to hold annual meetings of Common Shareholders in compliance with the requirements of the New York Stock Exchange.

COMMON SHARES

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional common shares of beneficial interest, $0.01 par value per share. Each Common Share represents an equal proportionate interest in the assets of the Fund with each other Common Share in the Fund. Holders of Common Shares will be entitled to the payment of distributions when, as and if declared by the Board. The 1940 Act or the terms of any future borrowings or issuance of preferred shares may limit the payment of distributions to the holders of Common Shares. Each whole Common Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Board may distribute the remaining assets of the Fund among the holders of the Common Shares. The Declaration of Trust provides that Common Shareholders are not liable for any liabilities of the Fund, and permits inclusion of a clause to that effect in agreements entered into by the Fund and, in coordination with the Fund's By-laws, indemnifies shareholders against any such liability. Although shareholders of an unincorporated business trust established under Massachusetts law may, in certain limited circumstances, be held personally liable for the obligations of the business trust as though they were general partners, the provisions of the Fund's Declaration of Trust and By-laws described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund has no current intention to issue preferred shares or to borrow money. However, if at some future time there are any borrowings or preferred shares outstanding, the Fund may not be permitted to declare any cash distribution on its Common Shares, unless at the time of such declaration, (i) all accrued distributions on preferred shares or accrued interest on borrowings have been paid and (ii) the value of the Fund's total assets (determined after deducting the amount of such distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing indebtedness plus the aggregate liquidation value of the outstanding preferred shares. In addition to the requirements of the 1940 Act, the Fund may be required to comply with other asset coverage requirements as a condition of the Fund obtaining a rating of preferred shares from a nationally recognized statistical rating agency (a "Rating Agency"). These requirements may include an asset coverage test more stringent than under the 1940 Act. This limitation on the Fund's ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company for federal income tax purposes. If the Fund were in the future to issue preferred shares or borrow money,

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DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------

it would intend, however, to the extent possible to purchase or redeem preferred shares or reduce borrowings from time to time to maintain compliance with such asset coverage requirements and may pay special distributions to the holders of the preferred shares in certain circumstances in connection with any potential impairment of the Fund's status as a regulated investment company. See "Distributions--Federal Income Tax Matters." Depending on the timing of any such redemption or repayment, the Fund may be required to pay a premium in addition to the liquidation preference of the preferred shares to the holders thereof.

The Fund has no present intention of offering additional Common Shares, except as described herein. Other offerings of its Common Shares, if made, will require approval of the Board. Any additional offering will not be sold at a price per Common Share below the then current net asset value (exclusive of underwriting discounts and commissions) except in connection with an offering to existing Common Shareholders or with the consent of a majority of the Fund's outstanding Common Shares. The Common Shares have no preemptive rights.

The Fund generally will not issue Common Share certificates. However, upon written request to the Fund's transfer agent, a share certificate will be issued for any or all of the full Common Shares credited to an investor's account. Common Share certificates that have been issued to an investor may be returned at any time.

REPURCHASE OF COMMON SHARES AND OTHER DISCOUNT METHODS

Because shares of closed-end management investment companies frequently trade at a discount to their net asset values, the Board has determined that from time-to-time it may be in the interest of Common Shareholders for the Fund to take corrective actions to reduce trading discounts in the Common Shares. The Board, in consultation with Eaton Vance, will review at least annually the possibility of open market repurchases and/or tender offers for the Common Shares and will consider such factors as the market price of the Common Shares, the net asset value of the Common Shares, the liquidity of the assets of the Fund, the effect on the Fund's expenses, whether such transactions would impair the Fund's status as a regulated investment company or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions that may have a material effect on the Fund's ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Common Shares trading at a price equal to or approximating their net asset value. The Board, in consultation with Eaton Vance, may from time to time review other possible actions to reduce trading discounts in the Common Shares.

PREFERRED SHARES

The Fund has no current intention of issuing any shares other than the Common Shares. However, the Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest with preference rights (the "preferred shares") in one or more series, with rights as determined by the Board, by action of the Board without the approval of the Common Shareholders.

Under the requirements of the 1940 Act, the Fund must, immediately after the issuance of any preferred shares, have an "asset coverage" of at least 200%. Asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Fund, if any, plus the aggregate liquidation preference of the preferred shares. If the Fund seeks a rating for preferred shares, asset coverage requirements in addition to those set forth in the 1940 Act may be imposed. The liquidation value of any preferred shares would be expected to equal their aggregate original purchase price plus redemption premium, if any, together with any

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                                                                              53
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DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------

accrued and unpaid distributions thereon (on a cumulative basis), whether or not earned or declared. The terms of any preferred shares, including their distribution rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes preferred shares. The Fund may issue preferred shares that provide for the periodic redetermination of the distribution rate at relatively short intervals through an auction or remarketing procedure, although the terms of such preferred shares may also enable the Fund to lengthen such intervals. At times, the distribution rate as redetermined on any preferred shares could exceed the Fund's return after expenses on the investment of proceeds from the preferred shares and the Fund's leveraged capital structure would result in a lower rate of return to Common Shareholders than if the Fund were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred shareholders would not be entitled to any further participation in any distribution of assets by the Fund. Holders of preferred shares, voting as a class, would be entitled to elect two of the Fund's Trustees, if any preferred shares are issued. Under the 1940 Act, if at any time dividends on the preferred shares are unpaid in an amount equal to two full years' dividends thereon, the holders of all outstanding preferred shares, voting as a class, will be entitled to elect a majority of the Board until all dividends in default have been paid or declared and set apart for payment. In addition, if required by a Rating Agency rating the preferred shares or if the Board determines it to be in the best interests of the Common Shareholders, issuance of the preferred shares may result in more restrictive provisions than required under the 1940 Act. In this regard, holders of preferred shares may, for example, be entitled to elect a majority of the Fund's Board if only one dividend on the preferred shares is in arrears.

In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from a Rating Agency. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such Rating Agency. Based on previous guidelines established by Rating Agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although no assurance can be given as to the nature or extent of the guidelines that may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by a Rating Agency would be more or less restrictive than those described in this Prospectus.

CREDIT FACILITY/COMMERCIAL PAPER PROGRAM

The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. If, in the future, the Fund determines to engage in investment leverage using borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program, pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Borrowings under such a facility/commercial paper program would not be expected to be convertible into any other securities of the Fund. Outstanding amounts would be expected to be prepayable by the Fund prior to final

--------------------------------------------------------------------------------
 54

DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------

maturity without significant penalty, and no sinking fund or mandatory retirement provisions would be expected to apply. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility/program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility/program against liabilities they may incur in connection with the facility/program.

In addition, the Fund expects that any such credit facility/program would contain covenants that, among other things, likely would limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility/program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility/program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility/program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

EFFECTS OF POSSIBLE FUTURE LEVERAGE

As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares and the risk that fluctuations in distribution rates on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent that amounts available for distribution derived from securities purchased with the proceeds of leverage exceed the cost of such leverage, the Fund's distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with leverage proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, Eaton Vance, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the net asset value of Common Shares.

In addition, the fee paid to Eaton Vance will be calculated on the basis of the Fund's average daily gross assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

ANTI-TAKEOVER PROVISIONS IN THE DECLARATION OF TRUST

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with

--------------------------------------------------------------------------------

DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------

the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause by a written instrument signed by the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that elected such Trustee and are entitled to vote on the matter.

In addition, the Declaration of Trust requires the favorable vote of the holders of at least 75% of the outstanding shares of each class of the Fund, voting as a class, then entitled to vote to approve, adopt or authorize certain transactions with 5%-or-greater holders of a class of shares and their associates, unless the Board shall by resolution have approved a memorandum of understanding with such holders, in which case normal voting requirements would be in effect. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

The Board has determined that provisions with respect to the Board and the 75% voting requirements described above, which voting requirements are greater than the minimum requirements under Massachusetts law or the 1940 Act, are in the best interest of Common Shareholders generally. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions.

CONVERSION TO OPEN-END FUND

The Fund may be converted to an open-end management investment company at any time if approved by the lesser of (i) two-thirds or more of the Fund's then outstanding Common Shares and preferred shares (if any), each voting separately as a class, or (ii) more than 50% of the then outstanding Common Shares and preferred shares (if any), voting separately as a class if such conversion is recommended by at least 75% of the Trustees then in office. If approved in the foregoing manner, conversion of the Fund could not occur until 90 days after the shareholders' meeting at which such conversion was approved and would also require at least 30 days' prior notice to all shareholders. Conversion of the Fund to an open-end management investment company also would require the redemption of any outstanding preferred shares and could require the repayment of borrowings, which would eliminate any future leveraged capital structure of the Fund with respect to the Common Shares. In the event of conversion, the Common Shares would cease to be listed on the New York Stock Exchange or other national securities exchange or market system. The Board believes that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board would vote to convert the Fund to an open-end management investment company. Shareholders of an open-end management investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in

--------------------------------------------------------------------------------
 56

DESCRIPTION OF CAPITAL STRUCTURE
--------------------------------------------------------------------------------

effect at the time of a redemption. If the Fund were to convert to an open-end investment company, the Fund expects it would pay all such redemption requests in cash, but would likely reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at net asset value plus a sales load.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Underwriting

The underwriters named below (the "Underwriters"), acting through UBS Securities LLC, 299 Park Avenue, New York, New York, Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York, Merrill Lynch, Pierce, Fenner & Smith Incorporated, 4 World Financial Center, New York, New York, Wachovia Capital Markets, LLC, 7 St. Paul Street, 1st Floor, Baltimore, Maryland and A.G. Edwards & Sons, Inc., One North Jefferson, St. Louis, Missouri as lead managers and Advest, Inc., Banc of America Securities LLC, Robert W. Baird & Co. Incorporated, H&R Block Financial Advisors, Inc., Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, KeyBanc Capital Markets, a division of McDonald Investments Inc., Legg Mason Wood Walker, Incorporated, Oppenheimer & Co. Inc., RBC Capital Markets Corporation, Raymond James & Associates, Inc. and Wells Fargo Securities, LLC as their representatives (together with the lead managers, the "Representatives"), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Fund, Eaton Vance, Rampart and Parametric (the "Underwriting Agreement"), to purchase from the Fund the number of Common Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all of such Common Shares (other than those covered by the over-allotment option described below) if any are purchased.

                                                                NUMBER OF
                        UNDERWRITERS                          COMMON SHARES
---------------------------------------------------------------------------
UBS Securities LLC..........................................
Citigroup Global Markets Inc. ..............................
Merrill Lynch, Pierce, Fenner & Smith Incorporated..........
Wachovia Capital Markets, LLC...............................
A.G. Edwards & Sons, Inc. ..................................
Advest, Inc. ...............................................
Banc of America Securities LLC..............................
Robert W. Baird & Co. Incorporated..........................
H&R Block Financial Advisors, Inc. .........................
Ferris, Baker Watts, Incorporated...........................
J.J.B. Hilliard, W.L. Lyons, Inc. ..........................
Janney Montgomery Scott LLC.................................
KeyBanc Capital Markets, a division of McDonald Investments
  Inc. .....................................................
Legg Mason Wood Walker, Incorporated........................
Oppenheimer & Co. Inc. .....................................
RBC Capital Markets Corporation.............................
Raymond James & Associates, Inc. ...........................
Wells Fargo Securities, LLC.................................
                                                               ----------
  Total.....................................................
                                                               ==========

The Fund has granted to the Underwriters an option, exercisable for 45 days from
the date of this Prospectus, to purchase up to an additional           Common
Shares to cover over-allotments, if any, at the initial offering price per Common Share minus the commission described in the following paragraph. The Underwriters may exercise such option solely for the purpose of covering underwriting over-allotments incurred in the sale of the Common Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Common Shares proportionate to such Underwriter's initial commitment.

The Fund has agreed to pay a commission to the Underwriters in the amount of $0.90 per Common Share (4.50% of the public offering price per Common Share). The Representatives have advised the Fund that the Underwriters may pay up to
$     per Common Share from such commission to selected dealers who sell the
Common Shares and that such dealers may reallow a concession of up to

--------------------------------------------------------------------------------
 58

UNDERWRITING
--------------------------------------------------------------------------------

$     per Common Share to certain other dealers who sell Common Shares. Eaton
Vance or an affiliate has agreed to (i) reimburse all organizational costs and
(ii) pay all offering costs of the Fund (other than sales loads) that exceed $0.04 per Common Share. Investors must pay for any Common Shares purchased on or
before           , 2005.

Prior to this offering, there has been no public market for the Common Shares or any other securities of the Fund. Consequently, the offering price for the Common Shares was determined by negotiation among the Fund, Eaton Vance, the Sub-Advisers and the Representatives. There can be no assurance, however, that the price at which Common Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Common Shares will develop and continue after this offering. The minimum investment requirement is 100 Common Shares ($2,000).

The Fund, Eaton Vance, Rampart and Parametric have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The Fund has agreed not to offer, sell or register with the SEC any additional equity securities of the Fund, other than issuances of Common Shares, including pursuant to the Fund's Plan, and issuances in connection with any preferred shares, each as contemplated in this Prospectus, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representatives.

The Representatives have informed the Fund that the Underwriters do not intend to confirm sales to any accounts over which they exercise discretionary authority.

In connection with this offering, the Underwriters may purchase and sell Common Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Common Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Common Shares than they are required to purchase from the Fund in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Common Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the New York Stock Exchange or otherwise.

The Fund anticipates that the Representatives and certain other Underwriters may from time to time act as brokers or dealers in connection with the execution of its portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

SHAREHOLDER SERVICING AGENT

Pursuant to a shareholder servicing agreement (the "Shareholder Servicing Agreement") between UBS Securities LLC and Eaton Vance, UBS Securities LLC will, at the request of and as specified by Eaton Vance, (i) undertake to make available public information pertaining to the Fund on an ongoing basis and to communicate to investors and prospective investors the Fund's features and benefits (including arranging periodic seminars or conference calls for Eaton Vance to communicate to investors, responding to questions from current or prospective shareholders and contacting specific

--------------------------------------------------------------------------------

UNDERWRITING
--------------------------------------------------------------------------------

shareholders, where appropriate), provided that services shall not include customary market research information provided by the Shareholder Servicing Agent or its registered broker-dealer affiliates in the ordinary course of their business; (ii) make available to investors and prospective investors market price, net asset value, yield and other information regarding the Fund (provided that services shall not include customary market research information provided by the Shareholder Servicing Agent or its registered broker-dealer affiliates in the ordinary course of their business), if reasonably obtainable, for the purpose of maintaining the visibility of the Fund in the investor community;
(iii) provide certain economic research and statistical information and reports, if reasonably obtainable, to Eaton Vance or the Fund and consult with representatives of Eaton Vance and/or the Board in connection therewith, which information and reports shall include: (a) statistical and financial market information with respect to the Fund's market performance; and (b) comparative information regarding the Fund and other closed-end management investment companies with respect to (1) the net asset value of their respective shares,
(2) the respective market performance of the Fund and such other companies (3) other relevant performance indicators. Except as legally required, such information and reports may not be quoted or referred to, orally or in writing, reproduced or disseminated by the Fund or any of its affiliates or any of their agents, without the prior written consent of UBS Securities LLC, which consent will not be unreasonably withheld; and (iv) at the request of Eaton Vance or the Fund, provide information to and consult with Eaton Vance and/or the Board with respect to applicable strategies designed to address market value discounts, which may include share repurchases, tender offers, modifications to dividend policies or capital structure, repositioning or restructuring of the Fund, conversion of the Fund to an open-end investment company, liquidation or merger; including providing information concerning the use and impact of the above strategic alternatives by other market participants; provided, however, that under the terms of the Shareholder Servicing Agreement, UBS Securities LLC is not obligated to render any opinions, valuations or recommendations of any kind or to perform any such similar services. For these services, Eaton Vance will pay UBS Securities LLC a fee computed daily and payable quarterly equal, on an annual basis, to 0.10% of the Fund's average daily gross assets. The total of all of the payments payable to UBS Securities LLC under the Shareholder
Servicing Agreement will not exceed   % of the aggregate initial offering price
of the Common Shares offered hereby. Under the terms of the Shareholder Servicing Agreement, the Shareholder Servicing Agent is relieved from liability to Eaton Vance, or the Fund for any act or omission to act in the course of its performance under the Shareholder Servicing Agreement in the absence of bad faith, gross negligence or willful misconduct on the part of UBS Securities LLC. The Shareholder Servicing Agreement will continue so long as the Advisory Agreement remains in effect between the Fund and the Adviser or any successor in interest or affiliate of the Adviser, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act.

ADDITIONAL COMPENSATION TO UNDERWRITERS

Eaton Vance (and not the Fund) has agreed to pay additional compensation to certain qualifying Underwriters who meet specified sales targets ("Qualifying Underwriters"), quarterly in arrears, an annual fee of up to 0.15% of the Fund's average daily gross assets attributable to Common Shares sold by such Qualifying Underwriters (including a proportionate share of assets that may in the future be acquired using leverage). Such sales targets may be waived or lowered with respect to any Underwriter in the sole discretion of Eaton Vance. These fee payments will remain in effect only so long as the Advisory Agreement remains in effect between the Fund and Eaton Vance or any successor in interest or affiliate of Eaton Vance, as and to the extent that such Advisory Agreement is renewed periodically in accordance with the 1940 Act. The sum of the additional
compensation payable to the Qualifying Underwriters will not exceed   % of the
aggregate initial offering price of the Common Shares offered hereby.
will receive additional compensation which will not exceed   % of the aggregate
initial offering price of the Common Shares offered hereby.           will
receive additional compensation which will not exceed           of the aggregate
initial offering price of the

--------------------------------------------------------------------------------
 60

UNDERWRITING
--------------------------------------------------------------------------------

Common Shares offered hereby.           , will receive additional compensation
which will not exceed   % of the aggregate initial offering price of the Common
Shares offered hereby. Additionally, the Adviser (and not the Fund) will pay to from its own assets a structuring fee for advice relating to the structure and design of the Fund and the organization of the Fund as well as services related to the sale and distribution of Common Shares in an amount
equal to           , which is           of the total price to the public of the
Common Shares offered hereby.

The sum total of the additional compensation fees described above, plus the compensation received by UBS Securities LLC pursuant to the Shareholder Servicing Agreement will not exceed 4.5% of the aggregate initial offering price of the common shares offered hereby, and the total compensation received by the Underwriters will not exceed 9.0% of the aggregate initial offering price of the common shares offered hereby.

Custodian and transfer agent

Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116 is the custodian of the Fund and will maintain custody of the securities and cash of the Fund. IBT maintains the Fund's general ledger and computes net asset value per share daily. IBT also attends to details in connection with the sale, exchange, substitution, transfer and other dealings with the Fund's investments and receives and disburses all funds. IBT also assists in preparation of shareholder reports and the electronic filing of such reports with the SEC.

PFPC Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027 is the transfer agent and dividend disbursing agent of the Fund.

Legal opinions

Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Kirkpatrick & Lockhart Nicholson Graham LLP, Boston, Massachusetts, and for the Underwriters by Clifford Chance US LLP, New York, New York. Clifford Chance US LLP may rely as to certain matters of Massachusetts law on the opinion of Kirkpatrick & Lockhart Nicholson Graham LLP.

Reports to shareholders

The Fund will send to Common Shareholders unaudited semi-annual and audited annual reports, including a list of investments held.

Independent registered public accounting firm

Deloitte & Touche, LLP, Boston, Massachusetts are the independent registered public accounting firm for the Fund and will audit the Fund's financial statements.

Additional information

The Prospectus and the Statement of Additional Information do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations. The Statement of Additional Information can be obtained without charge by calling 1-800-225-6265.

Statements contained in this Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Table of contents for the
Statement of Additional Information

Additional investment information and restrictions..........    2
Trustees and officers.......................................    5
Investment advisory and other services......................   15
Determination of net asset value............................   21
Portfolio trading...........................................   22
Taxes.......................................................   25
Other information...........................................   31
Independent registered public accounting firm...............   31
Statement of assets and liabilities.........................   33
Notes to financial statements...............................   34
Appendix A: Proxy voting policies and procedures............   36

--------------------------------------------------------------------------------
 62

The Fund's privacy policy

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

- We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage:
  www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

--------------------------------------------------------------------------------

                               [EATON VANCE LOGO]

                         EATON VANCE TAX-MANAGED GLOBAL

                          BUY-WRITE OPPORTUNITIES FUND

                                                                    CE-TMGBWOFRH

                             Subject to Completion               August 23, 2005
--------------------------------------------------------------------------------

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. THESE SECURITIES MAY NOT BE SOLD UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH IS NOT A PROSPECTUS, IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

STATEMENT OF ADDITIONAL INFORMATION
              , 2005

EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE
OPPORTUNITIES FUND

THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MASSACHUSETTS 02109
(800) 225-6265

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                              PAGE
                                                              ----
Additional investment information and restrictions..........    2
Trustees and officers.......................................    5
Investment advisory and other services......................   15
Determination of net asset value............................   21
Portfolio trading...........................................   22
Taxes.......................................................   25
Other information...........................................   31
Independent registered public accounting firm...............   31
Statement of assets and liabilities.........................   33
Notes to financial statements...............................   34
Appendix A: Proxy voting policies and procedures............   36

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE
OPPORTUNITIES FUND (THE "FUND") DATED           , 2005 (THE "PROSPECTUS"), AS
SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-225-6265.

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund's Prospectus.

Additional investment information and restrictions

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. Eaton Vance and the Sub-Advisers may not buy any of the following instruments or use any of the following techniques unless they believe that doing so will help to achieve the Fund's investment objectives.

Equity Investments. As described in the Prospectus, the Fund invests primarily in common stocks.

Preferred Stocks. The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its total assets invested in preferred stocks, to invest only in preferred stocks of investment grade quality as determined by S&P, Fitch or Moody's or, if unrated, determined to be of comparable quality by Eaton Vance. The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks as more fully described in the Prospectus.

Derivative Instruments. Derivative instruments (which are instruments that derive their value from another instrument, security or index) will be acquired for hedging, risk management and investment purposes (to gain exposure to securities, securities markets, markets indices and/or currencies consistent with the Fund's investment objectives and policies), provided that no more than 10% of the Fund's total assets may be invested in such derivative instruments acquired for non-hedging purposes. These strategies may be executed through the use of derivative contracts in the United States or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other instruments; purchase and sell futures contracts and options thereon; and enter into various transactions such as swaps, caps, floors or collars. In addition, derivatives may include new techniques, instruments or strategies that are permitted as regulatory changes occur. Transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, indices or the other financial instruments' prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility. Over-the-counter ("OTC") derivative instruments, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. The staff of the SEC takes the position that certain purchased OTC options, and assets used as cover for written

--------------------------------------------------------------------------------
 2

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

OTC options, are illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the "Code") limit the use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator ("CPO") under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will be advantageous.

Foreign exchange traded futures contracts and options thereon may be used only if the Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on CFTC-regulated exchanges.

SHORT SALES
The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box).

Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, the Adviser is under no obligation to utilize short sales at all.

SECURITIES LENDING
As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Adviser to be at least investment grade. All securities loans will be collateralized on a continuous basis by cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the "rebate" rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage and will be subject to the investment policies, restrictions and risk considerations described in the Prospectus and in this SAI.

The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on

--------------------------------------------------------------------------------

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Adviser considers it to be in the Fund's interest to do so, taking into account the related loss of reinvestment income and other factors.

TEMPORARY INVESTMENTS
The Fund may invest temporarily in cash or cash equivalents. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

INVESTMENT RESTRICTIONS
The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:

(1) Borrow money, except as permitted by the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%;

(2) Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300%, or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;

(3) Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;

(4) Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in selling or disposing of a portfolio investment;

(5) Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities;

(6) Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

(7) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments;

--------------------------------------------------------------------------------
 4

ADDITIONAL INVESTMENT INFORMATION AND RESTRICTIONS
--------------------------------------------------------------------------------

(8) With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; and

(9) Invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that the Fund have 300% asset coverage with respect to all borrowings other than temporary borrowings.

For purposes of construing restriction (9), a large economic or market sector shall not be construed as a group of industries.

The Fund has adopted the following nonfundamental investment policy which may be changed by the Board without approval of the Fund's shareholders. As a matter of nonfundamental policy, the Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open the Fund either owns an equal amount of such securities or owns securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

Upon the Board's approval, the Fund may invest more than 10% of its total assets in one or more other management investment companies (or may invest in affiliated investment companies) to the extent permitted by the 1940 Act and rules thereunder.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund's acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

Trustees and officers

The Trustees of the Fund are responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used in this SAI, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "BMR" refers to Boston Management and Research, and "EVD" refers to Eaton Vance Distributors Inc. EVC and EV are the corporate parent and trustee, respectively, of Eaton Vance and BMR. Eaton Vance has engaged Parametric Portfolio Associates LLC ("Parametric" or the "Sub-Adviser") to serve as sub-adviser to the Fund to structure and manage the Fund's common stock portfolio, including tax harvesting and other tax management techniques, pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement") between the Adviser and Parametric. Eaton Vance has also engaged Rampart Investment Management

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

Company, Inc. ("Rampart" or the "Sub-Adviser") to serve as sub-adviser to the Fund to provide advice on and execution of the construction of the Fund's equity portfolio and options strategy, pursuant to an investment sub-advisory agreement (the "Sub-Advisory Agreement") between the Adviser and Rampart.

                                                                                   NUMBER OF
                                                                               PORTFOLIOS IN
                                      TERM OF OFFICE                            FUND COMPLEX                OTHER
NAME AND                 POSITION(S)      AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY        DIRECTORSHIPS
DATE OF BIRTH          WITH THE FUND      OF SERVICE   DURING PAST FIVE YEARS     TRUSTEE(1)                 HELD
-----------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
James B. Hawkes       Trustee and     Since 3/30/05   Chairman, President and       158       Director of EVC
11/9/41               Vice President  Three Years     Chief Executive Officer
                                                      of BMR, Eaton Vance,
                                                      EVC and EV; Director of
                                                      EV; Vice President and
                                                      Director of EVD.
                                                      Trustee and/or officer
                                                      of 158 registered
                                                      investment companies in
                                                      the Eaton Vance Fund
                                                      Complex. Mr. Hawkes is
                                                      an interested person
                                                      because of his
                                                      positions with BMR,
                                                      Eaton Vance, EVC and
                                                      EV, which are
                                                      affiliates of the Fund.
NONINTERESTED TRUSTEES
Benjamin C. Esty      Trustee(2)      Since 4/29/05   Professor, Harvard            148       None
1/2/63                                Three Years     University Graduate
                                                      School of Business
                                                      Administration (since
                                                      2003). Formerly
                                                      Associate Professor,
                                                      Harvard University
                                                      Graduate School of
                                                      Business Administration
                                                      (2000-2003).
Samuel L. Hayes, III  Chairman of     Chairman of     Jacob H. Schiff               158       Director of Tiffany
2/23/35               the Board and   the Board       Professor of Investment                 & Co. (specialty
                      Trustee(2)      since 2005 and  Banking Emeritus,                       retailer)
                                      Trustee since   Harvard University
                                      4/15/05 Three   Graduate School of
                                      Years           Business
                                                      Administration.
                                                      Director of Yakima
                                                      Products, Inc.
                                                      (manufacturer of
                                                      automotive accessories)
                                                      (since 2001) and
                                                      Director of Telect,
                                                      Inc. (telecommunication
                                                      services company)
                                                      (since 2000).

--------------------------------------------------------------------------------
 6

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                                                               PORTFOLIOS IN
                                      TERM OF OFFICE                            FUND COMPLEX                OTHER
NAME AND                 POSITION(S)      AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY        DIRECTORSHIPS
DATE OF BIRTH          WITH THE FUND      OF SERVICE   DURING PAST FIVE YEARS     TRUSTEE(1)                 HELD
-----------------------------------------------------------------------------------------------------------------
William H. Park       Trustee(3)      Since 4/15/05   President and Chief           158       None
9/19/47                               Three Years     Executive Officer,
                                                      Prizm Capital
                                                      Management, LLC
                                                      (investment management
                                                      firm) (since 2002).
                                                      Formerly, Executive
                                                      Vice President and
                                                      Chief Financial
                                                      Officer, United Asset
                                                      Management Corporation
                                                      (a holding company
                                                      owning institutional
                                                      investment management
                                                      firms) (1982-2001).
Ronald A. Pearlman    Trustee(3)      Since 4/15/05   Professor of Law,             158       None
7/10/40                               Three Years     Georgetown University
                                                      Law Center (since
                                                      1999). Formerly, Tax
                                                      Partner, Covington and
                                                      Burling, Washington, DC
                                                      (1991-2000).

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                                                               PORTFOLIOS IN
                                      TERM OF OFFICE                            FUND COMPLEX                OTHER
NAME AND                 POSITION(S)      AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY        DIRECTORSHIPS
DATE OF BIRTH          WITH THE FUND      OF SERVICE   DURING PAST FIVE YEARS     TRUSTEE(1)                 HELD
-----------------------------------------------------------------------------------------------------------------
Norton A. Reamer      Trustee(4)      Since 4/15/05   President, Chief              158       None
9/21/35                               Three Years     Executive Officer and a
                                                      Director of Asset
                                                      Management Finance
                                                      Corp. (a specialty
                                                      finance company serving
                                                      the investment
                                                      management industry)
                                                      (since October 2003).
                                                      President, Unicorn
                                                      Corporation (an
                                                      investment and
                                                      financial advisory
                                                      services company)
                                                      (since September 2000).
                                                      Formerly, Chairman and
                                                      Chief Operating
                                                      Officer, Hellman,
                                                      Jordan Management Co.,
                                                      Inc. (an investment
                                                      management company)
                                                      (2000-2003). Formerly,
                                                      Advisory Director of
                                                      Berkshire Capital
                                                      Corporation (investment
                                                      banking firm)
                                                      (2002-2003). Formerly,
                                                      Chairman of the Board,
                                                      United Asset Management
                                                      Corporation (a holding
                                                      company owning
                                                      institutional
                                                      investment management
                                                      firms) and Chairman,
                                                      President and Director,
                                                      UAM Funds (mutual
                                                      funds) (1980-2000).
Lynn A. Stout         Trustee(4)      Since 4/15/05   Professor of Law,             158       None
9/14/57                               Three Years     University of
                                                      California at Los
                                                      Angeles School of Law
                                                      (since July 2001).
                                                      Formerly, Professor of
                                                      Law, Georgetown
                                                      University Law Center.

--------------------------------------------------------------------------------
 8

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                                                                                   NUMBER OF
                                                                               PORTFOLIOS IN
                                      TERM OF OFFICE                            FUND COMPLEX                OTHER
NAME AND                 POSITION(S)      AND LENGTH  PRINCIPAL OCCUPATION(S)    OVERSEEN BY        DIRECTORSHIPS
DATE OF BIRTH          WITH THE FUND      OF SERVICE   DURING PAST FIVE YEARS     TRUSTEE(1)                 HELD
-----------------------------------------------------------------------------------------------------------------
Ralph F. Verni        Trustee(4)      Since 4/29/05   Consultant and private        148       Director of W.P.
1/26/43                               Three Years     investor (since 2000).                  Carey & Company LLC
                                                      Formerly, President and                 (manager of real
                                                      Chief Executive                         estate investment
                                                      Officer, Redwood                        trusts)
                                                      Investment Systems,
                                                      Inc. (software
                                                      developer) (2000).
                                                      Formerly, President and
                                                      Chief Executive
                                                      Officer, State Street
                                                      Research & Management
                                                      (investment adviser),
                                                      SSRM Holdings (parent
                                                      of State Street
                                                      Research & Management),
                                                      and SSR Realty
                                                      (institutional realty
                                                      manager) (1992-2000).

------------
(1)  Includes both master and feeder funds in master-feeder structure.
(2)  Class I Trustees whose term expires in 2006.
(3)  Class II Trustees whose term expires in 2007.
(4)  Class III Trustees whose term expires in 2008.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                            TERM OF OFFICE
                               POSITION(S)      AND LENGTH
NAME AND DATE OF BIRTH       WITH THE FUND      OF SERVICE  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Duncan W. Richardson    President and       Since 3/30/05   Senior Vice President and Chief Equity
10/26/57                Chief Executive                     Investment Officer of Eaton Vance and BMR.
                        Officer                             Officer of 49 registered investment
                                                            companies managed by Eaton Vance or BMR.
Thomas E. Faust Jr.     Vice President      Since 3/30/05   Executive Vice President of Eaton Vance,
5/31/58                                                     BMR, EVC and EV; Chief Investment Officer of
                                                            Eaton Vance and BMR and Director of EVC.
                                                            Chief Executive Officer of Belair Capital
                                                            Fund LLC, Belcrest Capital Fund LLC, Belmar
                                                            Capital Fund LLC; Belport Capital Fund LLC
                                                            and Belrose Capital Fund LLC (private
                                                            investment companies sponsored by Eaton
                                                            Vance). Officer of 62 registered investment
                                                            companies managed by Eaton Vance or BMR.
Michael R. Mach         Vice President      Since 3/30/05   Vice President of Eaton Vance and BMR.
7/15/47                                                     Officer of 32 registered investment
                                                            companies managed by Eaton Vance or BMR.

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                                            TERM OF OFFICE
                               POSITION(S)      AND LENGTH
NAME AND DATE OF BIRTH       WITH THE FUND      OF SERVICE  PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Judith A. Saryan        Vice President      Since 3/30/05   Vice President of Eaton Vance and BMR.
8/21/54                                                     Officer of 31 registered investment
                                                            companies managed by Eaton Vance or BMR.
Alan R. Dynner          Secretary           Since 3/30/05   Vice President, Secretary and Chief Legal
10/10/40                                                    Counsel of BMR, Eaton Vance, EVD EV and EVC.
                                                            Officer of 158 registered investment
                                                            companies managed by Eaton Vance or BMR.
James L. O'Connor       Treasurer and       Since 3/30/05   Vice President of Eaton Vance, BMR and EVD.
4/1/45                  Principal                           Officer of 122 registered investment
                        Financial and                       companies managed by Eaton Vance or BMR.
                        Accounting Officer
Paul M. O'Neil          Chief Compliance    Since 3/30/05   Vice President of Eaton Vance and BMR.
7/11/53                 Officer                             Officer of 158 registered investment
                                                            companies managed by Eaton Vance or BMR.

The Board of Trustees of the Fund has several standing Committees, including the Governance Committee, the Audit Committee, and the Special Committee. Each such Committee is comprised of only noninterested Trustees.

Messrs. Hayes, Park, Pearlman, Reamer and Ms. Stout are members of the Governance Committee of the Board of Trustees of the Fund. Ms. Stout currently serves as chairperson of the Governance Committee. The purpose of the Governance Committee is to consider, evaluate and make recommendations to the Board of Trustees with respect to the structure, membership and operation of the Board of Trustees and the Committees thereof, including the nomination and selection of noninterested Trustees and a Chairperson of the Board of Trustees and compensation of such persons.

The Governance Committee will, when a vacancy exists or is anticipated, consider any nominee for noninterested Trustee recommended by a shareholder if such recommendation is submitted in writing to the Governance Committee, contains sufficient background information concerning the candidate including evidence the candidate is willing to serve as a noninterested Trustee if selected for the position and is received in a sufficiently timely manner.

Messrs. Reamer (Chairman), Hayes, Park, Verni and Ms. Stout are members of the Audit Committee of the Board of Trustees of the Fund. The Board of Trustees has designated Messrs. Hayes, Park and Reamer, each a noninterested Trustee, as audit committee financial experts. The Audit Committee's purposes are to (i) oversee the Fund's accounting and financial reporting processes, its internal control over financial reporting, and, as appropriate, the internal control over financial reporting of certain service providers; (ii) oversee or, as appropriate, assist Board oversight of the quality and integrity of the Fund's financial statements and the independent audit thereof; (iii) oversee, or, as appropriate, assist Board oversight of, the Fund's compliance with legal and regulatory requirements that relate to the Fund's accounting and financial reporting, internal control over financial reporting and independent audits;
(iv) approve prior to appointment the engagement and, when appropriate, replacement of the independent registered public accounting firm, and, if applicable, nominate the independent registered public accounting firm to be proposed for shareholder ratification in any proxy statement of the Fund; (v) evaluate the qualifications, independence and performance of the independent registered public accounting firm and the audit partner in charge of leading the audit; and (vi) prepare, as necessary, audit committee reports consistent with the requirements of Rule 306 of Regulation S-K for inclusion in the proxy statement of the Fund.

--------------------------------------------------------------------------------
 10

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

Messrs. Hayes (Chairman), Esty, Park, Pearlman, Reamer and Ms. Stout are currently members of the Special Committee of the Board of Trustees of the Fund. The purposes of the Special Committee are to consider, evaluate and make recommendations to the Board of Trustees concerning the following matters: (i) contractual arrangements with each service provider to the Fund, including advisory, sub-advisory, transfer agency, custodial and fund accounting, distribution services and administrative services; (ii) any and all other matters in which any of the Fund service providers (including Eaton Vance or any affiliated entity thereof) has an actual or potential conflict of interest with the interests of the Fund, or investors therein; and (iii) any other matter appropriate for review by the non-interested Trustees, unless the matter is within the responsibilities of the Audit Committee or the Governance Committee of the Fund.

As of the date of this SAI, the Governance Committee has met twice, the Audit Committee has met once and the Special Committee has met once.

When considering approval of the Advisory Agreement between the Fund and the Adviser, and the Sub-Advisory Agreements between the Adviser and Parametric, and the Adviser and Rampart, the Special Committee considered, among other things, the following:

+ A report comparing the fees and expenses of the Fund and certain profitability analyses prepared by Eaton Vance, Rampart and Parametric;

+  Information on the relevant peer group(s) of funds;

+ The economic outlook and the general investment outlook in the relevant investment markets;

+ Eaton Vance's, and Parametric's results and financial condition and the overall organization of the Adviser and the Sub-Adviser;

+ Eaton Vance's and Rampart's results and financial condition and the overall organization of the Adviser and the Sub-Adviser;

+  Arrangements regarding the distribution of Fund shares;

+  The procedures used to determine the fair value of the Fund's assets;

+ The allocation of brokerage and the benefits received by the Adviser and the Sub-Advisers as the result of brokerage allocation, including allocations to soft dollar brokerage and allocations to firms that sell Eaton Vance fund shares;

+ Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

+ The resources devoted to Eaton Vance's compliance efforts undertaken on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

+  Parametric's compliance efforts with respect to the accounts it manages;

+  Rampart's compliance efforts with respect to the accounts it manages;

+ The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates and by Parametric and Rampart;

+ The terms of the Advisory Agreement and the Sub-Advisory Agreements, and the reasonableness and appropriateness of the particular fee paid by the Fund for the services described therein;

+ Operating expenses (including transfer agency expenses) to be paid to third parties; and

+  Information to be provided to investors, including the Fund's shareholders.

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

In evaluating the Advisory Agreement between the Fund and Eaton Vance, the Sub-Advisory Agreement between the Adviser and Parametric, and the Sub-Advisory Agreement between the Adviser and Rampart, the Special Committee reviewed material furnished by Eaton Vance, Rampart and Parametric at the initial Board meeting held on April 18, 2005, including the above referenced considerations and information relating to the education, experience and number of investment professionals and other personnel who would provide services under the Advisory Agreement and under the Sub-Advisory Agreements. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Fund and concluded that the human resources available at Eaton Vance were appropriate to fulfill effectively the duties of the Adviser on behalf of the Fund. The Special Committee also considered the business reputation of the Adviser, its financial resources and professional liability insurance coverage and concluded that Eaton Vance would be able to meet any reasonably foreseeable obligations under the Advisory Agreement. The Special Committee also considered the business reputations of Parametric and Rampart, Parametric's and Rampart's respective investment strategies and their past experience in implementing these strategies.

The Special Committee received information concerning the investment philosophy and investment process to be applied by Eaton Vance, Rampart and Parametric in managing the Fund. In this regard, the Special Committee considered Eaton Vance's in-house research capabilities as well as other resources available to Eaton Vance personnel, including research services that may be available to Eaton Vance as a result of securities transactions effected for the Fund and other investment advisory clients. The Special Committee concluded that Eaton Vance's, Parametric's and Rampart's investment process, research capabilities and philosophy were well suited to the Fund, given the Fund's investment objective and policies.

In addition to the factors mentioned above, the Special Committee also reviewed the level of the Adviser's profits in respect of the management of the Eaton Vance funds, including the Fund. The Special Committee considered the other profits realized by Eaton Vance and its affiliates in connection with the operation of the Fund. The Special Committee also considered profit margins of Eaton Vance in comparison with available industry data. In addition, the Special Committee considered the fiduciary duty assumed by the Adviser in connection with the service rendered to the Fund and the business reputation of the Adviser, its financial resources and its professional liability insurance coverage. In evaluating the fees to be paid to Parametric and Rampart, the Special Committee considered and discussed fees paid to other investment sub-advisers in similar circumstances, as well as fees charged by Parametric and Rampart to their other clients.

The Special Committee did not consider any single factor as controlling in determining whether or not to approve the Advisory Agreement and the Sub-Advisory Agreements. Nor are the items described herein all encompassing of the matters considered by the Special Committee. In assessing the information provided by Eaton Vance, Parametric, Rampart and their affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of all factors that it deemed material and assisted by the advice of its independent counsel, the Special Committee concluded that the approval of the Advisory Agreement and the Sub-Advisory Agreements, including the fee structure (described herein) is in the interests of shareholders. The Special Committee also considered that the Adviser would enter into a Shareholder Servicing Agreement with UBS Securities LLC, whereby the Adviser (and not the Fund) would pay UBS Securities LLC to provide upon request certain market data and reports to support shareholder services pursuant to the agreement.

--------------------------------------------------------------------------------
 12

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

SHARE OWNERSHIP
The following table shows the dollar range of equity securities beneficially owned by each Trustee in the Fund and all Eaton Vance Funds overseen by the Trustee as of December 31, 2004.

                                                                 AGGREGATE DOLLAR RANGE OF EQUITY
                                            DOLLAR RANGE OF    SECURITIES OWNED IN ALL REGISTERED
                                          EQUITY SECURITIES      FUNDS OVERSEEN BY TRUSTEE IN THE
NAME OF TRUSTEE                           OWNED IN THE FUND              EATON VANCE FUND COMPLEX
-------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
  James B. Hawkes.......................        None                     Over $100,000
NON-INTERESTED TRUSTEES
  Benjamin C. Esty**....................        None                          None
  Samuel L. Hayes, III..................        None                     Over $100,000
  William H. Park.......................        None                     Over $100,000
  Ronald A. Pearlman....................        None                     Over $100,000
  Norton H. Reamer......................        None                     Over $100,000
  Lynn A. Stout.........................        None                     Over $100,000*
  Ralph F. Verni**......................        None                          None

---------------
 * Includes shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.

** Messrs. Esty and Verni were not trustees in the Eaton Vance Fund Complex for the year ended December 31, 2004 and thus have no beneficial ownership of securities in the Fund or in the Eaton Vance Fund Complex as of such date.

As of December 31, 2004, no non-interested Trustee or any of their immediate family members owned beneficially or of record any class of securities of EVC, EVD, Parametric or any person controlling, controlled by or under common control with EVC, EVD, Rampart or Parametric.

During the calendar years ended December 31, 2003 and December 31, 2004, no non-interested Trustee (or their immediate family members) had:

1. Any direct or indirect interest in Eaton Vance, EVC, EVD, Parametric, Rampart or any person controlling, controlled by or under common control with EVC, EVD, Rampart or Parametric;

2. Any direct or indirect material interest in any transaction or series of similar transactions with (i) the Fund; (ii) another fund managed by EVC, Rampart or Parametric, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, Rampart or Parametric;
    (iii) EVC, EVD, Rampart or Parametric; (iv) a person controlling, controlled by or under common control with EVC, EVD, Rampart or Parametric; or (v) an officer of any of the above; or

3. Any direct or indirect relationship with (i) the Fund; (ii) another fund managed by EVC, Rampart or Parametric, distributed by EVD or a person controlling, controlled by or under common control with EVC, EVD, Rampart or Parametric; (iii) EVC, EVD, Rampart or Parametric; (iv) a person controlling, controlled by or under common control with EVC, EVD, Rampart or Parametric; or (v) an officer of any of the above.

During the calendar years ended December 31, 2003 and December 31, 2004 no officer of EVC, EVD, Parametric, Rampart or any person controlling, controlled by or under common control with EVC, EVD, Parametric or Rampart served on the Board of Directors of a company where a noninterested Trustee of the Fund or any of their immediate family members served as an officer.

Trustees of the Fund who are not affiliated with the Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

(the "Trustees' Plan"). Under the Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by the Fund in the shares of one or more funds in the Eaton Vance Family of Funds, and the amount paid to the Trustees under the Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with the Trustees' Plan will have a negligible effect on the Fund's assets, liabilities, and net income per share, and will not obligate the Fund to retain the services of any Trustee or obligate the Fund to pay any particular level of compensation to the Trustee. The Fund does not have a retirement plan for its Trustees.

The fees and expenses of the Trustees of the Fund are paid by the Fund. (A Trustee of the Fund who is a member of the Eaton Vance organization receives no compensation from the Fund.) For the Fund's fiscal year ending December 31, 2005, it is anticipated that the Trustees of the Fund will earn the following compensation in their capacities as Trustees. For the year ended December 31, 2004, the Trustees earned the compensation set forth below in their capacities as Trustees from the funds in the Eaton Vance Fund Complex(1).

                         SAMUEL L.    WILLIAM H.   RONALD A.   NORTON H.    LYNN A.   BENJAMIN C.   RALPH F.
SOURCE OF COMPENSATION   HAYES, III         PARK    PEARLMAN      REAMER      STOUT          ESTY      VERNI
------------------------------------------------------------------------------------------------------------
Fund*..................   $            $           $           $           $              $            $
Fund Complex**.........   $200,000     $180,000(2) $180,000    $190,000    $190,000       $0           $0

------------
 *  Estimated

** Mssers. Esty and Verni were elected on April 29, 2005 and they did not receive fees for the period.

(1)  As of         2005, the Eaton Vance fund complex consisted of 158
     registered investment companies or series thereof.

(2)  Includes $107,008 of deferred compensation.

(3)  Includes $45,000 of deferred compensation.

PROXY VOTING POLICY. The Fund is subject to the Eaton Vance Funds Proxy Voting Policy and Procedures, pursuant to which the Trustees have delegated proxy voting responsibility to the Adviser and adopted the Adviser's Proxy Voting Policies and Procedures (the "Policies") which are attached as Appendix A to this SAI. The Trustees will review the Fund's proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund's shareholders and the Adviser or any of its affiliates or any affiliate of the Fund, the Adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board of the Fund, except as contemplated under the Policies. The Board's Special Committee will instruct the Adviser on the appropriate course of action. The Fund's and the Adviser's Proxy Voting Policies and Procedures are attached as Appendix A to this SAI.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2005 will be available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------
 14

Investment advisory and other services

THE INVESTMENT ADVISER. Eaton Vance, its affiliates and its predecessor companies have been managing assets of individuals and institutions since 1924 and of investment companies since 1931. They maintain a large staff of experienced fixed-income, senior loan and equity investment professionals to service the needs of their clients. The equity group covers stocks ranging from blue chip to emerging growth companies. Eaton Vance and its affiliates act as adviser to a family of mutual funds, and individual and various institutional accounts. The fixed-income group focuses on all kinds of taxable investment-grade and high-yield securities, tax-exempt investment-grade and high-yield securities, and U.S. government securities. The senior loan group focuses on senior floating rate loans, unsecured loans and other floating rate debt securities such as notes, bonds and asset backed securities, including corporations, hospitals, retirement plans, universities, foundations and trusts.

The Fund will be responsible for all of its costs and expenses not expressly stated to be payable by Eaton Vance under the Advisory Agreement or the Administration Agreement. Such costs and expenses to be borne by the Fund include, without limitation: custody and transfer agency fees and expenses, including those incurred for determining net asset value and keeping accounting books and records; expenses of pricing and valuation services; the cost of share certificates; membership dues in investment company organizations; expenses of acquiring, holding and disposing of securities and other investments; fees and expenses of registering under the securities laws, stock exchange listing fees and governmental fees; rating agency fees and preferred share remarketing expenses; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; compensation and expenses of Trustees not affiliated with Eaton Vance; expenses of conducting repurchase offers for the purpose of repurchasing Fund shares; and investment advisory and administration fees. The Fund will also bear expenses incurred in connection with any litigation in which the Fund is a party and any legal obligation to indemnify its officers and Trustees with respect thereto, to the extent not covered by insurance.

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 1.00% of the average daily gross mean total assets of the Fund, including any form of investment leverage that the Fund may in the future determine to utilize, minus all expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to any future investment leverage obtained through (i) indebtedness of any type (including without limitation, borrowing through a credit facility/commercial paper program or the issuance of debt securities), (ii) the issuance of preferred shares or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies and/or (iv) any other means.

The Advisory Agreement with the Adviser continues in effect for an initial period of two years until April 18, 2007, and from year to year thereafter so long as such continuance is approved at least annually (i) by the vote of a majority of the noninterested Trustees of the Fund or of the Adviser, such vote being cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. The Fund's Administration Agreement continues in effect from year to year so long as such continuance is approved at least annually by the vote of a majority of the Fund's Trustees. Each agreement may be terminated at any time without penalty on sixty (60) days' written notice by the Trustees of the Fund or Eaton Vance, as applicable, or by vote of the majority of the outstanding shares of the Fund. Each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Fund under such agreements on the part of Eaton Vance, Eaton Vance shall not be liable to the Fund for any loss incurred, to the extent not covered by insurance.

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

The Advisory Agreement provides that Eaton Vance may engage one or more investment sub-advisers to assist with some or all aspects of the management of the Fund's investments subject to such approvals as are required under the 1940 Act. Pursuant to these provisions, Eaton Vance has engaged Rampart, as a sub-adviser to provide assistance with the development, implementation and execution of the Fund's options strategy and Parametric, as a sub-adviser to structure and manage the Fund's common stock portfolio, including tax harvesting and other tax management techniques. The Advisory Agreement provides that Eaton Vance may terminate any sub-advisory agreement entered into and directly assume any functions performed by the sub-adviser, upon approval of the Board of Trustees, without the need for approval of the shareholders of the Fund.

Eaton Vance is a business trust organized under Massachusetts law. EV serves as trustee of Eaton Vance. Eaton Vance and EV are subsidiaries of EVC, a Maryland corporation and publicly-held holding company. Through its subsidiaries and affiliates EVC engages primarily in investment management, administration and marketing activities. The Directors of EVC are James B. Hawkes, John G. L. Cabot, Thomas E. Faust Jr., Leo I. Higdon, Jr., Vincent M. O'Reilly, Winthrop H. Smith, Jr. and Ralph Z. Sorenson. All shares of the outstanding Voting Common Stock of EVC are deposited in a voting trust, the voting trustees of which are Messrs. Hawkes, Faust, Jeffrey P. Beale, Alan R. Dynner, Thomas J. Fetter, Scott
H. Page, Duncan W. Richardson, William M. Steul, Payson F. Swaffield, Michael W. Weilheimer and Wharton P. Whitaker (all of whom are officers of Eaton Vance). The voting trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said voting trust are owned by certain of the officers of BMR and Eaton Vance who are also officers, or officers and Directors of EVC and EV. As indicated under "Trustees and officers", all of the officers of the Fund (as well as Mr. Hawkes who is also a Trustee) hold positions in the Eaton Vance organization.

EVC and its affiliates and their officers and employees from time to time enter into transactions with various banks, including the custodian of the Fund, Investors Bank & Trust Company ("IBT"). It is Eaton Vance's opinion that the terms and conditions of such transactions were not and will not be influenced by existing or potential custodial or other relationships between the Fund and such banks.

THE SUB-ADVISER. Parametric acts as an investment sub-adviser to the Fund and structures and manages the Fund's common stock portfolio, including tax harvesting and other tax management techniques, pursuant to a sub-advisory agreement between the Adviser and Parametric (the "Sub-Advisory Agreement"). Parametric's principal office is located at 1151 Fairview Avenue North, Seattle, WA 98109. Parametric was founded in 1987. In September of 2003, Eaton Vance Corp, the parent company of Eaton Vance, acquired an 80% interest in the firm with the remaining 20% owned primarily by Parametric employees. Parametric specializes in managing broadly diversified, risk controlled and tax-efficient portfolios for institutional, high net worth investors and investment company clients and their advisers. Parametric managed approximately $12.8 billion in assets as of July 31, 2005.

Under the terms of its Sub-Advisory Agreement, Parametric provides structure and manages the Fund's common stock portfolio, including tax harvesting and other tax management techniques, all subject to the supervision and direction of the Fund's Board of Trustees and the Adviser. For services rendered by Parametric under its Sub-Advisory Agreement, Eaton Vance pays Parametric a fee, payable monthly, in an annual amount equal to 0.25% of the average daily gross assets of the Fund.

The Sub-Advisory Agreement with Parametric continues until April 18, 2007 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates

--------------------------------------------------------------------------------
 16

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either the Adviser, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares or by Parametric upon 3 months notice. As discussed above, Eaton Vance may terminate the Sub-Advisory Agreement with Parametric and directly assume responsibility for the services provided by Parametric upon approval by the Board of Trustees without the need for approval of the shareholders of the Fund.

The Sub-Advisory Agreement with Parametric provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Parametric is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

Rampart acts as the Fund's investment sub-adviser and provides advice and assistance in pursuing the Fund's options strategy pursuant to a sub-advisory agreement between the Adviser and Rampart (the "Sub-Advisory Agreement"). Rampart, a Massachusetts corporation, was founded in 1983 by its current owners Ronald M. Egalka and David R. Fraley. The Sub-Adviser provides customized investment management services within a core competency in options to a spectrum of institutional clients. Since its inception, the Sub-Adviser has continuously expanded its computer modeling and analytical capabilities and created tools to capitalize on opportunities in the capital markets. Rampart's principal office is located at One International Place, Boston, MA 02110. As of June 30, 2005 Rampart had approximately $4.48 billion of assets under management.

Under the terms of its Sub-Advisory Agreement, Rampart provides advice and assistance with the development, implementation and execution of the Fund's options strategy, all subject to the supervision and direction of the Fund's Board of Trustees and the Adviser. For services rendered by Rampart under the Sub-Advisory Agreement, Eaton Vance pays Rampart a fee, payable monthly, in an annual amount equal to 0.10% of the average daily gross assets of the Fund.

The Sub-Advisory Agreement with Rampart continues until April 18, 2007 and from year to year thereafter if approved annually (i) by the Fund's Board of Trustees or by the holders of a majority of its outstanding voting securities and (ii) by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Sub-Advisory Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement terminates automatically on its assignment and may be terminated without penalty on 60 days written notice at the option of either the Adviser, by the Fund's Board of Trustees or by a vote of a majority (as defined in the 1940 Act) of the Fund's outstanding shares or by Rampart upon 3 months notice. As discussed above, Eaton Vance may terminate the Sub-Advisory Agreement with Rampart and directly assume responsibility for the services provided by Rampart upon approval by the Board of Trustees without the need for approval of the shareholders of the Fund.

The Sub-Advisory Agreement with Rampart provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, Rampart is not liable for any error or judgment or mistake of law or for any loss suffered by the Fund.

PORTFOLIO MANAGERS. The portfolio managers of the Fund are Walter A. Row of Eaton Vance, David Stein and Thomas Seto of Parametric and Ronald M. Egalka of Rampart. Each portfolio manager manages other investment companies and/or investment accounts in addition to the Fund. The following tables show, as of June 30, 2005, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The

--------------------------------------------------------------------------------

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

                                                                             NUMBER OF   TOTAL ASSETS
                                                                              ACCOUNTS    OF ACCOUNTS
                                                NUMBER                        PAYING A       PAYING A
                                                    OF   TOTAL ASSETS OF   PERFORMANCE    PERFORMANCE
                                              ACCOUNTS         ACCOUNTS*           FEE            FEE
-----------------------------------------------------------------------------------------------------
WALTER A. ROW, III
Registered Investment Companies**...........       6         $2,941             0             $0
Other Pooled Investment Vehicles............       0         $    0             0             $0
Other Accounts..............................       0         $    0             0             $0
DAVID STEIN
Registered Investment Companies.............       9         $2,554             0             $0
Other Pooled Investment Vehicles............       0         $    0             0             $0
Other Accounts..............................   6,014         $9,515             0             $0
THOMAS SETO
Registered Investment Companies.............       9         $2,554             0             $0
Other Pooled Investment Vehicles............       0         $    0             0             $0
Other Accounts..............................   6,014         $9,515             0             $0
RONALD M. EGALKA
Registered Investment Companies.............       4         $3,195             0             $0
Other Pooled Investment Vehicles............       0         $    0             0             $0
Other Accounts..............................     366         $1,293             0             $0

------------
 *  In millions of dollars.

** For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

None of the portfolio managers beneficially owned shares of the Fund as of the date of this SAI.

It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Fund's investments on the one hand and the investments of other accounts for which the Fund manager is responsible for on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he advises. In addition due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons.

EATON VANCE'S COMPENSATION STRUCTURE AND METHOD TO DETERMINE
COMPENSATION. Compensation of the Adviser's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock and/or restricted shares of EVC's nonvoting common stock. The Adviser's investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all the Adviser's employees. Compensation of

--------------------------------------------------------------------------------
 18

INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------

the Adviser's investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year-end of EVC.

The Adviser compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year-end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund's success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

The Adviser seeks to compensate portfolio managers commensurate with their responsibilities and performance and competitive with other firms within the investment management industry. The Adviser participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of the Adviser and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of the Adviser's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

PARAMETRIC'S COMPENSATION STRUCTURE AND METHOD TO DETERMINE
COMPENSATION. Compensation of Parametric portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) a quarterly cash bonus and (3) annual stock-based compensation consisting of options to purchase shares of EVC's nonvoting common stock. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers' performance in meeting them.

--------------------------------------------------------------------------------

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Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

RAMPART'S COMPENSATION STRUCTURE AND METHOD TO DETERMINE COMPENSATION. The identified Rampart portfolio manager is a founding shareholder. The compensation of the identified portfolio manager has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Method to Determine Compensation. Rampart compensates its founding shareholders/identified portfolio managers based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio managers' salaries.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart's founding shareholders/identified portfolio managers are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

CODES OF ETHICS

The Adviser, Parametric, Rampart and the Fund have adopted Codes of Ethics governing personal securities transactions. Under the Codes of Ethics, Eaton Vance, Rampart and Parametric employees may purchase and sell securities (including securities held or eligible for purchase by the Fund) subject to certain pre-clearance and reporting requirements and other procedures.

The Codes of Ethics can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, DC (call 1-202-942-8090 for information on the operation of the public reference room); on the EDGAR Database on the SEC's Internet site (http://www.sec.gov); or by sending a written request and payment of copying fees to the SEC's public reference section, at Washington, DC 20549-0102, or by electronic mail at publicinfo@sec.gov.

INVESTMENT ADVISORY SERVICES

Under the general supervision of the Fund's Board of Trustees, Eaton Vance will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged, and will implement such determinations and will supervise the overall activities of the Sub-Advisers. Eaton Vance will furnish to the Fund investment advice and provide related office facilities and personnel for servicing the investments of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render investment services to the Fund, and will also compensate all other Eaton Vance personnel who provide research and investment services to the Fund.

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INVESTMENT ADVISORY AND OTHER SERVICES
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ADMINISTRATIVE SERVICES

Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Fund's Board of Trustees. Eaton Vance will furnish to the Fund all office facilities, equipment and personnel for administering the affairs of the Fund. Eaton Vance will compensate all Trustees and officers of the Fund who are members of the Eaton Vance organization and who render executive and administrative services to the Fund, and will also compensate all other Eaton Vance personnel who perform management and administrative services for the Fund. Eaton Vance's administrative services include recordkeeping, preparation and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees' and shareholders' meetings, providing services in connection with repurchase offers, if any, and other administrative services necessary to conduct the Fund's business.

Determination of net asset value

The net asset value per share of the Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (the "Exchange") is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). The Fund's net asset value per share is determined by IBT, in the manner authorized by the Trustees of the Fund. Net asset value is computed by dividing the value of the Fund's total assets, less its liabilities, by the number of shares outstanding.

The Trustees of the Fund have established the following procedures for fair valuation of the Fund's assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and asked prices therefor on the exchange where such securities are principally traded (unless an active over-the-counter market in an exchange listed security better reflects current market value). Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. An exchange-traded option is valued on the valuation day as the "Primary Market" quote reported by the Option Pricing Authority ("OPRA"). OPRA gathers options quotations from the six major U.S. Options exchanges and reports the last sale price from any exchange on which the option is listed. If no such sales are reported, such potion will be valued at the mean of the closing bid and asked prices on the valuation day on the exchange on which the options are primarily traded. When the Fund writes a call option it records the premium as an asset and equivalent liability and thereafter adjusts the liability to the market value of the option determined in accordance with the preceding sentence.

The Adviser and the valuation committee may implement new pricing methodologies or expand mark-to-market valuation of debt securities whose market prices are not readily available in the future, which may result in a change in the Fund's net asset value per share. The Fund's net asset value per share will also be affected by fair value pricing decisions and by changes in the market for such debt securities. In determining the fair value of a debt security, the Adviser will consider relevant factors, data, and information, including: (i) the characteristics of and fundamental analytical data relating to the debt security, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the debt security, the terms and conditions of the debt security and any related agreements, and the position of the debt security in the borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Fund's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the borrower, based on an evaluation of its financial condition, financial statements and information about the borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the debt security,

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including price quotations for and trading in the debt security and interests in similar debt securities and the market environment and investor attitudes towards the debt security and interests in similar debt securities; (v) the experience, reputation, stability and financial condition of the agent and any intermediate participants in the debt security; and (vi) general economic and market conditions affecting the fair value of the debt security. The fair value of each debt security is reviewed and approved by the Adviser's valuation committee and the Fund's Trustees.

Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services at the mean between the latest available bid and asked prices. OTC options are valued at prices obtained from a broker (typically the counterparty to the options) on the valuation day. Financial futures contracts listed on commodity exchanges and exchange-traded options are valued at closing settlement prices. Short-term obligations having remaining maturities of less than 60 days are valued at amortized cost, which approximates value, unless the Trustees determine that under particular circumstances such method does not result in fair value. As authorized by the Trustees, debt securities (other than short-term obligations) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of such securities. Securities for which there is no such quotation or valuation and all other assets are valued at fair value as determined in good faith by or at the direction of the Fund's Trustees considering relevant factors, data and information, including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

All other securities are valued at fair value as determined in good faith by or at the direction of the Trustees.

The daily valuation of foreign equity securities held by the Fund generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the Exchange. The Fund may rely on an independent pricing service in making any such adjustment. Foreign securities held by the Fund will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

Portfolio trading

Decisions concerning the execution of portfolio security transactions, including the selection of the market and the executing firm, are made by Eaton Vance, the Fund's Adviser, Parametric or Rampart as the Sub-Advisers. As used below, "Adviser" refers to Eaton Vance, Parametric, and Rampart, as applicable. The Adviser is also responsible for the execution of transactions for all other accounts managed by it. The Adviser places the portfolio security transactions for execution with many firms. The Adviser uses its best efforts to obtain execution of portfolio security transactions at prices which are advantageous to the Fund and at reasonably competitive spreads or (when a disclosed commission is being charged) at reasonably competitive commission rates. In seeking such execution, the Adviser will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the full range and quality of the executing firm's services, including the responsiveness of the firm to the Adviser, the size and type of the transaction, the nature and character of the market for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the general execution and operational capabilities of the executing firm, the reputation, reliability, experience and financial condition of the firm, the value and quality of the services rendered by the firm in other transactions, and the reasonableness of the spread or commission, if any. In addition, the Advisers may consider the receipt of Proprietary

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PORTFOLIO TRADING
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Research Services (as defined below), provided it does not compromise the
Adviser's obligations to seek best overall execution of the Fund. The Adviser may engage in portfolio brokerage transaction with a broker-dealer firm that sells shares of Eaton Vance fund, provided that such transactions are not directed to that firm as compensated for the promotion or sale of such securities.

Transactions on stock exchanges and other agency transactions involve the payment of negotiated brokerage commissions. Such transactions will be conducted in conformity with the rules under the 1940 Act. Such commissions vary among different broker-dealer firms, and a particular broker-dealer may charge different commissions according to such factors as the difficulty and size of the transaction and the volume of business done with such broker-dealer. Transactions in foreign securities often involve the payment of brokerage commissions, which may be higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid or received usually includes an undisclosed dealer markup or markdown. In an underwritten offering the price paid often includes a disclosed fixed commission or discount retained by the underwriter or dealer.

Although spreads or commissions paid on portfolio security transactions will, in the judgment of the Adviser, be reasonable in relation to the value of the services provided, commissions exceeding those which another firm might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Adviser's clients in part for providing brokerage and research services to the Adviser.

As authorized in Section 28(e) of the Securities Exchange Act of 1934, as amended, a broker or dealer who executes a portfolio transaction on behalf of the Fund may receive a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such compensation was reasonable in relation to the value of the brokerage and research services provided. This determination may be made on the basis of that particular transaction or on the basis of overall responsibilities which the Adviser and its affiliates have for accounts over which they exercise investment discretion. Brokerage and research services may include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; effecting securities transactions and performing functions incidental thereto (such as clearance and settlement); and the "Research Services" referred to in the next paragraph.

It is a common practice of the investment advisory industry and of the advisers of investment companies, institutions and other investors to receive research, analytical, statistical and quotation services, data, information and other services, products and materials which assist such advisers in the performance of their investment responsibilities ("Research Services") from broker-dealer firms which execute portfolio transactions for the clients of such advisers and from affiliates of executing broker-dealers. Advisers also commonly receive Research Services from research providers that are not affiliated with an executing broker-dealer, but which have entered into payment arrangements involving an executing broker-dealer ("Third Party Research Services"). Under a typical Third Party Research Services payment arrangement, the research provider agrees to provide services to an Adviser in exchange for specified payments to the research provider by a broker-dealer that executes portfolio transactions for clients of the Adviser. The Adviser and the executing broker-dealer enter into a related agreement specifying the amount of brokerage business the Adviser will direct to the executing broker-dealer to offset payments made by the executing broker-dealer for Third Party Research Services received by the Adviser. For example, the Adviser may agree to direct brokerage business generating $45,000 in commissions on portfolio transactions to a broker-dealer firm as consideration for the executing broker-dealer making payments of $30,000 to a provider of Third Party Research Services.

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The ratio of the commissions to be paid to an executing broker-dealer as consideration for Third Party Research Services over the cost borne by the executing broker-dealer in connection with providing such services to the Adviser is referred to herein as the "Third Party Research Services Payment Ratio."

Consistent with the foregoing practices, the Adviser receives Research Services from many broker-dealer firms with which the Adviser places the Fund's transactions and from third parties with which these broker-dealers have arrangements. The Fund and the Adviser may also receive Research Services from underwriters and dealers in fixed-price offerings, which Research Services are reviewed and evaluated by the Adviser in connection with its investment responsibilities.

Research Services received by the Advisers include such matters as general economic, political, business and market information, industry and company reviews, evaluations of securities and portfolio strategies and transactions, proxy voting data and analysis services, technical analysis of various aspects of the securities market, recommendations as to the purchase and sale of securities and other portfolio transactions, financial, industry and trade publications, news and information services, pricing and quotation equipment and services, and research oriented computer hardware, software, databases and services. Any particular Research Service obtained through a broker-dealer may be used by the Adviser in connection with client accounts other than those accounts which pay commissions to such broker-dealer. Any such Research Service may be broadly useful and of value to the Adviser in rendering investment advisory services to all or a significant portion of its clients, or may be relevant and useful for the management of only one client's account or of a few clients' accounts, or may be useful for the management of merely a segment of certain clients' accounts, regardless of whether any such account or accounts paid commissions to the broker-dealer through which such Research Service was obtained. The advisory fee paid by the Fund is not reduced because the Adviser receives such Research Services. The Adviser evaluates the nature and quality of the various Research Services obtained through broker-dealer firms and attempts to allocate sufficient portfolio security transactions to such firms to ensure the continued receipt of Research Services which the Adviser believes are useful or of value to it in rendering investment advisory services to its clients.

In the event that the Adviser executes Fund securities transactions with a broker-dealer and the associated commission is consideration for Third Party Research Services (as described above), the Adviser has agreed to reduce the advisory fee payable by the Fund by an amount equal to the commission payment associated with the transaction divided by the applicable Third Party Research Services Payment Ratio.

Some executing broker-dealers develop and make available directly to their brokerage customers proprietary Research Services ("Proprietary Research Services"). As a general matter, broker-dealers bundle the cost of Proprietary Research Services with trade execution services rather than charging separately for each. In such circumstances, the independent cost or other value of the Proprietary Research Services cannot be determined. The advisory fee paid by the Fund will not be reduced in connection with the receipt of Proprietary Research Services by the Adviser.

The investment companies sponsored by the Adviser or its affiliates may allocate brokerage commissions to acquire information relating to the performance, fees and expenses of such companies and other mutual funds, which information is used by the Directors or Trustees of such companies to fulfill their responsibility to oversee the quality of the services provided by various entities, including the Adviser. Such companies may also pay cash for such information.

Securities considered as investments for the Fund may also be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of such other accounts simultaneously, the Adviser will allocate the security transactions (including "hot" issues) in a manner which it believes to be equitable under the circumstances. As a result of such allocations, there may be instances where the Fund will not

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PORTFOLIO TRADING
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participate in a transaction that is allocated among other accounts. If an aggregated order cannot be filled completely, allocations will generally be made on a pro rata basis. An order may not be allocated on a pro rata basis where, for example: (i) consideration is given to portfolio managers who have been instrumental in developing or negotiating a particular investment; (ii) consideration is given to an account with specialized investment policies that coincide with the particulars of a specific investment; (iii) pro rata allocation would result in odd-lot or de minimis amounts being allocated to a portfolio or other client; or (iv) where the Adviser reasonably determines that departure from a pro rata allocation is advisable. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Adviser's organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

Taxes

The following discussion of federal income tax matters is based on the advice of Kirkpatrick & Lockhart Nicholson Graham LLP, counsel to the Fund. The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Code.

Qualification as a RIC requires, among other things, that the Fund: (i) derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income for the items described in (a) above (each a "Qualified Publicly Traded Partnership"); and (ii) diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund's total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deductions for dividend paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of its investment company taxable income for such taxable year. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. In order to avoid incurring a nondeductible 4% federal excise tax obligation, the Code requires that the Fund distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income (which is the excess of its realized net long-term capital gain over its realized net short-term capital loss), generally computed on the basis of the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards and (iii) 100% of any ordinary income and capital gain net income from the prior year (as previously computed) that were not paid out during such year and on which the Fund paid no federal income tax. Under current

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law, provided that the Fund qualifies as a RIC for federal income tax purposes, the Fund should not be liable for any income, corporate excise or franchise tax in The Commonwealth of Massachusetts.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders and (ii) for the dividends received deduction ("DRD") in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

For U.S. federal income tax purposes, distributions paid out of the Fund's current or accumulated earnings and profits will, except in the case of distributions of qualified dividend income and capital gain dividends described below, be taxable as ordinary dividend income. Under the "Jobs and Growth Tax Relief Reconciliation Act of 2003" (the "Tax Act"), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Fund shares) to individual taxpayers are taxed at rates applicable to net long-term capital gains (15%, or 5% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period requirements and other requirements are satisfied by the shareholder and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, "qualified dividend income" means dividends received by the Fund from United States corporations and "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of ordinary income dividends paid by RICs generally apply to taxable years beginning after December 31, 2002 and beginning before January 1, 2009. Thereafter, the Fund's dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken. There can be no assurance as to what portion of the Fund's dividend distributions will qualify for favorable treatment under the Tax Act.

Shareholders receiving any distribution from the Fund in the form of additional shares pursuant to the dividend reinvestment plan will be treated as receiving a taxable distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Dividends of investment company taxable income designated by the Fund and received by corporate shareholders of the Fund will qualify for the DRD to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (i) if the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds),
(ii) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid or (iii) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the DRD may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or by application of the Code.

Distributions of net capital gain, if any, designated as capital gains dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a

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
TAXES
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sale or exchange of the shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will (i) be required to report his pro rata share of such gain on his tax return as long-term capital gain, (ii) receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Selling shareholders will generally recognize gain or loss in an amount equal to the difference between the shareholder's adjusted tax basis in the shares sold and the sale proceeds. If the shares are held as a capital asset, the gain or loss will be a capital gain or loss. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for gains recognized on the sale of capital assets held for one year or less, or (ii) 15% for gains recognized on the sale of capital assets held for more than one year (as well as certain capital gain distributions) (5% for individuals in the 10% or 15% tax brackets).

Any loss realized upon the sale or exchange of Fund shares with a holding period of six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions received with respect to such shares. In addition, all or a portion of a loss realized on a sale or other disposition of Fund shares may be disallowed under "wash sale" rules to the extent the shareholder acquires other shares of the same Fund (whether through the reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the common shares. Any disallowed loss will result in an adjustment to the shareholder's tax basis in some or all of the other shares acquired.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder's tax basis in some or all of any other shares acquired.

Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses. Certain distributions declared in October, November or December to Shareholders of record of such month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the non-deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

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For the Fund's index call options that qualify as section 1256 contracts Code
Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each outstanding index option position which it holds at the close of each taxable year (and on October 31 of each year for excise tax purposes). If a section 1256 contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules. In addition to most index call options, section 1256 contracts include certain other options contracts, certain regulated futures contracts, and certain other financial contracts.

The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund expects that the index call options it writes will not be considered straddles for this purpose because the Fund's portfolio of common stocks will be sufficiently dissimilar from the components of the indices on which it has outstanding options positions under applicable guidance established by the Internal Revenue Service (the "Service"). Under certain circumstances, however, the Fund may enter into options transactions or certain other investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Code allows a taxpayer to elect to offset gains and losses from positions that are part of a "mixed straddle." A "mixed straddle" is any straddle in which one or more but not all positions are section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily "marking to market" of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for tax purposes. The net capital gain or loss is treated as 60% long-term and 40% short-term capital gain or loss if attributable to the section 1256 contract positions, or all short-term capital gain or loss if attributable to the non-section 1256 contract positions.

The Fund may recognize gain (but not loss) from a constructive sale of certain "appreciated financial positions" if the Fund enters into a short sale, offsetting notional principal contract, or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment include interests (including options and forward contracts and short sales) in stock and certain other instruments. Constructive sale treatment does not apply if the transaction is closed out not later than thirty days after the end of the taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed.

Gain or loss from a short sale of property is generally considered as capital gain or loss to the extent the property used to close the short sale constitutes a capital asset in the Fund's hands. Except with

--------------------------------------------------------------------------------
 28

TAXES
--------------------------------------------------------------------------------

respect to certain situations where the property used to close a short sale has a long-term holding period on the date the short sale is entered into, gains on short sales generally are short-term capital gains. A loss on a short sale will be treated as a long-term capital loss if, on the date of the short sale, "substantially identical property" has been held by the Fund for more than one year. In addition, entering into a short sale may result in suspension of the holding period of "substantially identical property" held by the Fund.

Gain or loss on a short sale will generally not be realized until such time as the short sale is closed. However, as described above in the discussion of constructive sales, if the Fund holds a short sale position with respect to securities that have appreciated in value, and it then acquires property that is the same as or substantially identical to the property sold short, the Fund generally will recognize gain on the date it acquires such property as if the short sale were closed on such date with such property. Similarly, if the Fund holds an appreciated financial position with respect to securities and then enters into a short sale with respect to the same or substantially identical property, the Fund generally will recognize gain as if the appreciated financial position were sold at its fair market value on the date it enters into the short sale. The subsequent holding period for any appreciated financial position that is subject to these constructive sale rules will be determined as if such position were acquired on the date of the constructive sale.

The Fund's transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company.

Further, certain of the Fund's investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment,
(iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited) and cause the Fund to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (vii) adversely alter the characterization of certain complex financial transactions; and (viii) produce income that will not qualify as good income for purposes of the 90% annual gross income requirement described above.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively "foreign taxes") that would reduce the return on its securities. Tax conventions between certain countries and the United States, however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. Shareholders will generally not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund.

--------------------------------------------------------------------------------

TAXES
--------------------------------------------------------------------------------

The Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain from disposition of that stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF's annual ordinary earnings and net capital gain--which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax--even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements.

The Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of a PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund's adjusted basis in each PFIC's stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss.

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number ("TIN") and certain certifications required by the Service as well as shareholders with respect to whom the Fund has received certain information from the Service or a broker may be subject to "backup" withholding of federal income tax arising from the Fund's taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a rate of 28% for amounts paid during 2005. An individual's TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder's federal income tax liability, if any, provided that the required information is furnished to the Service.

The foregoing briefly summarizes some of the important federal income tax consequences to common shareholders of investing in common shares, reflects the federal tax law as of the date of this Statement of Additional Information, and does not address special tax rules applicable to certain types of investors, such as corporate and foreign investors. Unless otherwise noted, this discussion assumes that an investor is a U.S. person and holds Common Shares as a capital asset. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change or differing interpretations by the courts or the Service retroactively or prospectively. Investors should consult their tax advisors regarding other federal, state or local tax considerations that may be applicable to their particular circumstances, as well as any proposed tax law changes.

--------------------------------------------------------------------------------
 30

--------------------------------------------------------------------------------

Other information

The Fund is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, in certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Fund property or the acts, obligations or affairs of the Fund. The Declaration of Trust, together with the Fund's By-laws, also provides for indemnification out of Fund property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by sole reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself is unable to meet its obligations. The Fund has been advised by its counsel that the risk of any shareholder incurring any liability for the obligations of the Fund is remote.

The Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law; but nothing in the Declaration of Trust protects a Trustee against any liability to the Fund or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees.

The Declaration of Trust provides that no person shall serve as a Trustee if shareholders holding two-thirds of the outstanding shares have removed him from that office either by a written declaration filed with the Fund's custodian or by votes cast at a meeting called for that purpose. The Declaration of Trust further provides that the Trustees of the Fund shall promptly call a meeting of the shareholders for the purpose of voting upon a question of removal of any such Trustee or Trustees when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

The Fund's Prospectus and this SAI do not contain all of the information set forth in the Registration Statement that the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its Rules and Regulations.

Independent registered public accounting firm

Deloitte & Touche LLP, Boston, Massachusetts is the independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.

--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM REPORT

                            TO BE ADDED BY AMENDMENT

--------------------------------------------------------------------------------
 32

--------------------------------------------------------------------------------

Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES
AS OF           , 2005

ASSETS
  Cash......................................................  $
  Offering costs............................................
  Receivable from Adviser...................................
                                                              --------
  Total assets..............................................  $
                                                              ========
LIABILITIES
  Accrued offering costs....................................  $
  Accrued organizational costs..............................
  Total liabilities.........................................  $
                                                              ========
Net assets applicable to common shares of beneficial
  interest issued and outstanding...........................  $
                                                              ========
NET ASSET VALUE AND OFFERING PRICE PER SHARE................  $
                                                              ========

STATEMENT OF OPERATIONS
PERIOD FROM MARCH 30, 2005 (DATE OF ORGANIZATION) THROUGH           , 2005

INVESTMENT INCOME...........................................  $     --
                                                              --------
EXPENSES
  Organization costs........................................  $
  Expense reimbursement.....................................  $ (    )
                                                              --------
     Net expenses...........................................  $     --
                                                              --------
NET INVESTMENT INCOME.......................................  $     --
                                                              ========

                       See notes to financial statements.

--------------------------------------------------------------------------------

Notes to financial statements

NOTE 1:  ORGANIZATION

The Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund (the "Fund") was organized as a Massachusetts business trust on March 30, 2005 and has been inactive since that date except for matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, and the Securities Act of 1933,
as amended, and the sale of           common shares to Eaton Vance Management,
the Fund's Investment Adviser.

Eaton Vance Management, or an affiliate, has agreed to reimburse all
organizational costs, estimated at approximately $          . Eaton Vance
Management, or an affiliate, directly provided certain organizational services to the Fund at no expense. The costs of such services are not material.

Eaton Vance Management, or an affiliate, has agreed to pay all offering costs (other than sales loads) that exceed $0.04 per common share. The total
estimated fund offering costs are $     , of which the Fund would pay
$           and Eaton Vance Management would pay $      based on such estimate.
The total estimated Fund offering costs includes $     per common share the Fund
has agreed to pay the underwriters as a partial reimbursement of expenses incurred in connection with the offering.

The Fund's primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing its investment objectives, the Fund will evaluate returns on an after-tax basis, seeking to minimize and defer shareholder federal income taxes. Under normal market conditions, the Fund's investment program will consist primarily of (1) owning a diversified portfolio of common stocks, a segment of which (the "U.S. Segment") holds stocks of U.S. issuers and a segment of which (the "International Segment") holds stocks of non-U.S. issuers, and (2) selling on a continuous basis call options on broad-based domestic stock indices on at least 80% of the value of the U.S. Segment and call options on broad-based foreign country and/or regional stock indices on at least 80% of the value of the International Segment.

NOTE 2:  ACCOUNTING POLICIES

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates. Actual results may differ from those estimates.

The Fund's share of offering costs will be recorded within paid in capital as a reduction of the proceeds from the sale of common shares upon the commencement of Fund operations. The offering costs reflected above assume the sale of common shares.

NOTE 3:  INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an investment advisory agreement between the Adviser and the Fund, the Fund has agreed to pay an investment advisory fee, payable on a monthly basis, at an annual rate of 1.00% of the average daily gross assets of the Fund. Gross assets of the Fund shall be calculated by deducting accrued liabilities of the Fund not including the amount of any preferred shares outstanding or the principal amount of any indebtedness for money borrowed.

--------------------------------------------------------------------------------
 34

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Pursuant to a sub-advisory agreement between the Adviser and Parametric Portfolio Associates LLC ("Parametric"), the Adviser has agreed to pay a sub-advisory fee to Parametric, in an annual amount equal to 0.25% of the average daily gross assets of the Fund.

Pursuant to a sub-advisory agreement between the Adviser and Rampart Investment Management Company, Inc.("Rampart"), the Adviser has agreed to pay a sub-advisory fee to Rampart, in an annual amount equal to 0.10% of the average daily gross assets of the Fund.

NOTE 4:  FEDERAL INCOME TAXES

The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

Eaton Vance Funds
Proxy voting policy and procedures

I.  OVERVIEW

The Boards of Trustees (the "Boards") of the Eaton Vance Funds (the "Funds") recognize that it is their fiduciary responsibility to actively monitor the Funds' operations. The Boards have always placed paramount importance on their oversight of the implementation of the Funds' investment strategies and the overall management of the Funds' investments. A critical aspect of the investment management of the Funds continues to be the effective assessment and voting of proxies relating to the Funds' portfolio securities. While the Boards will continue to delegate the day-to-day responsibilities relating to the management of the proxy-voting process to the relevant investment adviser or sub-adviser, if applicable, of the Fund (or its underlying portfolio in the case of a master-feeder arrangement), the Boards have determined that it is in the interests of the Funds' shareholders to adopt these written proxy voting policy and procedures (the "Policy"). For purposes of this Policy the term "Fund" shall include a Fund's underlying portfolio in the case of a master-feeder arrangement and the term "Adviser" shall mean the adviser to a Fund or its sub-adviser if a sub-advisory relationship exists.

II.  DELEGATION OF PROXY VOTING RESPONSIBILITIES

Pursuant to investment advisory agreements between each Fund and its Adviser, the Adviser has long been responsible for reviewing proxy statements relating to Fund investments and, if the Adviser deems it appropriate to do so, to vote proxies on behalf of the Funds. The Boards hereby formally delegate this responsibility to the Adviser, except as otherwise described in this Policy. In so doing, the Boards hereby adopt on behalf of each Fund the proxy voting policies and procedures of the Adviser(s) to each Fund as the proxy voting policies and procedures of the Fund. The Boards recognize that the Advisers may from time to time amend their policies and procedures. The Advisers will report material changes to the Boards in the manner set forth in Section IV below. In addition, the Boards will annually review and approve the Advisers' proxy voting policies and procedures.

III.  DELEGATION OF PROXY VOTING DISCLOSURE RESPONSIBILITIES

The Securities and Exchange Commission (the "Commission") recently enacted certain new reporting requirements for registered investment companies. The Commission's new regulations require that funds (other than those which invest exclusively in non-voting securities) make certain disclosures regarding their proxy voting activities. The most significant disclosure requirement for the Funds is the duty pursuant to Rule 30b1-4 promulgated under the Investment Company Act of 1940, as amended (the "1940 Act"), to file Form N-PX no later than August 31st of each year beginning in 2004.

Under Form N-PX, each Fund will be required to disclose, among other things, information concerning proxies relating to the Fund's portfolio investments, whether or not the Fund (or its Adviser) voted the proxies relating to securities held by the Fund and how it voted in the matter and whether it voted for or against management.

The Boards hereby delegate to each Adviser the responsibility for recording, compiling and transmitting in a timely manner all data required to be filed on Form N-PX to Eaton Vance Management, which acts as administrator to each of the Funds (the "Administrator"), for each Fund

--------------------------------------------------------------------------------
 36

APPENDIX A
--------------------------------------------------------------------------------

that such Adviser manages. The Boards hereby delegate the responsibility to file Form N-PX on behalf of each Fund to the Administrator.

IV.  CONFLICTS OF INTEREST

The Boards expect each Adviser, as a fiduciary to the Fund(s) it manages, to put the interests of each Fund and its shareholders above those of the Adviser. In the event that in connection with its proxy voting responsibilities a conflict of interest arises between a Fund's shareholders and the Fund's Adviser or the Administrator (or any of their affiliates) or any affiliated person of the Fund, the Adviser, to the extent it is aware or reasonably should have been aware of the conflict, will refrain from voting any proxies related to companies giving rise to such conflict until it notifies and consults with the appropriate Board(s) concerning the conflict.

Once the Adviser notifies the relevant Board(s) of the conflict, the Board(s) shall convene a meeting of the Boards' Fund Special Committee (the "Committee") to review and consider all relevant materials related to the proxies involved. In considering such proxies, the Adviser shall make available all materials requested by the Committee and make reasonably available appropriate personnel to discuss the matter with the Committee upon the Committee's request. The Committee will instruct the Adviser on the appropriate course of action. If the Committee is unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund(s) involved, each Adviser will have the right to vote such proxy, provided that it discloses the existence of the conflict to the Committee at its next meeting.

V.  REPORTS

The Administrator shall make copies of each Form N-PX filed on behalf of the Funds available for the Boards' review upon the Boards' request. The Administrator (with input from the Adviser for the relevant Fund(s)) shall also provide any reports reasonably requested by the Boards regarding the proxy voting records of the Funds.

Each Adviser shall annually report any material changes to such Adviser's proxy voting policies and procedures to the relevant Board(s) and the relevant Board(s) will annually review and approve the Adviser's proxy voting policies and procedures. Each Adviser shall report any changes to such Adviser's proxy voting policies and procedures to the Administrator prior to implementing such changes in order to enable the Administrator to effectively coordinate the Funds' disclosure relating to such policies and procedures.

Eaton Vance Management
Boston Management and Research
Proxy voting policies and procedures

I.  INTRODUCTION

Eaton Vance Management, Boston Management and Research and Eaton Vance Investment Counsel (each an "Adviser" and collectively the "Advisers") have each adopted and implemented policies and procedures that each Adviser believes are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Advisers' authority to vote the proxies of their clients is established by their advisory contracts or similar documentation, such as the Eaton Vance Funds Proxy Voting Policies and Procedures. These proxy policies and procedures reflect the Securities and

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

Exchange Commission ("SEC") requirements governing advisers and the long-standing fiduciary standards and responsibilities for ERISA accounts set out in the Department of Labor Bulletin 94-2 C.F.R. 2509.94-2 (July 29, 1994).

Overview
Each Adviser manages its clients' assets with the overriding goal of seeking to provide the greatest possible return to such clients consistent with governing laws and the investment policies of each client. In pursuing that goal, each Adviser seeks to exercise its clients' rights as shareholders of voting securities to support sound corporate governance of the companies issuing those securities with the principle aim of maintaining or enhancing the companies' economic value.

The exercise of shareholder rights is generally done by casting votes by proxy at shareholder meetings on matters submitted to shareholders for approval (for example, the election of directors or the approval of a company's stock option plans for directors, officers or employees). Each Adviser is adopting the formal written guidelines described in detail below and will utilize such guidelines in voting proxies on behalf of its clients. These guidelines are designed to promote accountability of a company's management and board of directors to its shareholders and to align the interests of management with those of shareholders.

In seeking to ensure a level of consistency and rationality in the proxy voting process, the guidelines contained in these policies and procedures are designed to address the manner in which certain matters that arise regularly in proxies will generally be voted. However, each Adviser takes the view that these guidelines should not be used as mechanical instructions for the exercise of this important shareholder right. Except in the instance of routine matters related to corporate administrative matters which are not expected to have a significant economic impact on the company or its shareholders (on which the Advisers will routinely vote with management), the Advisers will review each matter on a case-by-case basis and reserve the right to deviate from these guidelines when they believe the situation warrants such a deviation. In addition, no set of guidelines can anticipate all situations that may arise. In special cases, the Proxy Administrator (the person specifically charged with the responsibility to review and vote proxies on behalf of each Adviser's clients) may seek insight from the Adviser's analysts, portfolio managers and/or Chief Equity Investment Officer on how a particular proxy proposal will impact the financial prospects of a company, and vote accordingly. The guidelines are just that: guidelines rather than hard and fast rules, simply because corporate governance issues are so varied.

Proxy Voting Guidelines
The following guidelines relate to the types of proposals that are most frequently presented in proxy statements to shareholders. Absent unusual circumstances, each Adviser will utilize these guidelines when voting proxies on behalf of its clients.

A.  ELECTION OF BOARD OF DIRECTORS
The Advisers believe that a Board of Directors should primarily be independent, not have significant ties to management and consist of members who are all elected annually. In addition, the Advisers believe that important Board committees (e.g., audit, nominating and compensation committees) should be entirely independent. In general,

+ The Advisers will support the election of directors that result in a Board made up of a majority of independent directors.

+ The Advisers will support the election for independent directors to serve on the audit, compensation, and/or nominating committees of a Board of Directors.

--------------------------------------------------------------------------------
 38

APPENDIX A
--------------------------------------------------------------------------------

+ The Advisers will hold all directors accountable for the actions of the Board's committees. For example, the Advisers will consider withholding votes for nominees who have recently approved compensation arrangements that the Advisers deem excessive or propose equity-based compensation plans that unduly dilute the ownership interests of shareholders.

+ The Advisers will support efforts to declassify existing Boards, and will vote against proposals by companies to adopt classified Board structures.

+ The Advisers will vote against proposals for cumulative voting, confidential stockholder voting and the granting of pre-emptive rights.

B.  APPROVAL OF INDEPENDENT AUDITORS
The Advisers believe that the relationship between the company and its auditors should be limited primarily to the audit engagement and closely allied audit-related and tax services, although non-audit services may be provided so long as they are consistent with the requirements of the Sarbanes-Oxley Act and, if required, have been approved by an independent audit committee. The Advisers will also consider the reputation of the auditor and any problems that may have arisen in the auditor's performance of services.

C.  EXECUTIVE COMPENSATION
The Advisers believe that appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of shareholders and the interests of management, employees, and directors. However, the Advisers are opposed to plans that substantially dilute shareholders' ownership interests in the company or have objectionable structural features.

+ The Advisers will generally vote against plans where total potential dilution (including all equity-based plans) seems likely to exceed 15% of shares outstanding over ten years and extends longer than ten years.

+ The Advisers will generally vote against plans if annual option grants exceed 2% of shares outstanding.

These total and annual dilution thresholds are guidelines, not ceilings, and when assessing a plan's impact on client shareholdings the Advisers will consider other factors such as specific industry practices, company and stock performance and management credibility. The Proxy Administrator may consult with the relevant analyst(s) or portfolio manager(s) or, if appropriate, the Chief Equity Investment Officer, to determine when or if it may be appropriate to exceed these guidelines.

+ The Advisers will typically vote against plans that have any of the following structural features:

    +  Ability to re-price underwater options without shareholder approval.

    + The unrestricted ability to issue options with an exercise price below the stock's current market price.

    +  Automatic share replenishment ("evergreen") feature.

+ The Advisers are supportive of measures intended to increase long-term stock ownership by executives. These may include:

    + Requiring senior executives to hold a minimum amount of stock in the company (frequently expressed as a certain multiple of the executive's salary).

    +  Using restricted stock grants instead of options.

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

    + Utilizing phased vesting periods or vesting tied to company specific milestones or stock performance.

+ The Advisers will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

In assessing a company's executive compensation plan, the Advisers will weigh all components of the plan. For example, the grant of stock options to executives of a company in a particular year may appear excessive if that grant goes above 2% of the shares outstanding of the company. However, such grants may be appropriate if the senior management of the company has accepted significantly reduced cash compensation for the year in lieu of receiving a greater number of options.

D.  CORPORATE STRUCTURE MATTERS/ANTI-TAKEOVER DEFENSES
As a general matter, the Advisers oppose anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions. In general,

+ Because a classified board structure prevents shareholders from electing a full slate of directors annually, the Advisers will typically vote against proposals to create classified boards and vote in favor of shareholder proposals to declassify a board.

+ The Advisers will vote for proposals to subject shareholder rights plans ("poison pills") to a shareholder vote.

+ The Advisers will vote for shareholder proposals that seek to eliminate supermajority voting requirements and oppose proposals seeking to implement supermajority voting requirements.

+ The Advisers will generally vote against proposals to authorize preferred stock whose voting, conversion, dividend and other rights are determined at the discretion of the board of directors when the stock is issued, when used as an anti-takeover device. However, such "blank check" preferred stock may be issued for legitimate financing needs and the Adviser may vote for proposals to issue such preferred stock when it believes such circumstances exist.

+ The Advisers will vote for proposals to lower barriers to shareholder action (for example, limiting rights to call special meetings or act by written consent).

+ The Advisers will vote against proposals for a separate class of stock with disparate voting rights.

+ The Advisers will consider on a case-by-case basis on board approved proposals regarding changes to a company's capitalization; however, the Advisers will generally vote in favor of proposals authorizing the issuance of additional common stock (except in the case of a merger, restructuring or another significant corporate event which will be handled on a case-by-case basis), provided that such issuance does not exceed three times the number of currently outstanding shares.

E.  STATE OF INCORPORATION/OFFSHORE PRESENCE
Under ordinary circumstances, the Advisers will not interfere with a choice to reincorporate or reorganize a company in a different jurisdiction, provided that management's decision has been approved by the board of directors. The Advisers recognize that there may be benefits to reincorporation (such as tax benefits and more developed business laws in the jurisdiction of reincorporation). Each proposal to reincorporate in offshore tax havens will be reviewed on a case-by-case basis to determine whether such actions are in the best interests of the shareholders of the company, including the Advisers' clients.

--------------------------------------------------------------------------------
 40

APPENDIX A
--------------------------------------------------------------------------------

F.  ENVIRONMENTAL/SOCIAL POLICY ISSUES
The Advisers believe that "ordinary business matters" are primarily the responsibility of management and should be approved solely by the company's board of directors. The Advisers recognize that certain social and environmental issues raised in shareholder proposals are the subject of vigorous public debate and many are the subject of legal statutes or regulation by federal and/or state agencies. The Advisers generally support management on these types of proposals, although they may make exceptions where they believe a proposal has substantial economic implications. The Advisers expect that the companies in which they invest their clients' assets will act as responsible corporate citizens.

G.  CIRCUMSTANCES UNDER WHICH THE ADVISERS WILL ABSTAIN FROM VOTING
The Advisers will seek to vote all proxies for clients who have delegated the responsibility to vote such proxies to the Advisers. Under certain circumstances, the costs to their clients associated with voting such proxies would far outweigh the benefit derived from exercising the right to vote. In those circumstances, the Advisers will make a case-by-case determination on whether or not to vote such proxies. In the case of countries which required so-called "share blocking," the Adviser may also abstain from voting. The Advisers will not seek to vote proxies on behalf of their clients unless they have agreed to take on that responsibility on behalf of a client. Finally, the Advisers may be required to abstain from voting on a particular proxy in a situation where a conflict exists between the Adviser and its client. The policy for resolution of such conflicts is described below in Section V.

Recordkeeping
The Advisers will maintain records relating to the proxies they vote on behalf of their clients in accordance with Section 204-2 of the Investment Advisers Act of 1940, as amended. Those records will include:

+  A copy of the Advisers' proxy voting policies and procedures;

+ Proxy statements received regarding client securities (if such proxies are available on the SEC's EDGAR system or a third party undertakes to promptly provide a copy of such documents to the Advisers, the Advisers do not need to retain a separate copy of the proxy statement);

+  A record of each vote cast;

+ A copy of any document created by the Advisers that was material to making a decision on how to vote a proxy for a client or that memorializes the basis for such a decision; and

+ Each written client request for proxy voting records and the Advisers' written response to any client request (whether written or oral) for such records.

All records described above will be maintained in an easily accessible place for five years and will be maintained in the offices of the Advisers for two years after they are created.

Identification and resolution of conflicts with clients
As fiduciaries to their clients, each Adviser puts the interests of its clients ahead of its own. In order to ensure that relevant personnel of the Advisers are able to identify potential conflicts of interest, each Adviser will take the following steps:

+ Quarterly, the Eaton Vance Legal and Compliance Departments will seek information from the department heads of each department of the Advisers and of Eaton Vance Distributors, Inc. ("EVD") (an affiliate of the Advisers and principal underwriter of the Eaton Vance Funds). Each department head will be asked to provide a list of significant clients or prospective clients of the Advisers or EVD. For example, a department head would report the fact that EVD was in

--------------------------------------------------------------------------------

APPENDIX A
--------------------------------------------------------------------------------

   discussions with a corporate client considering management of the corporation's 401(k) plan assets.

+ A representative of the Legal and Compliance Departments will compile a list of the companies identified (the "Conflicted Companies") and provide that list to the Proxy Administrator.

+ The Proxy Administrator will compare the list of Conflicted Companies with the names of companies for which he or she expects to receive or has received proxy statements (the "Proxy Companies"). If a Conflicted Company is also a Proxy Company, the Proxy Administrator will report that fact to the Eaton Vance Chief Legal Officer and the Chief Equity Investment Officer.

The Chief Legal Officer and Chief Equity Investment Officer will then determine if a conflict of interest exists between the relevant Adviser and its client. If they determine that a conflict exists, they or their designees will take the following steps to seek to resolve such conflict prior to voting any proxies relating to these Conflicted Companies.

+ For clients other than a Fund, if the Proxy Administrator expects to vote the proxy of the Conflicted Company strictly according to the guidelines contained in these Proxy Voting Policies and Procedures (the "Policies"), she will (i) inform the Chief Legal Officer and Chief Equity Investment Officer (or their designees) of that fact, (ii) vote the proxies and (iii) record the existence of the conflict and the resolution of the matter.

+ If (i) the client involved is a Fund, or (ii) the Proxy Administrator intends to vote in a manner inconsistent with the guidelines contained herein or, if the issues raised by the proxy are not contemplated by these Policies, and the matters involved in such proxy could have a material economic impact on the client(s) involved, the Adviser will seek instruction on how the proxy should be voted from:

    +  The client, in the case of an individual or corporate client;

    + In the case of a Fund its board of directors, or any committee identified by the board; or

    + The adviser, in situations where the Adviser acts as a sub-adviser to such adviser.

The Adviser will provide all reasonable assistance to each party to enable such party to make an informed decision.

If the client, fund board or adviser, as the case may be, fails to instruct the Adviser on how to vote the proxy, the Adviser will generally abstain from voting in order to avoid the appearance of impropriety. If however, the failure of the Adviser to vote its clients' proxies would have a material adverse economic impact on the Advisers' clients' securities holdings in the Conflicted Company, the Adviser may vote such proxies in order to protect its clients' interests. In either case, the Proxy Administrator will record the existence of the conflict and the resolution of the matter.

--------------------------------------------------------------------------------
 42

          EATON VANCE TAX-MANAGED GLOBAL BUY-WRITE OPPORTUNITIES FUND

                      STATEMENT OF ADDITIONAL INFORMATION
                                          , 2005

                             ---------------------

                      INVESTMENT ADVISER AND ADMINISTRATOR
                             Eaton Vance Management
                                255 State Street
                                Boston, MA 02109

                                  SUB-ADVISER
                      Parametric Portfolio Associates LLC
                           1151 Fairview Avenue North
                               Seattle, WA 98109

                                  SUB-ADVISER
                  Rampart Investment Management Company, Inc.
                            One International Place
                                Boston, MA 02110

                                   CUSTODIAN
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116

                                 TRANSFER AGENT
                                   PFPC Inc.
                                 P.O. Box 43027
                           Providence, RI 02940-3027

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                             Deloitte & Touche LLP
                              200 Berkeley Street
                                Boston, MA 02116

                                     PART C

                               OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1)  FINANCIAL STATEMENTS:

     Included in Part A:
     Not applicable.

     Included in Part B:
     Independent Auditor's Report*
     Statement of Assets and Liabilities*
     Notes to Financial Statement*

----------
*    To be added by amendment.

(2)  EXHIBITS:

     (a) Agreement and Declaration of Trust dated March 30, 2005 is incorporated herein by reference to the Registrant's initial Registration Statement on Form N-2 (File Nos. 333-123961 and 811-21745) as to the Registrant's common shares of beneficial interest ("Common Shares") filed with the Securities and Exchange Commission on April 8, 2005 (Accession No. 0000898432-05-000316) ("Initial Common Shares Registration Statement").

     (b) By-Laws are incorporated herein by reference to the Registrant's Initial Common Shares Registration Statement.

     (c) Not applicable.

     (d) Form of Specimen Certificate for Common Shares of Beneficial Interest filed herewith.

     (e) Dividend Reinvestment Plan filed herewith.

     (f) Not applicable.

     (g) (1) Investment Advisory Agreement dated April 18, 2005 filed herewith.

          (2) Sub-Advisory Agreement with Rampart Investment Management Company, Inc. dated April 18, 2005 filed herewith.

          (3) Sub-Advisory Agreement with Parametric Portfolio Associates LLC dated April 18, 2005 filed herewith.

     (h)  (1)  Form of Underwriting Agreement filed herewith.

          (2)  Form of Master Agreement Among Underwriters filed herewith.

          (3)  Form of Master Selected Dealers Agreement filed herewith.

     (i) The Securities and Exchange Commission has granted the Registrant an exemptive order that permits the Registrant to enter into deferred compensation arrangements with its independent Trustees. See in the matter of Capital Exchange Fund, Inc., Release No. IC- 20671 (November 1, 1994).

     (j) (1) Master Custodian Agreement with Investors Bank & Trust Company dated April 18, 2005 filed herewith.

          (2) Extension Agreement dated August 31, 2000 to Master Custodian Agreement with Investors Bank & Trust Company filed as Exhibit
               (g)(4) to Post-Effective Amendment No. 85 of Eaton Vance Municipals Trust (File Nos. 33-572, 811-4409) filed with the Commission on January 23, 2001 (Accession No. 0000940394-01-500027) and incorporated herein by reference.

          (3) Delegation Agreement dated December 11, 2000, with Investors Bank & Trust Company filed as Exhibit (j)(e) to the Eaton Vance Prime Rate Reserves N-2, Amendment No. 5 (File Nos. 333-32267, 811-05808) filed April 3, 2002 (Accession No.
               0000940394-01-500126) and incorporated herein by reference.

     (k) (1) Supplement to the Transfer Agency and Services Agreement dated April 18, 2005 filed herewith.

          (2) Transfer Agency and Services Agreement as amended and restated on June 16, 2005 filed herewith.

          (3)  Administration Agreement dated April 18, 2005 filed herewith.

          (4)  Form of Shareholder Servicing Agreement filed herewith.

          (5) Form of Additional Compensation Agreement to be filed by amendment.

          (6) Organizational and Expense Reimbursement Agreement to be filed by amendment.

          (7)  Form of Structuring Fee Agreement to be filed by amendment.

     (l) Opinion and Consent of Kirkpatrick & Lockhart Nicholson Graham LLP as to Registrant's Common Shares to be filed by amendment.

     (m)  Not applicable.

     (n) Consent of Independent Registered Public Accounting Firm filed herewith.

     (o)  Not applicable.

     (p)  Letter Agreement with Eaton Vance Management to be filed by amendment.

     (q)  Not applicable.

     (r) (1) Code of Ethics adopted by Eaton Vance Corp., Eaton Vance Management Boston Management and Research, Eaton Vance Distributors, Inc. and the Eaton Vance Funds effective September 1, 2000, as revised February 1, 2005 filed as Exhibit (r)(1) to the Registration Statement on Form N-2 of Eaton Vance Global Enhanced Equity Income Fund (File Nos. 33-122540, 811-21711) filed February 4, 2005 (Accession No. 0000898432-05- 000098) and
               incorporated herein by reference.

          (2) Code of Ethics for Rampart Investment Management Company, Inc. effective September 1, 2004, filed as Exhibit (r)(2) to Pre-Effective Amendment No. 1 of Eaton Vance Enhanced Equity Income Fund (File Nos. 333-118180, 811-21614) filed September 24, 2004 (Accession No. 0000950135-04-004565) and incorporated herein by reference.

          (3) Code of Ethics for Parametric Portfolio Associates LLC effective January 1, 2005, filed as Exhibit (r)(3) to Pre-Effective Amendment No. 1 of Eaton Vance Tax-Managed Buy-Write Income Fund (File Nos. 333-120666, 811-21676) filed March 23, 2005 (Accession
               No. 0000950135-05- 001628) and incorporated herein by reference.

     (s)  (1)  Power of Attorney dated April 18, 2005 filed herewith.

          (2)  Power of Attorney dated April 29, 2005 filed herewith.

ITEM 26. MARKETING ARRANGEMENTS

     See Form of Underwriting Agreement filed herewith.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees                                  $_________________
National Association of Securities Dealers, Inc. Fees
New York Stock Exchange Fees
Costs of Printing and Engraving
Accounting Fees and Expenses
Legal Fees and Expenses
                                                              ==================
Total                                                         $_________________

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

     None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

     Set forth below is the number of record holders as of August 22, 2005, of each class of securities of the Registrant:

Title of Class                                          Number of Record Holders
--------------                                          ------------------------
Common Shares of Beneficial interest,
   par value $0.01 per share                                        0

ITEM 30. INDEMNIFICATION

     The Registrant's By-Laws incorporated herein by reference contain, and the form of Underwriting Agreement filed herewith contains provisions limiting the liability, and providing for indemnification, of the Trustees and officers under certain circumstances.

     Registrant's Trustees and officers are insured under a standard investment company errors and omissions insurance policy covering loss incurred by reason of negligent errors and omissions committed in their official capacities as such. Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described in this Item 30, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Reference is made to: (i) the information set forth under the caption Investment advisory and other services" in the Statement of Additional Information; (ii) the Eaton Vance Corp. 10-K filed under the Securities Exchange Act of 1934 (File No. 001-8100); and (iii) the Form ADV of Eaton Vance Management (File No. 801-15930) filed with the Commission, all of which are incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

     All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the possession and custody of the Registrant's custodian, Investors Bank & Trust Company, 200 Clarendon Street, 16th Floor, Boston, MA 02116, and its transfer agent, PFPC Inc., 4400 Computer Drive, Westborough, MA 01581-5120, with the exception of certain corporate documents and portfolio trading documents which are in the possession and custody of Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of Eaton Vance Management.

ITEM 33. MANAGEMENT SERVICES

     Not applicable.

ITEM 34. UNDERTAKINGS

     1. The Registrant undertakes to suspend offering of Common Shares until the prospectus is amended if (1) subsequent to the effective date of this Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of this Registration Statement or
(2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

     2. Not applicable.

     3. Not applicable.

     4. Not applicable.

     5. The Registrant undertakes that:

          a. for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective; and

          b. for the purpose of determining any liability under the Securities Act, each post- effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Statement of Additional Information.

                                     NOTICE

     A copy of the Agreement and Declaration of Trust of Eaton Vance Tax-Managed Global Buy-Write Opportunities Fund is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders individually, but are binding only upon the assets and property of the Registrant.

                  [Remainder of page left intentionally blank]

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended the Registrant has duly caused this Pre-Effective Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Boston and the Commonwealth of Massachusetts, on the 22nd day of August 2005.

                                       EATON VANCE TAX-MANAGED GLOBAL
                                          BUY-WRITE OPPORTUNITIES FUND


                                       By: /s/ Duncan W. Richardson
                                           -------------------------------------
                                           Duncan W. Richardson
                                           President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended this Pre-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                    Title                                   Date
---------                    -----                                   ----


/s/ Duncan W. Richardson     President and Chief Executive Officer   August 22, 2005
--------------------------
Duncan W. Richardson


James L. O'Connor*           Treasurer and Principal Financial and   August 22, 2005
--------------------------   Accounting
James L. O'Connor


James B. Hawkes*             Trustee                                 August 22, 2005
--------------------------
James B. Hawkes


Benjamin C. Esty*            Trustee                                 August 22, 2005
--------------------------
Benjamin C. Esty


Samuel L. Hayes, III*        Trustee                                 August 22, 2005
--------------------------
Samuel L. Hayes, III


William H. Park*             Trustee                                 August 22, 2005
--------------------------
William H. Park


Ronald A. Pearlman*          Trustee                                 August 22, 2005
--------------------------
Ronald A. Pearlman


Norton H. Reamer*            Trustee                                 August 22, 2005
--------------------------
Norton H. Reamer


Lynn A. Stout*               Trustee                                 August 22, 2005
--------------------------
Lynn A. Stout


Ralph F. Verni*              Trustee                                 August 22, 2005
--------------------------
Ralph F. Verni


*By: /s/ Alan R. Dynner
     ---------------------
     Alan R. Dynner
     (As Attorney-in-Fact)

                                INDEX TO EXHIBITS

(d)      Form of Specimen Certificate for Common Shares of Beneficial Interest

(e)      Dividend Reinvestment Plan

(g)(1)   Investment Advisory Agreement

(g)(2)   Sub-Advisory Agreement with Rampart Investment Management Company, Inc.

(g)(3)   Sub-Advisory Agreement with Parametric Portfolio Associates LLC

(h)(1)   Form of Underwriting Agreement

(h)(2)   Form of Master Agreement Among Underwriters

(h)(3)   Form of Master Selected Dealers Agreement

(j)(1)   Master Custodian Agreement

(k)(1)   Supplement to the Transfer Agency and Services Agreement

(k)(2)   Amended and Restated Transfer Agency and Services Agreement

(k)(3)   Administration Agreement

(k)(4)   Form of Shareholder Servicing Agreement

(n)      Consent of Independent Registered Public Accounting Firm

(s)(1)   Power of Attorney dated April 18, 2005

(s)(2)   Power of Attorney dated April 29, 2005